Exhibit 10.6

SENIOR MEZZANINE LOAN AGREEMENT

BY

AND BETWEEN

SW 131 ST. ROSE MEZZANINE BORROWER LLC
(“Borrower”)

AND

BEHRINGER HARVARD ST. ROSE REIT, LLC
(“Lender”)

1.	RECITALS		2
2.	DEFINITIONS		2
3.	THE LOAN; DISBURSEMENT OF LOAN		9

	(a)	Loan	9
	(b)	Loan Disbursements	9

4.	INTEREST PAYMENTS; NO USURY, LOAN COMMITMENT FEE; PREPAYMENT; MATURITY; REPAYMENT		9

	(a)	Interest	9
	(b)	No Usury	10
	(c)	Loan Commitment Fee	11
	(d)	Prepayment	11
	(e)	Maturity Date	11

5.	SECURITY FOR LOAN; GUARANTY		11

	(a)	Security Instrument	11
	(b)	Other Loan Documents	11
	(c)	Guaranty	11

6.	CONDITIONS PRECEDENT TO CLOSING OF THE LOAN		11

	(a)	Loan Documents	11
	(b)	Third Party Agreements	12
	(c)	Certification	12
	(d)	Financial Statements	12
	(e)	Insurance Policies	12
	(f)	Contracts	13
	(g)	Title Insurance Policy	13
	(h)	ALTA Survey	13
	(i)	Flood Plain Certification	13
	(j)	Appraisal	13
	(k)	Environmental Report	13
	(l)	Certification of Organizational Documents	13
	(m)	Legal Opinion	13
	(n)	UCC Searches	14
	(o)	Utilities	14
	(p)	Environmental Disclosure	14
	(q)	No Default	14

7.	TITLE INSURANCE		14

8.	INSURANCE		14

	(a)	Insurance Requirements	14
	(b)	Initial Policies; Renewals	16
	(c)	Notices	16
	(d)	Notice of Casualty	16
	(e)	Settlement of Claim	16

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	(f)	Application of Insurance Proceeds	17

9.	EMINENT DOMAIN		17

	(a)	Notice of Condemnation	17
	(b)	Settlement of Claim	18
	(c)	Application of Condemnation Awards	18
	(d)	Continuing Obligation to Repair	18
	(e)	Lender Not Required to Act	18

10.	RIGHTS OF ACCESS AND INSPECTION		18
11.	EXPENSES		19
12.	FINANCIAL REPORTS, PROPERTY REPORTS AND ANNUAL BUDGET		19
13.	GENERAL COVENANTS OF BORROWER		21

	(a)	Commencement and Completion of Project	21
	(b)	Lender Approval	21
	(c)	Operation and Maintenance of Project	22
	(d)	Restricted Sale and Encumbrance of Project and of Borrower Interests; Other Indebtedness	23
	(e)	General Indemnity	24
	(f)	Leases	25
	(g)	Notices	26
	(h)	Development	26
	(i)	Management	26
	(j)	Senior Loan	26
	(k)	Principal Place of Business; Choice of Law	27
	(l)	Compliance with Governmental Prohibitions	27

14.	FURTHER ASSURANCES		28
15.	APPRAISALS		28
16.	GENERAL REPRESENTATIONS AND WARRANTIES OF BORROWER		28

	(a)	Organization; Corporate Powers; Authorization of Borrowing	28
	(b)	Title to Property; Matters Affecting Property	29
	(c)	Financial Statements	31
	(d)	Budget Projections	31
	(e)	Intentionally Deleted	32
	(f)	No Loan Broker	32
	(g)	No Default	32
	(h)	Solvency	32
	(i)	Violations of Governmental Prohibitions	32

17.	EVENT OF DEFAULT		33

	(a)	Non-Payment	33
	(b)	Insurance	33
	(c)	Special Purpose Entity Covenants	33
	(d)	Borrower	33
	(e)	Guaranty	33
	(f)	Construction	33

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	(g)	Fraud or Material Misrepresentation	33
	(h)	Sale, Encumbrance or Other Indebtedness	34
	(i)	Reports and Documents	34
	(j)	Other Breaches under this Agreement.	34
	(k)	Other Breaches Under Other Loan Documents	34
	(l)	Senior Loan Documents	34
	(m)	Judgments	34
	(n)	Bankruptcy Proceedings	35

18.	REMEDIES		35

	(a)	Actions upon Event of Default	35
	(b)	Lender’s Right to Perform	36
	(c)	Appointment of Lender as Attorney-in-Fact	36
	(d)	Cross-Default to Note, Security Instrument, and Other Loan Documents	36
	(e)	Recourse Limitations	37

19.	ADDITIONAL ADVANCES		37

	(a)	Disbursement of Additional Advances	37
	(b)	Conditions Precedent to Additional Advance.	38

20.	TRANSFER OF LOAN; LOAN SERVICER		39

	(a)	Lender’s Right to Transfer	39
	(b)	Loan Servicer	39
	(c)	Dissemination of Information	39

21.	LENDER’S EXPENSES; RIGHTS OF LENDER		39
22.	MISCELLANEOUS		40

	(a)	Notices	40
	(b)	Waivers	41
	(c)	Lender Not Partner of Borrower; Borrower in Control	41
	(d)	No Third Party	42
	(e)	Time of Essence; Context	42
	(f)	Successors and Assigns	42
	(g)	Governing Jurisdiction	42
	(h)	SUBMISSION TO JURISDICTION; SERVICE OF PROCESS	42
	(i)	WAIVER WITH RESPECT TO DAMAGES	43
	(j)	Entire Agreement	44
	(k)	Headings	44
	(l)	Severability	44
	(m)	Counterparts	44
	(n)	WAIVER OF JURY TRIAL	44
	(o)	Sole and Absolute Discretion	44
	(p)	Straight Debt Harbor	45
	(q)	Assignment	45
	(r)	Retainage of Subcontractors	45

23.	SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER		45

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24.	JUNIOR MEZZANINE LOAN	48
25.	SUBDIVISION AND RELEASE	50

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SENIOR MEZZANINE LOAN AGREEMENT

This SENIOR MEZZANINE LOAN AGREEMENT (this “Agreement”) is made and entered into as of December 31, 2008, by and between SW 131 ST. ROSE MEZZANINE BORROWER LLC, a Delaware limited liability company, whose address is 2001 Bryan Street, Suite 3250, Dallas, Texas 75201 (“Borrower”), and BEHRINGER HARVARD ST. ROSE REIT, LLC, a Delaware limited liability company, whose address is 15601 Dallas Parkway, Suite 600, Addison, Texas, 75001 (“Lender”).

R E C I T A L S:

This Agreement is made with reference to the following facts:

A.            Borrower is directly or indirectly the legal and beneficial owner of one-hundred percent (100%) of the Equity Interests in SW 132 ST. ROSE SENIOR BORROWER LLC, a Delaware limited liability company (“Mortgagor”).

B.            Mortgagor is the owner of that certain land located in Henderson, Clark County, Nevada, and more particularly described on Exhibit A attached hereto, together with appurtenances (the “Land”).  The Land is comprised of a portion that is zoned RH-36 (High Density Residential), which is generally the western 18.151 acres of the Land (the “Residential Tract”) and a portion that is zoned CC-PUD (Community Commercial with Planned Unit Development Overlay), which is generally the eastern 6.271 acres of the Land (the “Commercial Tract”).  Mortgagor will construct on the Residential Tract a 430-unit apartment complex (the “Project”).

C.            Contemporaneously herewith, Mortgagor will enter into a Construction Loan Agreement with Bank of America, N.A. and the lenders who from time to time agree to fund parts of such loan (“Senior Lender”), providing a loan in the amount of Thirty Eight Million Six Hundred Thousand and No/Dollars ($38,600,000) (the “Senior Loan”), secured by a deed of trust, of even date herewith (together with any and all extensions, renewals, substitutions, replacements, amendments, modifications and/or restatements thereof) in favor of Senior Lender encumbering the Land and the Project.

D.            Contemporaneously with entering into the Senior Loan, SW 122 St. Rose Senior Borrower LLC, a Delaware limited liability company (“Commercial Tract Borrower”), will enter into a Term Loan Agreement with Bank of America, N.A., as lender for its sole account (“Commercial Tract Lender”), providing a loan in the amount of Two Million Nine Hundred Fifty Thousand and No/Dollars ($2,950,000) (the “Commercial Tract Loan”), secured by a deed of trust, of even date herewith (together with any and all extensions, renewals, substitutions, replacements, amendments, modifications and/or restatements thereof) in favor of Commercial Tract Lender encumbering the Land and the Project.

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E.             Borrower has requested that Lender, as lender, make one or more loans to Borrower in the aggregate amount of Twenty One Million Forty Three Thousand One Hundred Ninety Seven and No/Dollars ($21,043,197) (the “Maximum Aggregate Advance Amount”), one of such loans (the “Loan”) will be made pursuant to this Agreement, which Loan is to be advanced as hereinafter provided and is to be evidenced by the Note.  $14,185,154 of the Loan will be advanced under this Agreement at the execution of this Agreement (the “Initial Advance”), subject to the terms and provisions of this Agreement, and $1,000 of the Maximum Aggregate Advance Amount will be advanced under the Junior Mezzanine Loan Agreement (defined below), subject to the terms and provisions of the Junior Mezzanine Loan Agreement.  The Note is to be secured by the Senior Subordinate Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement (the “Security Instrument”) and other collateral as specified in Section 5 below.

F.             Mortgagor is currently pursuing a subdivision of the Land and intends to convey to Commercial Tract Borrower the Commercial Tract.  When Commercial Tract Borrower acquires title to the Commercial Tract (the “Transfer Date”), the lien of the Security Instrument will be partially released as to the Commercial Tract.

G.            The proceeds of the Loan are to be used by Borrower to, among other things, pay the costs and expenses, if any, referred to in Section 3(b) below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             RECITALS.  The recitals set forth above are true and correct and are incorporated herein by reference.

2.             DEFINITIONS.  The following terms, when used in this Agreement (including when used in the above recitals), shall have the following meanings:

(a)           “Accounting Records”:  shall mean such records used to prepare financial statements including but not limited to:  (i) supporting documentation for cash disbursements (including check copies and invoices); (ii) supporting documentation for cash receipts (including deposit slips); (iii) contracts; (iv) check registers; (v) monthly bank account reconciliations; (vi) general ledger; (vii) job cost detail of construction in progress in the same form as provided to Senior Lender; (viii) detail of draw requests on the Senior Loan; (ix) Senior Lender’s monthly loan statement; and (x) such other documentation in the possession of Borrower or its Affiliates or which Borrower will use all commercially reasonable efforts to acquire, as Lender shall reasonably require for the preparation of financial statements for the Project, Mortgagor or Borrower.

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(b)           “ADA” shall mean Americans with Disabilities Act of 1990, Pub. L. No. 89-670, 104 Stat. 327 (1990), as amended, and all regulations promulgated pursuant thereto.

(c)           “Additional Advance”: shall have the meaning given in Section 19 hereof.

(d)           “Affiliate”:  of any specified person or entity shall mean any other person or entity, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person or entity.  For purposes of this definition, “control” shall mean the ability, whether by the ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to make management decisions on behalf of, or independently to select the managing partner of, a partnership, or otherwise to have the power independently to remove and then select a majority of those individuals exercising managerial authority over an entity.  Control of an entity shall be conclusively presumed in the case of the ownership of more than 50% of the equity interests in the entity.

(e)           “Annual Budget”:  shall mean, for any period, the budget submitted to Lender and in effect for such period as provided in Section 12 hereof.

(f)            “Approved Change Orders”:  shall mean any change orders to the Plans requested by the Borrower and approved by the Lender as outlined in Section 13(b) hereof.

(g)           “Available Assets”:  shall have the meaning given in the Guaranty.

(h)           “Bankruptcy Proceedings”:  shall have the meaning given in Section 17(n).

(i)            “Borrower”:  means the entity identified as “Borrower” in the first paragraph of this Agreement, together with its successors and assigns.

(j)            “Business Day”:  shall mean all days other than Saturday, Sunday or any other day on which national banks doing business in Dallas, Texas are not open for business.

(k)           “Code”:  the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provisions of any successor federal income tax law.  Any reference to a particular provision of the Code shall include any amendment of such provision or the corresponding provision of any successor federal income tax law.

(l)            “Collateral”:  shall have the meaning given in the Security Instrument.

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(m)          “Commercial Deed of Trust”:  shall mean that certain deed of trust made by the Mortgagor for the benefit of the Commercial Tract Lender, which prior to the Transfer Date, will encumber both the Residential Tract and the Commercial Tract, and after the Transfer Date will encumber only the Commercial Tract.

(n)           “Commercial Tract”:  shall have the meaning given in the Recitals of this Agreement.

(o)           “Commercial Tract Borrower”:  shall have the meaning given in the Recitals of this Agreement.

(p)           “Commercial Tract Lender”:  shall have the meaning given in the Recitals of this Agreement.

(q)           “Commercial Tract Loan”:  shall have the meaning given in the Recitals of this Agreement.

(r)            “Completion”:  shall have the meaning given in the Guaranty.

(s)           “Construction Budget”:  shall mean the construction budget attached hereto as Exhibit D.

(t)            “Default Interest Rate”:  shall have the meaning given in the Note.

(u)           “Draw Request”:  shall mean a request for additional advances on the Loan and/or under the Junior Mezzanine Loan Agreement submitted by Borrower in the form attached hereto as Exhibit E.

(v)           “Encumbrance”:  shall mean any pledge, encumbrance, hypothecation or other grant of security interest, whether direct or indirect, voluntary or involuntary or by operation of law, and whether or not consented to by Lender, of or in (i) all or any portion of, or interest in, the Project (other than any encumbrance by the Senior Loan Documents and the Permitted Exceptions), or (ii) any Equity Interests in Mortgagor,  or (iii) any part of the Principal’s Equity Interests in Borrower.

(w)          “Environmental Indemnity”:  shall mean the Mezzanine Environmental Indemnity Agreement of even date herewith, executed by Borrower and containing representations, warranties, covenants and indemnities in favor of Lender with respect to Hazardous Materials.

(x)            “Equity Interests”:  means, with respect to any Person, shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in such Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire from such Person any such equity interest issued by such Person.

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(y)           “Estimated Collateral Value Statement”:  shall have the meaning given in the Guaranty.

(z)            “Estimated Value” means the estimated value of the property encumbered by the Security Instrument, as such value may be determined from time to time by Lender, less the amount, if any, of all other debt secured by such property that is senior to both the Loan and the loan under the Junior Mezzanine Loan Agreement.

(aa)         “Event of Default”:  shall have the meaning given in Section 17 hereof.

(bb)         “Final Map”:  shall have the meaning given in Section 25 hereof.

(cc)         “General Contractor”:  means TCR Nevada Construction Limited Partnership, a Texas limited partnership.

(dd)         “Governmental Authority”: shall mean any federal, state, county, municipal, parish, provincial, tribal or other government, or any department, commission, board, court, agency (including, without limitation, the U. S. Environmental Protection Agency), whether of the United States of America or any other country, or any instrumentality of any of them, or any other political subdivision thereof (a) in which any portion of the Land is located, (b) in which any of Mortgagor, Borrower, Guarantor or Lender is located or conducts business, or (c) exercising jurisdiction over Mortgagor, Borrower, Guarantor or Lender, or any of the Land, and any entity exercising legislative, judicial, regulatory, or administrative functions of, or pertaining to, government including, without limitation, any arbitration panel, any court or any commission.

(ee)         “Governmental Requirements”:  shall mean all laws, ordinances, rules, regulations, orders and directives of any Governmental Authority applicable to any of Mortgagor, Borrower, Guarantor, Lender or any of the Land, including, without limitation, all applicable licenses, building codes, restrictive covenants, zoning and subdivision ordinances, flood disaster, health and environmental laws and regulations, and the ADA.

(ff)           “Guarantor”:  shall mean CFP Residential, L.P., Kenneth J. Valach, J. Ronald Terwilliger, and Bruce Hart.

(gg)         “Guaranty”:  means that certain Mezzanine Guaranty, of even date herewith, executed by the Guarantors, jointly and severally, in favor of Lender.

(hh)         “Hazardous Materials”:  shall have the meaning given in the Environmental Indemnity.

(ii)           “Indebtedness”:  shall mean the principal of, interest on, and any other amounts due at any time under, this Agreement, the Note, the Security

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Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Collateral.

(jj)           “Initial Advance”:  shall have the meaning given in the Recitals of this Agreement.

(kk)         “Inspecting Architects/Engineers”:  shall mean architects and/or engineers selected by Borrower and reasonably acceptable to Lender.

(ll)           “Junior Mezzanine Advance Amount” means the principal amount outstanding under the Junior Mezzanine Loan Agreement.

(mm)       “Junior Mezzanine Loan Agreement” means that certain Junior Mezzanine Loan Agreement between Borrower and Lender dated of even date herewith.

(nn)         “Land”:  shall have the meaning given in the Recitals of this Agreement; provided, however, that from and after the Transfer Date, the Land shall be deemed to be comprised solely of the Residential Tract.

(oo)         “Leases”:  shall mean all present and future leases, subleases, licenses, concessions or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Project, or any portion of the Project, and all modifications, extensions or renewals.

(pp)         “Lender”:  means the entity identified as “Lender” in the first paragraph of this Agreement and its successors and assigns.

(qq)         “Loan”:  shall have the meaning given in the Recitals of this Agreement.

(rr)           “Loan Documents”:  shall mean the Note, this Loan Agreement, the Security Instrument, the Guaranty, the Environmental Indemnity, and all other documents executed by Borrower or Guarantors to evidence, secure or set out the terms of the Loan, each as the same may hereafter be amended, modified and restated from time to time.

(ss)         “Loan Commitment Fee”:  means $631,296, which fee is payable as of the date of this Agreement.

(tt)           “Management Agreement”: shall mean the Management Agreement, to be entered into between Mortgagor and Manager, upon the approval of Lender, pursuant to which Manager will agree to manage the operations of the Project, as the same may be amended from time to time, or any other management agreement approved by Lender pursuant to Section 13(i) .

(uu)         “Manager”:  shall mean a property management company approved by Lender pursuant to Section 13(i) hereof.

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(vv)         “Maturity Date” shall have the meaning given in the Note.

(ww)       “Maximum Aggregate Advance Amount” shall have the meaning given in the Recitals of this Agreement.

(xx)          “Mortgagor”:  shall have the meaning given in the Recitals of this Agreement.

(yy)         “Note”:  shall mean that certain Senior Mezzanine Promissory Note, dated of even date herewith, in the Maximum Aggregate Advance Amount, made payable by Borrower to the order of Lender, evidencing all amounts outstanding under the Loan from time to time, as the same may be amended from time to time.

(zz)          “Permits”:  shall mean all licenses, permits, approvals, franchises, privileges, immunities, grants, ordinances, classifications, certificates and registrations which are necessary for Mortgagor to develop, construct and operate the Project.

(aaa)       “Permitted Exceptions”:  shall mean (1) the title exceptions included in the Policy required to be delivered to Lender pursuant to Section 7(a) hereof, as the same may be endorsed from time to time with the consent of the Lender, (2) liens and security interests securing the Loan, the Senior Loan and, prior to the Transfer Date, the Commercial Tract Loan, (3) liens for taxes, assessments or other governmental charges or levies that are not then due or that are being contested in good faith and in accordance with applicable statutory procedures, (4) mechanic’s liens against the Project which are bonded off, released of record or otherwise remedied to Lender’s reasonable satisfaction within 30 days of the date of creation, (5) Leases entered into on terms allowed by this Agreement and (6) other matters approved in writing by Lender, which includes any liens and security interests granted in connection with the Junior Mezzanine Loan Agreement or the loan thereunder.

(bbb)      “Person”:  shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, or unincorporated association, any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of the foregoing.

(ccc)       “Plans”:  shall mean the plans and specifications identified in Exhibit C hereto.

(ddd)      “Policy”: shall have the meaning given in Section 7(a) hereof.

(eee)       “Principal”:  shall mean SW 130 St. Rose Limited Partnership, a Delaware limited partnership, the sole member of Borrower and the holder of all Equity Interests in Borrower, and any person or entity who becomes

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the owner of any Equity Interest in Borrower after the date of this Agreement and is identified as such in an amendment or supplement to this Agreement.

(fff)         “Project”:  shall have the meaning given in the Recitals of this Agreement.  The Project includes the Residential Tract.

(ggg)      “REA”:  shall have the meaning given in Section 25 hereof.

(hhh)      “Residential Tract”:  shall have the meaning given in the Recitals of this Agreement.

(iii)          “Sale”:  shall mean any sale, assignment, transfer, conveyance or other disposition, whether voluntary or involuntary, and whether or not consented to by Lender of (i) all or any portion of, or interest in, the Land or the Project (other than the conveyance of the Commercial Tract to the Commercial Tract Borrower), (ii) all or any portion of the Equity Interests in Mortgagor, or (iii) all or any portion of the Principal’s Equity Interests in Borrower.

(jjj)          “Security Instrument”:  shall have the meaning given in the Recitals to this Agreement.

(kkk)       “Senior Deed of Trust”:  shall mean that certain deed of trust securing the Senior Loan.

(lll)          “Senior Indemnity”: shall mean the Environmental Indemnity Agreement between Mortgagor, Senior Lender and the other parties thereto.

(mmm)    “Senior Loan”: shall have the meaning given in the Recitals of this Agreement.

(nnn)      “Senior Loan Agreement”:  shall mean the Construction Loan Agreement between Senior Lender and Mortgagor evidencing the Senior Loan.

(ooo)      “Senior Loan Documents”:  shall mean the Senior Note, the Senior Deed of Trust, the Senior Loan Agreement, the Senior Indemnity Agreement, any guaranty provided by the guarantors to the Senior Loan, financing statements filed in connection with the Senior Loan, and all other documents executed by Mortgagor or Guarantor in favor of Senior Lender to evidence or secure the Senior Loan or reasonably related to the Senior Loan, including, but not limited to, budgets and draw requests, as each may be amended, modified or restated with the consent of Senior Lender.

(ppp)      “Senior Mezzanine Advance Amount” means the principal amount outstanding on the Loan.

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(qqq)      “Senior Note”:  shall mean the promissory notes evidencing the Senior Loan and all schedules, riders, allonges and addenda, as such promissory notes may be amended from time to time with the consent of Senior Lender.

(rrr)         “Title Insurer”:  shall mean Chicago Title Insurance Company.

(sss)       “Third Party Agreement”:  shall mean any agreement other than Leases and the Permitted Exceptions that will be binding on the Project, Mortgagor or Borrower after the closing of the Loan.

(ttt)         “Transfer Date”:  shall have the meaning given in the Recitals of this Agreement.

3.             THE LOAN; DISBURSEMENT OF LOAN.

(a)           Loans.  On the basis of the covenants, agreements and representations of Borrower contained herein and comparable provisions of the Junior Mezzanine Loan Agreement and subject to the terms and conditions hereinafter set forth and comparable provisions of the Junior Mezzanine Loan Agreement, Lender shall lend to Borrower the Maximum Aggregate Advance Amount, the proceeds of which are to be disbursed by Lender in accordance with the provisions of Section 3(b) hereof and comparable provisions of the Junior Mezzanine Loan Agreement.

(b)           Loan Disbursements.  At the execution of this Agreement, Lender has advanced the Initial Advance to the Borrower.  All Additional Advances against the Loan will be disbursed in accordance with Section 19 hereof.  Upon submission by Borrower of a Draw Request, Lender shall (subject to satisfaction of the terms and conditions of Section 19) advance to Borrower hereunder against the Loan the amount requested by Borrower less the portion thereof simultaneously advanced pursuant to the Junior Mezzanine Loan Agreement.  In no event shall the aggregate principal amount outstanding hereunder exceed the Maximum Aggregate Advance Amount less the Junior Mezzanine Advance Amount as it stands at such time.

4.             INTEREST PAYMENTS; NO USURY, LOAN COMMITMENT FEE; PREPAYMENT; MATURITY; REPAYMENT.

(a)           Interest.  Interest on the principal balance of the Loan shall accrue and shall be payable in the amounts and at the times set forth in the Note.  Borrower agrees to pay, on the Maturity Date, the unpaid principal balance of the Loan, together with all accrued but unpaid interest thereon.

(b)           No Usury.  The provisions of this Agreement, the Note, the Security Instrument and of all other agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral,

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including, but not limited to, the Loan Documents, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount contracted for, charged, taken, reserved, paid, or agreed to be paid to Lender for the use, forbearance, retention or detention of the money loaned under the Note and related indebtedness exceed the maximum amount permissible under applicable law.  If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit; and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be paid over to Borrower, and not to the payment of interest.  All interest (including any amounts or payments judicially or otherwise under the law deemed to be interest) contracted for, charged, taken, reserved, paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Note, including any extensions or renewals thereof, until payment in full of the Indebtedness so that the interest on the Loan for such full period will not exceed at any time the maximum amount permitted by applicable law.  To the extent that Lender is relying on Chapter 303, as amended, of the Texas Finance Code to determine the maximum amount of interest permitted by applicable law on the principal of the Loan, Lender will utilize the weekly rate ceiling from time to time in effect as provided in such Chapter 303, as amended.  To the extent United States federal law permits a greater amount of interest on the Loan than is permitted under Texas law, Lender will rely on United States federal law instead of such Chapter 303, as amended, for the purpose of determining the maximum amount permitted by applicable law.  Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the maximum lawful rate under such Chapter 303, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.  This Section 4(b) will control all agreements between Borrower and Lender.

(c)           Loan Commitment Fee.  Concurrently with the closing of the Loan, and as a condition precedent thereto, Lender shall receive the Loan Commitment Fee.  The Loan Commitment Fee shall be deemed to have been earned in full by Lender, and is non-refundable, upon the disbursement of the Initial Advance.

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(d)           Prepayment.  All amounts due and owing under the Note from time to time may only be prepaid in accordance with the terms of the Note except at any time after 150 days after Completion.

(e)           Maturity Date.

(i)            The outstanding principal balance of the Note and all accrued and unpaid interest thereon shall become due and payable on the Maturity Date unless the same is otherwise accelerated in accordance with the provisions hereof or the other Loan Documents.

(ii)           Subject to the provisions of Section 13(d) hereof, in the event that the Senior Note is paid in full at any time prior to the Maturity Date of the Loan, the Indebtedness shall then be immediately due and payable regardless of the then stated Maturity Date of the Loan.

5.             SECURITY FOR LOAN; GUARANTY.

(a)           Security Instrument.  The Loan shall be secured by, among other things, the Security Instrument.

(b)           Other Loan Documents.  The Loan shall be further secured and supported by the Environmental Indemnity and the other Loan Documents.

(c)           Guaranty.  As additional security for the Loan, the Guarantors shall execute and deliver to Lender the Guaranty.

6.             CONDITIONS PRECEDENT TO CLOSING OF THE LOAN.  Prior to the funding of the Loan (unless otherwise provided), all of the following conditions shall have been satisfied, and/or Borrower, Guarantor or Mortgagor, as applicable, shall have furnished to Lender the following, all in form and substance satisfactory to Lender in its sole and absolute discretion:

(a)           Loan Documents.  Borrower, Guarantor and Mortgagor, as applicable, shall have provided to Lender duly executed and, where appropriate, notarized originals of the Loan Documents, each satisfactory to Lender in its sole and absolute discretion, including the following:

(i)            this Agreement;

(ii)           the Note;

(iii)          the Security Instrument, in recordable form in the State of Nevada;

(iv)          the Guaranty;

(v)           the Environmental Indemnity;

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(vi)          Certification of Organizational Documents; and

(vii)         such other agreements by Borrower as may be required by other provisions of this Agreement.

(b)           Third Party Agreements.

(i)            Copies.  Borrower shall have provided to Lender executed copies, certified by Borrower as being true, correct and complete, of the Senior Loan Documents and the other Third Party Agreements then in effect, if any.

(ii)           Intercreditor and Subordination Agreement.  Senior Lender shall have provided to Lender an executed copy of that certain Intercreditor and Subordination Agreement by and between Senior Lender and Lender dated of even date herewith.

(c)           Certification.  Borrower shall have provided to Lender a certification by Borrower as of the date of this Agreement (which is the date that the commitment of Lender to make the Loan to Borrower becomes binding on Lender) of the Construction Budget and the reasonably estimated costs of the improvements that would be capitalized by Mortgagor as real property for federal income tax purposes consistent with past practices of the affiliates of Mortgagor.

(d)           Financial Statements.  Borrower shall have provided to Lender with (i) respect to Borrower, Mortgagor, and the Project, financial statements and other financial information (including but not limited to the items listed on Exhibit J after Completion of the Project and to the extent not already provided pursuant to Section 12 hereof), certified by Borrower and Mortgagor as being true, correct and complete in all material respects, and in the form and containing the detail and supporting information as required by Lender for the underwriting for the Loan, and (ii) with respect to all Guarantors, the Estimated Collateral Value Statement, dated as of June 30, 2008.

(e)           Insurance Policies.  Borrower shall have provided to Lender the original insurance policies, certified copies thereof or certificates thereof, together with evidence of premium payments, for the insurance as more fully provided in Section 8 hereof, which should include Hazard and Public Liability and Worker’s Compensation Insurance.

(f)            Contracts.  Borrower shall have provided or will provide to Lender copies of any contracts regarding the Project entered into by Mortgagor with any contractors or engineers and, if requested by Lender, copies of contracts, if any, with any subcontractors for the construction or installation of the improvements made or to be made in connection with the Project.

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(g)           Title Insurance Policy.  Lender shall have received, reviewed and approved Mortgagee’s Policy of Title Insurance described in Section 7 hereof.

(h)           ALTA Survey.  Lender shall have received a current ALTA survey of the Land (the “Survey”) completed in accordance with Senior Lender’s requirements, satisfactory to Lender and to the Title Insurer and certified to Senior Lender, Lender (and its successors and assigns) and the Title Insurer.

(i)            Flood Plain Certification.  To the extent not provided on the Survey, Lender shall have received evidence that the Land is not located within any flood plain or, if the Land is located within a flood plain, Borrower has obtained and is maintaining in full force and effect a policy or policies of flood insurance pursuant to Section 8 hereof.  Any such certifications shall also be certified to Lender and its successors and assigns.

(j)            Appraisal.  Lender shall have received an appraisal of the Project prepared by a licensed appraiser acceptable to Lender, in form and substance required by Senior Lender, but also addressed to Lender and its successors and assigns, in an amount equal to or greater than $80,900,000.

(k)           Environmental Report.  Lender shall have received an environmental report covering the Land, prepared by a professional acceptable to Lender, in form and substance as required by Senior Lender, and also certified to Lender and its successors and assigns.

(l)            Certification of Organizational Documents.  Lender shall have received a written certification attaching the required documents with respect to both Mortgagor and Borrower, confirming (i) that true, complete and correct copies of the organizational documents have been attached to the certification, (ii) that no modifications of such documents exist which have not been provided to Lender, and (iii) that the provisions of Section 23 hereof have been incorporated into the organizational documents.

(m)          Legal Opinion.  Lender shall have received a written legal opinion or legal opinions from Borrower’s counsel (which counsel must be acceptable to Lender) in form acceptable to Lender and its counsel, opining as to such matters as Lender may reasonably require, including an opinion regarding:  (1) due organization and valid existence, (2) authority, (3) enforceability of the Loan Documents, and (4) no usury.

(n)           UCC Searches.  Lender shall have received full Uniform Commercial Code searches, performed by a search company and in jurisdictions satisfactory to Lender, with respect to Borrower and the Mortgagor disclosing no matters objectionable to Lender.

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(o)                                 Utilities.  Lender shall have received evidence that all sewer, water, electrical, telephone and any other utility services necessary to obtain a certificate of occupancy for the Project are available at the Land in adequate supply for the use and operation of the Land and each provider of utility services has a binding obligation to deliver the necessary services to the completed residences.  This evidence may include letters from the applicable utility providers.

(p)                                 Environmental Disclosure.  In accordance with all applicable laws, Borrower shall provide a true, correct and complete copy of any disclosure document or other instrument required by any such law relating to environmental matters.

(q)                                 No Default.  The representations and warranties of Borrower contained in this Agreement shall be true, correct and complete in all material respects, except the representations in Section 16(c) which need be accurate only as of the effective date of such financial statements, and no Event of Default, as defined below, or circumstance or event which upon the lapse of time, the giving of notice or both, could become an Event of Default shall have occurred.

Lender acknowledges, by its execution of this Agreement, that all conditions listed in this Section 6 have been satisfied to Lender’s satisfaction or waived by Lender, both as to the Initial Advance under the Loan and any Additional Advance to be made in the future.

7.                                      TITLE INSURANCE.  Concurrently with the closing of the Loan, Borrower shall deliver or cause to be delivered to Lender, a Mortgagee’s Policy of Title Insurance (“Policy”) naming Mortgagor as fee simple owner of the Land issued by the Title Insurer, meeting the following requirements: (i) with coverage amount not less than the Loan Amount; (ii) dated as of a date not earlier than the date of Closing; and (iii) the legal description insured under such policy shall include any easements benefiting the Land.

8.                                      INSURANCE.

(a)                                  Insurance Requirements.  Borrower shall obtain and keep in full force and effect builder’s risk insurance (the “Builder’s Risk Insurance Policy”) coverage or permanent Commercial Property Causes of Loss — Special Form insurance coverage as appropriate, reasonably satisfactory to Lender, on the Project.  All insurance policies shall be issued by carriers with a Best’s Insurance Reports policy holder’s rating of A- or better, and a financial size category of Class IX or larger.  The policies shall provide for the following, and any other coverage that Lender may from time to time deem reasonably necessary.

(i)                                     Lender’s contact information in its capacity as mortgagee and/or additional insured, as appropriate:

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Behringer Harvard St. Rose REIT, LLC and its affiliates, successors and/or assigns

15601 Dallas Parkway, Ste. 600

Addison, Texas 75001

Attn:                    Risk Management

(ii)           Commercial Property Causes of Loss — Special Form and/or Builders Risk in the amount of 100% of the replacement cost of all structures and personal property located or to be located on the Project. Coverage shall include ordinance and law, increased cost of construction, and demolition costs. If the policy is written on a CO-INSURANCE basis, the policy MUST contain an AGREED AMOUNT ENDORSEMENT as evidence that the coverage is in an amount sufficient to insure the full amount of the mortgage indebtedness. Unless inconsistent with the requirements of the Senior Lender or the Commercial Tract Lender, “Behringer Harvard St. Rose REIT, LLC and its affiliates, successors and/or assigns” is to be named as the “Mortgagee” and “Loss Payee” (without contribution).

(iii)          Commercial General Liability coverage in a minimum amount of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate, together with excess liability coverage in a minimum amount of not less than $15,000,000.00.  “Behringer Harvard St. Rose REIT, LLC and its affiliates, successors and/or assigns” is to be named as “Additional Insured”.  Please note this coverage must be separately issued and provided for both (i) Mortgagor, (ii) Borrower, and (iii) Mortgagor’s general contractor.

(iv)          Rent Loss or business interruption coverage in a minimum amount of not less that the appraised rentals for a minimum of twelve (12) months.

(v)           Flood hazard coverage in at least the minimum amount available, if the Project is located in a special flood hazard area (“Flood Hazard Area”) as designated by the Federal Emergency Management Agency on its Flood Hazard Boundary Map and Flood Insurance Rate Maps, and the Department of Housing and Urban Development, Federal Insurance Administration, Special Flood Hazard Area Maps.  Unless inconsistent with the requirements of the Senior Lender or the Commercial Tract Lender, “Behringer Harvard St. Rose REIT, LLC and its affiliates, successors and/or assigns” is to be named as the “Mortgagee” and “Loss Payee” (without contribution).

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(vi)          Earthquake coverage in the amounts/deductibles and in the form and substance reasonably satisfactory to the Lender in the event the Project is located in an area with a high degree of seismic activity.

(vii)         Workers Compensation insurance as required by law.

(viii)        Such other types and amounts of insurance with respect to the premises and the operation thereof which are commonly maintained in the case of the other property and buildings similar to the Project in nature, use, location, height, and type of construction, as may from time to time be reasonably required by Lender in its capacity as mortgage.

(ix)           Each policy shall provide that it may not be canceled, reduced or terminated without at least thirty (30) days prior written notice to the Lender.

(x)            Proof of insurance required under (ii), (iv), (v), (vi) shall be evidenced on Accord Form 28 Evidence of Commercial Property Insurance.  Proof of insurance required under (iii) and (vii) shall be evidenced on Accord Form 25 Certificate of Liability Insurance.

(xi)           The evidence of insurance must identify the Borrower as an Insured/Additional Insured.

(xii)          The Project location must be referenced on the evidence of insurance.

(b)           Initial Policies; Renewals.  The initial policies shall be prepaid and delivered to the Lender prior to closing, and all renewal policies shall be provided to Lender as evidence of such insurance.  Certificates as referenced in Section 8(a)(x) may be substituted for actual policies.

(c)           Notices.  Borrower shall cause a copy of the certificate(s) to be sent to Jill Buffington via — e-mail jbuffington@bhfunds.com or facsimile (214) 655-1610 [Phone: (469) 341-2420], with the original being mailed to the Lender as shown above in Section 8(a)(i).

(d)           Notice of Casualty.  Borrower shall give to Lender immediate notice of any material loss occurring on or with respect to the Project.

(e)           Settlement of Claim.  In case of loss covered by any of such policies, Lender is authorized to adjust, collect and compromise, in its discretion, all claims thereunder if an Event of Default has occurred and is continuing at the time, subject to the rights of the Senior Lender and, prior to the Transfer Date, the Commercial Tract Lender.  In the event of any adjustment, collection and compromise by Lender, Borrower covenants to sign upon demand, or Lender may sign or endorse on Borrower’s behalf,

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all necessary proofs of loss, receipts, releases and other papers required by the insurance companies to be signed by Borrower.  Borrower hereby irrevocably appoints Lender as its attorney-in-fact for the purposes set forth in the preceding sentence, subject to the rights of the Senior Lender and, prior to the Transfer Date, the Commercial Tract Lender.  Subject to the rights of the Senior Lender and, prior to the Transfer Date, the Commercial Tract Lender, Lender may deduct from such insurance proceeds any reasonable expenses incurred by Lender in the collection and settlement thereof, including attorneys’ and adjustors’ fees and charges.  Nothing contained in this Agreement shall create any responsibility or obligation of the Lender to collect any amounts owing on any insurance policy, to rebuild or replace the damaged or destroyed portions of the Project or to perform any other related act.  The Lender shall not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Borrower hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

(f)                                    Application of Insurance Proceeds.  Any insurance proceeds received by Mortgagor or Borrower under any of such casualty policies shall, subject to the rights of the Senior Lender and, prior to the Transfer Date, the Commercial Tract Lender, be applied, at the option of the Lender, toward pre-payment or reimbursement of the Loan and any other amounts evidenced or secured by the Loan Documents, or to the rebuilding or repairing of the Project so damaged or destroyed, as the Lender in its sole and unreviewable discretion may elect; provided, however, that Lender will allow insurance proceeds to be used for restoration of the Project if (i) the conditions for Borrower’s use of insurance contained in the Senior Loan Documents are satisfied (substituting Lender for Senior Lender thereunder in making related decisions) or (ii) so directed by the Senior Lender or, prior to the Transfer Date, the Commercial Tract Lender.  Lender’s election to apply such insurance proceeds to the Loan and other amounts evidenced or secured by the Loan Documents shall not relieve Borrower of the duty to rebuild or repair.

9.                                      EMINENT DOMAIN.

(a)                                  Notice of Condemnation.  Borrower shall give to Lender immediate notice of any taking by condemnation of any portion of the Project or the institution of any proceedings the effect of which is to achieve a taking of any portion of the Project by condemnation.

(b)                                 Settlement of Claim.  In case the Project, or any part or interest in any thereof, is taken by condemnation, then subject to the rights of the Senior Lender or, prior to the Transfer Date, the Commercial Tract Lender, the

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Lender is hereby empowered to collect and receive all compensation and awards of any kind whatsoever (referred to collectively herein as “Condemnation Awards”) which may be paid for any property taken or for damages to any property not taken (all of which Borrower hereby assigns to the Lender, subject to the rights of the Senior Lender and, prior to the Transfer Date, the Commercial Tract Lender in the same).  Borrower covenants to sign upon demand, or Lender may sign or endorse on Borrower’s behalf, all necessary proofs of loss, receipts, releases and other papers required by the condemning authority to be signed by Borrower for such purpose.  Borrower hereby irrevocably appoints Lender as its attorney-in-fact for the purposes set forth in this Section 9.  Lender may deduct from any Condemnation Awards, any expenses reasonably incurred by Lender in the collection and settlement thereof, including reasonable attorneys’ and adjusters’ fees and charges.

(c)                                  Application of Condemnation Awards.  All Condemnation Awards so received shall, subject to the rights of the Senior Lender or, prior to the Transfer Date, the Commercial Tract Lender, be forthwith applied by the Lender, as it may elect in its sole and unreviewable discretion, to the payment or reimbursement of the Loan or the other amounts evidenced or secured by the Loan Documents, or to the repair and restoration of any property not so taken or damaged; provided, however, that Lender will allow Condemnation Awards to be used for restoration of the Project if (i) the conditions for Borrower’s use of Condemnation Awards contained in the Senior Loan Documents are satisfied (substituting Lender for Senior Lender thereunder in making related decisions) or (ii) so directed by the Senior Lender or, prior to the Transfer Date, the Commercial Tract Lender.

(d)                                 Continuing Obligation to Repair.  No election made by the Lender under this Section 9 shall relieve Borrower of the duty to repair and restore.

(e)                                  Lender Not Required to Act.  Nothing contained in this Agreement shall create a responsibility or obligation of Lender to collect any amounts owing on account of any such condemnation or proceedings relating to the Project, to rebuild or replace any damaged or destroyed property or to perform any other related act.

10.                               RIGHTS OF ACCESS AND INSPECTION.  Borrower shall cause Mortgagor to permit agents, representatives and employees of Lender to inspect the Land and the installation of the Project or any part thereof during reasonable business hours upon reasonable advance notice.  Without limiting the foregoing, Lender shall also be permitted access to the Project in order to examine, copy and audit Mortgagor’s books and records (including as part of any audit performed pursuant to Section 12(f) hereof) and any plans, drawings, contracts, books or records relating to the Project.  Borrower shall, to the extent within its control, cause any contractors or subcontractors to cooperate with Lender or its agents in connection with any inspection.  Lender is under no duty to visit or observe the Project or to examine any books or

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records.  Any site visit, observation or examination by Lender shall be solely for the purpose of protecting Lender’s security and preserving Lender’s rights under the Loan Documents.  Neither Borrower, Mortgagor nor any other party is entitled to rely on any site visit, observation or testing by Lender or its agents or representatives.  Lender owes no duty of care to protect Borrower, Mortgagor or any other party against, or to inform Borrower or any other party of, any adverse condition affecting the Project, including any defects in the design or construction of any improvements on the Land or the presence of any Hazardous Materials on the Land.  So long as no Event of Default has occurred and is continuing, Lender shall give Borrower and Mortgagor reasonable prior notice of its intent to enter the Project.

11.                               EXPENSES.  Borrower shall pay, as and when due, all reasonable costs and expenses incurred in the procuring and making of the Loan by Lender, including without limitation, to the extent reasonable, Title Insurer’s fees and premiums, charges for examination of title to the Land, expenses of surveys, transfer taxes and recording expenses, appraisal and appraisal review fees, fees of an inspector and fees and expenses of any attorneys, accountants, engineers, architects, surveyors, contractors, inspectors or other consultants, professionals or independent contractors employed, retained or utilized by Lender in connection with the Loan.  Borrower shall cause Mortgagor to pay when due any and all insurance premiums, taxes, assessments, water, sewer and other utility charges, impact fees, liens and encumbrances on the Project and any other amounts payable for the cost of improvements to the Land, provided that Borrower and/or Mortgagor may in good faith contest any such liens, claims or amounts so long as it provides, for any filed lien, a bond in accordance with statutory requirements or other security reasonably satisfactory to Lender.  Borrower shall pay upon demand or reimburse Lender for any and all reasonable fees, costs and expenses incurred by Lender in collecting the Indebtedness after an Event of Default including reasonable attorneys’ fees.  All such amounts shall be paid to Lender or at Lender’s direction to such other person to whom payments are due or Lender may, at its option, pay such amounts and all sums paid shall be deemed a portion of the Indebtedness and shall bear interest at the Default Interest Rate.

12.                               FINANCIAL REPORTS, PROPERTY REPORTS AND ANNUAL BUDGET.  The parent company of Lender is a real estate fund that issues securities, maintains U.S. GAAP audited financial statements and/or is publicly registered with the United States Securities and Exchange Commission (“SEC”).  As a result, such parent company is subject to GAAP financial statement requirements and other reporting requirements. These requirements include but are not limited to quarterly and annual financial reporting (including for public companies on Form 10-Q and Form 10-K and reporting under Rule 3-14 of Regulation S-X, which requires the filing of pro forma financial statements of acquired properties).  In addition, certain accounting requirements may dictate that Lender report Borrower, Mortgagor and/or the Project as a subsidiary of Lender.  Therefore, Borrower agrees to provide Lender with all information that Borrower or its Affiliates have in their possession and Borrower will use all commercially reasonable efforts to obtain such information not in its possession as Lender reasonably requires in order to prepare, audit and/or review financial statements of the Project, Mortgagor and Borrower for the applicable reporting periods.

(a)           Borrower agrees that all accounting for the Project will be conducted by Borrower and/or the Mortgagor and also by Lender.  Borrower agrees to provide Lender with copies of all Accounting Records (other than leases,

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which Borrower and/or the Mortgagor may make available at the Project rather than copying) on a monthly basis in order to enable Lender to prepare and maintain financial statements on Borrower, Mortgagor and/or the Project in accordance with accounting principles generally accepted in the United States of America.

(b)           Borrower agrees to provide Accounting Records by the 10th of the month for the preceding month.

(c)           Borrower agrees to allow Lender and Lender’s external independent accountants access to original Accounting Records if needed in the process of their quarterly reviews and various audit processes.

(d)           Borrower agrees to cooperate with any inquiries or interviews by Lender or its external independent accountants as may be necessary in relation to Lender’s or its Affiliates’ compliance with the Sarbanes-Oxley Act of 2002.

(e)           In addition, Borrower shall furnish to Lender:

(i)            within 30 days after the end of each fiscal year of Mortgagor, and at any other time upon Lender’s request, a statement that identifies all owners of any interest in Mortgagor and the interest held by each, if Mortgagor is a corporation, all officers and directors of Mortgagor, and if Mortgagor is a limited liability company, all members and managers (whether members or not);

(ii)           within 10 days after the end of each month, a monthly property management report for the Project, showing the number of inquiries made and rental applications received from tenants or prospective tenants, deposits received from tenants and any other information reasonably requested by Lender;

(iii)          within 10 days following the end of each month, a monthly statement of income and expense for the Project; and

(iv)          beginning sixty (60) days prior to the first occupancy of the Project and for each succeeding calendar year, not later than ninety (90) days prior to the commencement of such calendar year, an annual budget which sets forth, in sufficient detail, Borrower’s projection of gross receipts and expenses for such period (the “Annual Budget”).  Each Annual Budget shall be for a calendar year except that the Annual Budgets for the year of first occupancy of the Project shall only cover the remainder of the then-current year.

(f)            If Borrower fails to provide in a timely manner the Accounting Records, statements, schedules and reports required by this Section 12, Lender shall have the right to have Mortgagor’s and Borrower’s books and records

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audited or to perform any other procedure reasonably requested by Lender, at Borrower’s expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 21.

(g)           If Lender acquires the Project through foreclosure, Borrower shall deliver, or cause to be delivered, to Lender upon written demand all books and records relating to the Project or its operation. Otherwise, during the term of the Loan, to the extent that copies of such books and records have not been provided pursuant to the provisions of this Section 12 set forth above, Borrower will provide Lender with all cost records necessary for Lender to perform its accounting procedures including, but not limited to, balance sheets, income statements, trial balance activity reports, general ledger detail reports, cash receipts journal, check register or cash disbursements journal and copies of checks and vendor invoices for all invoices paid.   Borrower agrees to make available to Lender for examination and copying any other books and records upon Lender’s written demand.

(h)           Borrower authorizes Lender to obtain one (1) credit report per calendar year; provided, however, that Lender may obtain a credit report on Borrower, Mortgagor and Guarantors at any time, even if a credit report has been obtained in the same calendar year, if an Event of Default has occurred.

13.                               GENERAL COVENANTS OF BORROWER.  Until the full and final payment of the Loan, unless Lender waives compliance in writing, Borrower hereby covenants and agrees as follows:

(a)           Commencement and Completion of Project.  Borrower shall or shall cause Mortgagor to prosecute the construction and installation with diligence so that the construction and Completion of the Project (other than payment of claims that are being contested in accordance with the Loan Documents) shall have occurred by the completion deadline set forth in the Senior Loan Documents.

(b)           Lender Approval.  No changes to the Construction Budget or the completion date required by the Senior Loan Documents shall be permitted without Lender’s written consent, with the exception of (i) completion date extensions due to force majeure and (ii) reallocation of amounts among the line items of the Construction Budget; provided that Borrower shall provide Lender with notice of any changes in connection with (i) and (ii) above or any change orders modifying the Plans as provided below.  Lender shall have the right to approve all contractors (except General Contractor) and all construction contracts between

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Mortgagor and such contractors, with the exception of construction contracts that do not exceed $100,000.00.  No changes to the Plans shall be permitted without Lender’s written consent, with the exception of (i) changes required by governmental authorities or Senior Lender and (ii) other changes that, individually, do not increase or decrease Project costs by more than $100,000 and, in the aggregate, do not increase or decrease Project costs by more than $300,000.  Lender shall have ten (10) business days to provide any approval required under this Section 13(b) but if Lender does not provide written notice that it does not approve within the ten (10) business days, then the action shall be deemed approved.

(c)           Operation and Maintenance of Project.  In addition to the terms, conditions and provisions set forth in the other Loan Documents:

(i)            Payment of Lawful Claims.  Borrower shall pay or discharge all lawful claims, including taxes, assessments and governmental charges or levies imposed upon Borrower or its income or profits or upon any property belonging to Borrower prior to the date upon which penalties attach thereto; provided that Borrower may in good faith contest any such taxes, assessments, charges or levies so long as it provides, for any filed lien, a bond in accordance with statutory requirements or other security reasonably satisfactory to Lender.  Without limiting the generality of the foregoing, Borrower shall, or shall cause Mortgagor to, pay (a) all taxes and recording expenses, including stamp taxes, if any, relating to all documents and instruments securing the Loan, (b) the fees and commissions (if any) lawfully due to brokers engaged by Borrower or its Affiliates in connection with this transaction (and Borrower shall hold Lender harmless from all such claims, whether or not lawfully due), and (c) the fees and expenses of Lender’s counsel relating to Lender’s consultation with such counsel in connection with the negotiation, documentation and closing of the Loan and any subsequent modifications of the Loan.

(ii)           No Amendments.  Borrower shall not, nor shall it permit Mortgagor to, without Lender’s prior written consent, enter into any amendments or modifications of (a) if Borrower or Mortgagor is a corporation, Borrower’s and Mortgagor’s by-laws and articles of incorporation, (b) if Borrower or Mortgagor is a limited liability company, such entity’s operating agreement or articles of organization, (c) if Borrower or Mortgagor is a limited partnership, such entity’s partnership agreement or partnership certificate, (d) the construction contract between Mortgagor and General Contractor except for change orders (i) implementing changes required by governmental authorities or Senior Lender and (ii) other changes that, individually, do not increase or decrease Project costs by more than $100,000 and, in the aggregate, do not

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increase or decrease Project costs by more than $300,000, (e) the Management Agreement, or (f) the Senior Loan Documents.

(iii)          Maintenance and Repair of Project.  After completion of the Project, Borrower shall cause Mortgagor to (a) maintain the Project, including the parking and landscaping portions thereof, in good condition and repair, (b) promptly make all necessary structural and non-structural repairs to the Project, (c) not demolish, alter, remove or add to any improvements on the Land, excepting (i) the repair and restoration of improvements following damage thereto as required by this Agreement, and (ii) as otherwise required by any applicable law, rule or regulations, and (d) not erect any new buildings, structures or building additions on the Land, without the prior written consent of Lender.  Borrower shall pay when due all claims for labor performed and materials furnished therefor in connection with any improvements or construction activities on the Land; provided that Borrower may in good faith contest any liens, claims or amounts so long as it provides, for any filed lien, a bond in accordance with statutory requirements or other security reasonably satisfactory to Lender.

(d)           Restricted Sale and Encumbrance of Project and of Borrower Interests; Other Indebtedness.  Borrower shall not engage in any Sale or Encumbrance without the prior written consent of Lender (which may be withheld by Lender in Lender’s sole and absolute discretion).  Borrower will not issue any additional Equity Interests in Borrower, except to Lender or Lender’s designee.  In addition, Borrower shall not permit Mortgagor to issue any additional Equity Interests in Mortgagor.  In addition, Borrower shall not, nor shall it permit Mortgagor to, incur any indebtedness, whether secured or unsecured, other than (i) the Senior Loan and this Loan, (ii) obligations under interest rate hedging arrangements related to the Senior Loan and (iii) trade and operational indebtedness incurred in the ordinary course of business (including construction and operation of the Project) or for its administrative functions.  Notwithstanding the foregoing, Lender’s consent shall not be required for:

(i)            the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase and otherwise in compliance with Section 13(f) hereof;

(ii)           a Sale of obsolete, worn out or damaged property or fixtures that is contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than Permitted Exceptions, those created by the Loan Documents, the Senior Loan Documents or the Commercial Deed of Trust or those otherwise consented to by Lender;

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(iii)          a Sale that results from theft, condemnation or other involuntary conversion;

(iv)          the Sale (including through consumption) of personal property in the ordinary course of business that is contemporaneously replaced by items of equal or better function and quality;

(v)           the grant of an easement if, before the grant, Lender determines (which determination must be made reasonably) that the easement will not materially affect the operation or value of the Project and Borrower pays to Lender, upon demand, all reasonable costs and expenses incurred by Lender in connection with reviewing Borrower’s request (it being understood that Lender has approved the REA);

(vi)          the creation of (1) a lien for taxes, assessments or other governmental charges or levies that are not then due or that are being contested in good faith and in accordance with applicable statutory procedures or (2) a mechanic’s lien against the Project which is bonded off, released of record or otherwise remedied to Lender’s reasonable satisfaction within 30 days of the date of creation; and

(vii)         transfer of the Commercial Tract to the Commercial Tract Borrower on or after the Transfer Date.

Nothing in this Section 13(d) prohibits Mortgagor from providing the Commercial Deed of Trust.

(e)           General Indemnity.  Borrower shall, at Borrower’s expense, protect, defend, indemnify, save and hold Lender and each of its members and its respective members, stockholders, directors, officers, employees and agents (collectively the “Indemnified Parties”) harmless against any and all claims, demands, losses, expenses (including court costs and reasonable attorney’s fees and expenses), damages and causes of action (whether legal or equitable in nature) asserted by any person or entity arising out of, caused by or relating to the Project and the Lender’s exercise of its rights under the Loan Documents upon an Event of Default, except to the extent the same arises out of, is caused by or results from the gross negligence or willful misconduct of an Indemnified Party.  Borrower shall pay to Lender upon demand all claims, judgments, damages, losses and expenses (including court costs and reasonable attorneys’ fees and expenses) incurred by Lender as a result of any legal or other action arising out of the aforesaid matters.  Borrower acknowledges that the Indemnified Parties may defend any matter covered by the above indemnification by counsel of the relevant Indemnified Party’s choice, and the costs of such defense (including reasonable attorney’s fees) are part of

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the costs covered by the indemnity.  The foregoing indemnification shall survive repayment of the Loan.

(f)            Leases.

(i)            Residential Lease Requirements.  Mortgagor shall have the right, and Borrower may permit Mortgagor to, enter into residential Leases without Lender’s prior written consent, so long as all Leases for residential dwelling units (A) are on forms approved by Lender, (B) shall not include options to purchase, and (C) shall be for initial terms of at least six months and not more than two years (with the exception of Leases for up to 3% of the units in the Project, which may have terms of less than six months).

(ii)           Commercial Lease Requirements.  Mortgagor shall not, nor shall Borrower permit Mortgagor to, enter into any non-residential Leases without Lender’s prior written consent in each instance.  Mortgagor shall not, nor shall Borrower permit Mortgagor to, modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Agreement) without the prior written consent of Lender.  Borrower shall, without request by Lender, deliver a copy of each executed non-residential Lease to Lender promptly after such Lease is signed.

(iii)          Advance Rent.  Mortgagor shall not, nor shall Borrower permit Mortgagor to, receive or accept rent under any Lease (whether residential or non-residential) for more than two months in advance.

(iv)          Performance of Obligations.  Borrower shall cause Mortgagor to pay, perform and discharge, as and when payment, performance and discharge are due, all obligations of Mortgagor as landlord under all Leases.

(v)           Security Interest.  Except for the assignment to Lender or Senior Lender or, prior to the Transfer Date, the Commercial Tract Lender, Borrower shall not permit Mortgagor to further assign, pledge, transfer or otherwise encumber the Leases or the rents under the Leases.

(vi)          Defense; Pursuit of Remedies.  Borrower shall or shall cause Mortgagor to, at its sole cost and expense, appear in and defend any action or proceeding arising from or connected with any of the Leases or any obligation or liability of Mortgagor as landlord thereunder.  Borrower shall, or shall cause Mortgagor to, use commercially reasonable efforts to pursue all remedies, including

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claims for damages available at law or in equity, against any tenant under a Lease who defaults in the performance of its obligations under the Lease.

(g)           Notices.  Borrower shall promptly notify Lender in writing of any litigation affecting (a) Borrower, Mortgagor and any general partner, managing member or controlling shareholder of Borrower or Mortgagor (excluding a general partner, managing member or controlling shareholder which is a natural person or trust), or (b) the Project, to the extent the same may result in a material adverse change in (i) the financial condition of any of the foregoing parties, (ii) Borrower’s ability to timely perform any of its obligations under any of the Loan Documents or Mortgagor’s ability to timely perform any of its obligations under any of the Senior Loan Documents or (iii) the physical condition or operation of the Project.

(h)           Development.  If after the date of this Agreement, Borrower or Mortgagor intends to engage a developer of the Project, Lender shall have the right to approve such new developer and the written development agreement for the Project.

(i)            Management.  The Project shall be managed at all times by Manager (or another professional residential rental property manager satisfactory to Lender under a contract approved by Lender).  At the time such property management agreement is executed, at the request of Lender, Mortgagor and the Manager shall enter into a Subordination of Management Agreement in the form attached as Exhibit K or another form reasonably acceptable to Lender.  Lender hereby accepts the Manager as the initial property manager.  If Borrower or Mortgagor intends to change the management of the Project, Lender shall have the right to approve such new property manager and the written contract for the management of the Project and require that Mortgagor and such new property manager enter into a Subordination of Management Agreement on the form attached as Exhibit K or on another form reasonably acceptable to Lender.

(j)            Senior Loan.  Borrower shall, or shall cause Mortgagor to, fully and timely pay all amounts owing under the Senior Loan Documents and timely and fully perform all of Mortgagor’s covenants and agreements contained therein.  Borrower shall provide Lender with copies of all notices (except routine notices which would not include any notice related to any failure to comply with any terms of the Senior Loan Documents or regarding any event of default under the Senior Loan Documents) given or received by Mortgagor under or pursuant to the Senior Loan Documents, promptly upon delivery or receipt as the case may be.  Without limiting the Lender’s right to declare an Event of Default on account of a failure to comply with the terms and provisions of the Senior Loan Documents, if Borrower or Mortgagor fail to so pay or perform such obligations, and if such failure either (i) becomes an Event of Default hereunder or (ii) prior

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to becoming an Event of Default continues for twenty (20) days after Lender gives written notice to Borrower to cure, the Lender may pay or perform the same pursuant to Section 18(b) hereof.  Notwithstanding the foregoing, (i) Lender shall have no obligation whatsoever to pay any of the amounts evidenced or secured by, or to perform any of the covenants or obligations imposed by, any Senior Loan Documents, and (ii) any such payment by Lender shall not cure Mortgagor’s default hereunder or under the Senior Loan Documents but shall only protect Lender’s interest in the Project.  Borrower shall not, nor shall it permit Mortgagor to, amend or modify any of the Senior Loan Documents without the prior written consent of Lender.

(k)           Principal Place of Business; Choice of Law.  Borrower shall not change its principal place of business or, if Borrower has more than one place of business, its chief executive office, from its address set forth in the first paragraph of this Agreement.  In addition, Borrower shall not make an election under the Uniform Commercial Code to treat, as the governing law for perfection of uncertificated securities, the law of any jurisdiction other than the jurisdiction of its formation.  Lender agrees not to unreasonably withhold its consent to any change in Borrower’s principal place of business or the governing law with respect to uncertificated securities so long as (1) Borrower and any other party reasonably requested by Lender executes all documents and instruments reasonably deemed necessary by Lender to perfect the security interests granted pursuant to the Loan Documents, (2) Borrower pays all of the Lender’s reasonable costs and expenses of perfecting such security interests and (3) if requested by Lender, Borrower delivers to Lender an opinion from counsel reasonably satisfactory to Lender opining as to the continued perfection of such security interest.

(l)            Compliance with Governmental Prohibitions.  No portion of the Loan proceeds will be used, disbursed or distributed by Borrower for any purpose, or to any person, in violation of any Law (as defined in Section 16 (i)) including, without limitation, any of the Terrorism Laws (as defined in Section 16 (i)).  Borrower shall provide Lender with immediate written notice (a) of any failure of any of the representations and warranties set forth in Section 16(i) of this Agreement to be true, correct and complete in all material respects at any time, or (b) if Borrower obtains knowledge that Borrower or any holder at any time of any direct or indirect equitable, legal or beneficial interest in Borrower (other than Lender or an affiliate or designee of Lender) is the subject of any of the Terrorism Laws.  Borrower shall immediately and diligently take, or cause to be immediately and diligently taken, all necessary action to comply with all Terrorism Laws and to cause the representations and warranties set forth in Section 16(i) to be true, correct and complete in all material respects.

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14.                               FURTHER ASSURANCES.  Borrower shall, from time to time, upon Lender’s request, at Borrower’s sole cost and expense, execute, deliver, record and furnish such documents and do such other acts as Lender may reasonably deem necessary or desirable to (i) perfect and maintain valid liens upon the security contemplated by the Loan Documents, (ii) correct any errors of a typographical or other manifest nature which may be contained in any of the Loan Documents, (iii) evidence Borrower’s compliance with the Loan Documents, and (iv) consummate fully and carry out the intent of the transactions contemplated under this Agreement or the Loan Documents.

15.                               APPRAISALS.  Lender has the right to obtain a new appraisal or update an existing appraisal of the Project at any time while the Loan or any portion thereof remains outstanding (a) when, in Lender’s reasonable judgment, such an appraisal is warranted as a result of Lender’s internal evaluation of the Loan, and/or (b) to comply with statutes, rules, regulations or directives of governmental agencies having jurisdiction over Lender.  Borrower shall pay, upon demand, all reasonable appraisers’ fees and related expenses incurred by Lender from time to time in obtaining such appraisal reports; provided, however, that Borrower shall not be required to pay for a re-appraisal more than once every three years unless an Event of Default has occurred and is continuing.

16.                               GENERAL REPRESENTATIONS AND WARRANTIES OF BORROWER.  Borrower represents and warrants to Lender, which representations and warranties shall survive the termination of this Agreement, the repayment of the Loan, any investigations, inspections or inquiries made by Lender or any of Lender’s representatives, and any disbursements made by Lender hereunder, as follows:

(a)                                  Organization; Corporate Powers; Authorization of Borrowing.

(i)                                     Organization.  Borrower’s ownership structure set forth on Exhibit F attached hereto is a true and correct depiction of the Equity Interests in Borrower and Mortgagor, and each entity set forth on Exhibit F is duly organized and is validly existing and in good standing under the laws of the state of its organization, and Mortgagor is qualified to do business in the jurisdiction where the Land is located.

(ii)                                  Power and Authority.  Borrower has the full limited liability company power and authority to execute the Loan Documents and to undertake and consummate the transactions contemplated hereby and thereby, and to pay, perform and observe the conditions, covenants, agreements and obligations herein and therein contained; and the Loan Documents have been duly and validly executed by Borrower and constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as such enforcement may be qualified or limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and general principles of equity.

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(iii)                               Not a Foreign Person.  Neither Borrower, nor any entity that is a holder of an Equity Interest in Borrower, is organized under the laws of any jurisdiction other than the United States or one of the states thereof.

(iv)                              No Defaults Under Existing Agreements.  The consummation of the transactions contemplated hereby and the performance by Borrower of its obligations under the Loan Documents will not result in any breach of, or constitute a default under, the Senior Loan Documents, any other material Third Party Agreements or any mortgage, deed of trust, bank loan or security agreement, or other material instrument to which Borrower or Mortgagor are a party or by which the Land or Borrower or Mortgagor are bound.

(v)                                 True and Correct Copies of Documents.  All due diligence documents required to be delivered by Borrower to Lender hereunder (including those due diligence documents referred to in Section 6 hereof) are true, correct and complete copies thereof and the same have not been amended or modified except as expressly disclosed therein.

(vi)                              Outstanding Debt to Lender.  During the term of the Loan, Borrower will not borrow funds from Lender or an Affiliate of Lender other than the Loan and the loan made pursuant to the Junior Mezzanine Loan Agreement and as contemplated by the partnership agreement of Principal.

(b)                                 Title to Property; Matters Affecting Property.

(i)                                     Title to Property.  Mortgagor has good and marketable fee simple title to the Land, subject only to the Senior Loan Documents, the Loan Documents and the Permitted Exceptions, and good, marketable and freely alienable title to all personal property located on the Land, subject only to the Senior Loan Documents, the Loan Documents and the Permitted Exceptions; Borrower will cause Mortgagor to protect or cause to be protected the title to the Project, and Borrower will forever warrant and defend the same against any other claims of any persons or parties whomsoever, subject to the Senior Loan Documents, the Loan Documents and the Permitted Exceptions.

(ii)                                  Mortgagor’s Equity Interests.  Borrower owns and will own one hundred percent (100%) of the Equity Interests in Mortgagor, and Borrower has not transferred, conveyed, pledged or encumbered (and will not transfer, convey, pledge or encumber) such interests except to Lender.

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(iii)                               No Actions.  There are no actions, suits or proceedings at law or in equity (including condemnation or eminent domain proceedings) currently pending, or to the knowledge of Borrower threatened, against Mortgagor, Borrower, or the Project or, to the knowledge of Borrower, involving the validity or enforceability of the Senior Loan Documents or the Loan Documents or the priority of the liens granted thereunder, by or before any governmental authority having or exercising jurisdiction over the Project.  Borrower will promptly notify Lender of any such future actions, suits or proceedings.  Except as provided in Exhibit G, to Borrower’s knowledge, neither Borrower, nor Mortgagor, nor the Project is in default with respect to, or in violation of, any order, writ, injunction, decree or demand of any court or any governmental authority having or exercising jurisdiction over the Project.

(iv)                              No Contracts Giving Rise to Liens.  Neither Borrower, nor Mortgagor, has made any contract or arrangement of any kind, that does or could give rise to a lien on the Project, except for (i) the Senior Loan Documents, the Loan Documents and the Permitted Exceptions and (ii) contracts related to design and construction of the Project which have been provided to Lender.  Borrower has not made any contract or arrangement of any kind that does or could give rise to a lien or encumbrance on any of the Equity Interests in Mortgagor.

(v)                                 No Construction.  Prior to the disbursement of the Loan and the recordation of the Security Instrument, no construction whatsoever has been performed on the Land by Borrower or its Affiliates.

(vi)                              Compliance with Property Agreements.  Except as provided in Exhibit H, the Project when constructed will in all respects conform to and comply with all covenants, conditions, restrictions, reservations, regulatory agreements, conditional or special use permits and zoning ordinances affecting the Project whether or not recorded against the Project.

(vii)                           Leases.  Except as provided in Exhibit I, there are no Leases of the Land in effect as of the closing of the Loan.

(viii)                        Tax Treatment.  Borrower and Mortgagor are (and at all times during the term of the Loan will be) disregarded as entities separate from Principal within the meaning of Treasury Regulation §301.7701-3(b)(i)(2).  Borrower and Mortgagor have not elected (and at all times during the term of the Loan will not elect) to be classified as an association taxable as a corporation within the meaning of Treasury Regulation §301.7701-3(c).

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(ix)                                Permits.  All Permits required for the operation and construction of the Project are in effect or Borrower expects them to be available as required for construction of the Project in accordance with the schedule required by the Senior Loan Documents.  Once issued, all such Permits will remain in effect and the Project and its contemplated use and operation will comply therewith.  All discretionary approvals for the construction of the Project in accordance with the Plans have been obtained or will be obtained prior to commencement of construction of the Project.

(x)                                   Hazardous Substances.  So long as Mortgagor owns the Project, Borrower shall cause Mortgagor to (a) keep the Project free from Hazardous Substances, except those in de minimis amounts ancillary to the Project activities that are used in compliance with all environmental laws, (b) promptly notify Lender if Borrower or Mortgagor becomes aware that any Hazardous Substance is on or near the Land or the Project in violation of any environmental laws or if the Project otherwise is in violation of any environmental laws, and (c) remove such Hazardous Substances contamination that violates any environmental laws and/or cure such violations as required by law.

(c)                                  Financial Statements.  The financial statements heretofore delivered to Lender by Borrower, Mortgagor and Principal are true and correct in all material respects, have been prepared in accordance with sound accounting practices, and fairly present the financial condition(s) of the person(s) referred to therein as of the date(s) indicated; no materially adverse change has occurred in the financial condition(s) reflected in such financial statements since the date(s) shown thereon and no additional borrowings or liabilities have been made or incurred by such person(s) since the date(s) thereof other than the borrowing contemplated hereby, the Senior Loan, or other borrowings disclosed in writing to and approved by Lender.  The Estimated Collateral Value Statement, dated as of June 30, 2008, for each Guarantor accurately lists the Available Assets of the Guarantor (as defined in the Guaranty) as of such date and the value of such Available Assets calculated on the basis provided in the notes thereto.

(d)                                 Budget Projections.  Borrower’s and/or Mortgagor’s budget projections indicate that monthly income from Project operations will be sufficient to pay the combined monthly accrual of interest on the Senior Loan and the Loan by the Maturity Date and the projections are reasonable in Borrower’s opinion and have been prepared in a manner consistent with the past practices of affiliates of Borrower.

(e)                                  Intentionally Deleted.

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(f)                                    No Loan Broker.  Borrower has not dealt with any person, firm or corporation who is or may be entitled to any finder’s fee, brokerage commission, loan commission or other sum in connection with the execution of this Agreement or the making of the Loan by Lender to Borrower.  Borrower does hereby indemnify and agree to defend and hold Lender harmless from and against any and all loss, liability or expense, including court costs and reasonable attorneys’ fees and expenses, which Lender may suffer or sustain should such warranty or representation prove inaccurate in whole or in part.

(g)                                 No Default.  There are no defaults under any of the Senior Loan Documents or the Loan Documents on the part of Borrower, Mortgagor or, to the knowledge of Borrower, the other parties signatory thereto, and no event has occurred and is continuing which, with the giving of notice or the passage of time, or both, would constitute a default under any thereof.

(h)                                 Solvency.  As of the date hereof, Borrower and Mortgagor are each solvent and able to pay their debts as the same shall become due and payable.

(i)                                     Violations of Governmental Prohibitions.  Neither the making of the Loan, nor the receipt of Loan proceeds by Borrower, violates any federal, state, county, municipal and other governmental and quasi-governmental statutes, laws, rules, orders, regulations, ordinances, judgments or decrees (collectively, “Law”) applicable to Borrower, including, without limitation, any of the Terrorism Laws.  Neither the making of the Loan, nor the receipt of Loan proceeds by Borrower or Mortgagor, violates any of the Terrorism Laws applicable thereto.  To Borrower’s best knowledge, no holder of any direct or indirect equitable, legal or beneficial interest in Borrower or Principal (other than Lender or an affiliate or designee of Lender) is the subject of any of the Terrorism Laws.  No portion of the Loan proceeds will be used, disbursed or distributed by Borrower for any purpose, or to any person, directly or indirectly, in violation of any Law including, without limitation, any of the Terrorism Laws.  “Terrorism Laws” means Executive Order 13224 issued by the President of the United States of America, the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations), and the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), and all other present and future federal, state and local laws, ordinances, regulations, policies and any other requirements of any governmental agency (including, without limitation, the United States Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as hereafter supplemented, amended or modified from time to time, and the present

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and future rules, regulations and guidance documents promulgated under any of the foregoing.

17.                               EVENT OF DEFAULT.  Borrower shall be in default under this Agreement upon the occurrence of any of the following events (hereinafter referred to as an “Event of Default”):

(a)                                  Non-Payment.  The failure of Borrower to pay when due any amount required by the Note, this Agreement or any other Loan Documents which continues, in the case of monthly interest payments required under the Note, for twenty (20) days or, in the case of other sums payable under the Note, this Agreement or the Loan Documents, for 10 days following written demand for payment on Borrower by Lender.

(b)                                 Insurance.  The failure of Borrower to keep in force any insurance policy required hereunder or to deliver evidence of its renewal to Lender and the continuation of such failure for 10 days following written demand on Borrower by Lender.

(c)                                  Special Purpose Entity Covenants.  The failure of Borrower to comply with the provisions of Section 23.

(d)                                 Borrower.  The liquidation, dissolution or termination of Borrower.

(e)                                  Guaranty.  The Guaranty for any reason shall cease to be in full force and effect, or be declared null and void or unenforceable in whole or in part; or the validity or enforceability of the Guaranty shall be challenged or denied by any Guarantor.  Notwithstanding the foregoing, a challenge or denial of the validity or enforceability of the Guaranty will not be considered an Event of Default if, excluding the Available Assets of the challenging guarantor, the collective aggregate value of the Available Assets of the Guarantor (defined collectively in the Guaranty) does not fall below $80,000,000.00.

(f)                                    Construction.  The cessation of the construction of any or all of the Project after work thereon has commenced for a period of more than 30 consecutive days without the written consent of Lender, except for any cessation due to events of force majeure as expressly permitted by the documents evidencing or securing the Senior Loan, except as otherwise provided in Section 13(b) of the Loan Agreement.

(g)                                 Fraud or Material Misrepresentation  Fraud or material misrepresentation by Borrower, Mortgagor or any of their partners, officers, directors or managers, or by any Guarantor in connection with (i) the application for or creation of the Indebtedness, (ii) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or (iii) any request for Lender’s consent to any proposed action.

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(h)                                 Sale, Encumbrance or Other Indebtedness.  The taking of any action by Borrower, Mortgagor, or any other person contrary to the provisions of Section 13(d) of this Agreement.

(i)                                     Reports and Documents.  The failure of Borrower to deliver any notice, report, assignment, certificate, instrument or other document which Borrower is required to deliver to Lender under any of the Loan Documents within the twenty (20) days following written demand by Lender therefor.

(j)                                     Other Breaches under this Agreement. The failure by Borrower to perform any of its obligations under this Agreement, as and when required, except as specifically set forth otherwise herein, which continues for a period of 30 days after notice of such failure by Lender to Borrower, if such failure is not reasonably susceptible of cure within such 30 day period, and if Borrower promptly commences such cure within such 30 day period and diligently prosecutes the same to completion, then the cure period shall be extended for such period of time as may be reasonably necessary to effect a cure but in no event shall such period exceed 90 days.

(k)                                  Other Breaches Under Other Loan Documents.  The failure of Borrower or any Guarantor, indemnitor or obligor to perform and observe any covenant, obligation, agreement or undertaking under any Loan Document other than this Agreement following such notice and/or grace period, if any, as may be provided therein for curing such failure.

(l)                                     Senior Loan Documents.  The failure of Borrower or Mortgagor or any Guarantor to perform and observe any covenant, obligation, agreement or undertaking under any Senior Loan Documents following any notice or cure period, if any, as may be provided therein for curing such failure.

(m)                               Judgments.

(i)                                     An order, judgment or decree shall be entered by any court of competent jurisdiction appointing a custodian, receiver, trustee, or liquidator of Borrower or of all or any substantial part of any of Borrower’s assets; or

(ii)                                  The failure of Borrower to pay any money judgment against it at least twenty (20) days prior to the date on which the assets of the Borrower may be sold to satisfy such judgment; or

(iii)                               The failure to have discharged within a period of twenty (20) days after the commencement thereof any attachment, sequestration, or similar proceedings against any of the assets of Borrower.

(n)                                 Bankruptcy Proceedings.

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(i)                                     If Borrower or Mortgagor shall become insolvent, make a transfer in fraud of, or a general assignment for the benefit of, creditors, or admit in writing its inability, generally to pay its debts as they become due; or

(ii)                                  If Borrower or Mortgagor shall have a receiver, custodian, liquidator or trustee appointed for all or substantially all of its assets or for the Project in any proceeding brought by Borrower, Mortgagor or the Project, or any such receiver or trustee is appointed in any proceeding brought against Borrower, Mortgagor or the Project and such appointment is not promptly contested and is not dismissed or discharged within ninety (90) days after such appointment; or

(iii)                               If Borrower or Mortgagor shall file a petition under Title 11 of the United States Code as amended or under any similar Federal or state law or statute; or

(iv)                              If Borrower or Mortgagor shall have a petition filed against it commencing an involuntary case under any present or future Federal or state bankruptcy or similar law and such petition is not dismissed or discharged within ninety (90) days after the filing thereof; or

(v)                                 If Borrower or Mortgagor shall request any composition, rearrangement, liquidation, extension, reorganization or other relief as a debtor under any present or future Federal or state bankruptcy or similar law now or hereafter existing.

The proceedings or events set forth in paragraph (n) are collectively referred to as “Bankruptcy Proceedings”.

18.                               REMEDIES.

(a)                                  Actions upon Event of Default.  Upon the occurrence and during the continuance of an Event of Default beyond any applicable grace and cure period, Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against the Collateral or the Project, including, without limitation, at its option and without prior notice or demand, declare the unpaid principal balance of the Note and all accrued but unpaid interest thereon, as well as all other sums owing under the Loan Documents, immediately due and payable. Lender may make any advances on the Loan after the happening of any one or more of said Events of Default without thereby waiving the right to demand payment in

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full of the Note and such other amounts and without liability to make any other or further advances.

(b)                                 Lender’s Right to Perform.  If Borrower fails to perform any covenant or obligation contained herein or in the other Loan Documents and such failure continues for a period of 30 days after written notice of such failure by Lender to Borrower, or if such failure is not reasonably susceptible of cure within such 30 day period and if Borrower promptly commences such cure within such 30 day period and diligently prosecutes the same to completion, then the cure period shall be extended for such period of time as may be reasonably necessary to effect a cure but in no event shall such period exceed 90 days, without in any way limiting Lender’s right to exercise any of its rights, powers or remedies as provided hereunder, or under any of the other Loan Documents, Lender may, but shall have no obligation to, perform, or cause performance of, such covenant or obligation, and all costs, expenses, liabilities, penalties and fines of Lender reasonably incurred or paid in connection therewith shall be payable by Borrower to Lender upon demand and if not paid shall be added to the Indebtedness (and to the extent permitted under applicable laws, secured by the Security Instrument and other Loan Documents) and shall bear interest from the date expended at the Default Interest Rate.  Notwithstanding the foregoing, Lender shall have no obligation to send notice to Borrower of any such failure.

(c)                                  Appointment of Lender as Attorney-in-Fact.  Borrower hereby irrevocably, unconditionally and presently constitutes Lender as Borrower’s attorney-in-fact, with full power of substitution, to be exercised by Lender only upon the occurrence and during the continuation of an Event of Default, to exercise its rights under the Security Instrument (in its own name or the name of a designee) for purposes of preserving and protecting the Project or the Collateral and, as Lender in its sole discretion deems necessary or proper, to execute, acknowledge (when appropriate) and deliver all instruments and documents in the name of Borrower which may be necessary or desirable in order to do any and every act which Borrower might do on its own behalf in the performance of its obligations hereunder.  This power of attorney is a power coupled with an interest and is irrevocable.

(d)                                 Cross-Default to Note, Security Instrument and Other Loan Documents.  At the option of Lender, any Event of Default by Borrower under this Agreement shall constitute a default under the Note, the Security Instrument or any of the other Loan Documents to the same extent as though the Note had by its own terms become due and payable at maturity and payment thereof had been refused, and in such event Lender may, without liability to Borrower, assert and exercise any and all rights and remedies provided for herein or in the Note, the Security Instrument or any of the other Loan Documents or otherwise as may be provided by law.

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Such rights and remedies may be asserted concurrently or successively from time to time (either before or after commencement of foreclosure proceedings or before or after the exercise of any other remedy of Lender) until the Note, including interest thereon, and all of the Indebtedness of Borrower to Lender under this Agreement and the other Loan Documents, have been paid in full.

(e)                                  Recourse Limitations.  Borrower’s liability in connection with this Agreement, the Note and the other Loan Documents (including Borrower’s liability for all amounts due hereunder or thereunder) is collectible only from the Project and other property encumbered by the Security Instrument.  In no case will any person who holds a direct or indirect ownership interest in Borrower, or any officer, director, manager, trustee, employee, agent or affiliate of Borrower or any such direct or indirect owner, have any responsibility for Borrower’s obligations in connection with this Agreement, the Note and the other Loan Documents (including Borrower’s liability for any amounts due hereunder or thereunder); provided, however, that nothing in this Section 18(e) limits the liability of any person under a guaranty or other agreement executed by such person.

19.                               ADDITIONAL ADVANCES

(a)                                  Disbursement of Additional Advances.    Borrower may submit a Draw Request in the form attached as Exhibit E from time to time, but no more frequently than monthly (or twice monthly for the following subcontractors: framing, drywall, retaining walls, electrical, trim, carpentry, HVAC, floor coverings, concrete, final-clean and plumbing), for the payment of the cost of labor, materials, and services supplied for the construction of the Project and other costs incurred in connection with the Project, all to the extent contemplated in the Construction Budget (“Additional Advance”).  Lender may require, at Borrower’s expense, an inspection of, and favorable report upon, the Project, as built at the time of the Draw Request, by the Inspecting Architects/Engineers prior to making any Additional Advance.  Each Draw Request shall be submitted by Borrower to Lender not less than ten (10) Business Days prior to the date upon which the Additional Advance requested is desired by Borrower.  Upon satisfaction of all conditions precedent to Lender’s obligation to make Additional Advances hereunder, and provided that the Additional Advance, when aggregated with the Junior Mezzanine Advance Amount, does not exceed the Maximum Aggregate Advance Amount and is consistent with the Construction Budget, Lender shall fund to Borrower the requested Additional Advance (less the portion of the amount in the related Draw Request that is simultaneously funded under the Junior Mezzanine Loan Agreement), on the later of (i) the date such advance is requested in the Draw Request, and (ii)  five (5) Business Days after

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receipt of a complete Draw Request, together with the required accompanying materials, reasonably satisfactory to Lender.

(b)                                 Conditions Precedent to Additional Advance.

(i)                                     There shall exist no Event of Default;

(ii)                                  The Senior Loan is in full force and effect;

(iii)                               There exists no default by Mortgagor under the Senior Loan;

(iv)                              The representations and warranties made in this Agreement shall be true and correct in all material respects on and as of the date of each Additional Advance, with the same effect as if made on such date, other than (i) those which by their specific terms relate only to the Closing Date or another specified date, and (ii) those which relate to Section 6(d) and Section 16(c) hereof which need be true and correct only as of the effective date of this Agreement;

(v)                                 Borrower shall have provided to Lender (a) the form lease for residential units within the Project (it being agreed that Borrower has already provided such form to Lender) and (b) copies of any non-residential Leases affecting the Project;

(vi)                              Borrower shall have provided to Lender copies of all available Plans prepared by any engineers or architects in connection with the Project;

(vii)                           Lender shall have received copies of any inspection reports prepared by the Inspecting Architects/Engineers with respect to the specific Additional Advance and/or by any Governmental Authority having jurisdiction over the Project and Lender shall have received inspection reports, in form and substance reasonably acceptable to Lender, from the Inspecting Architect/Engineers at not less than thirty (30)-day intervals (and Lender shall request such reports from the Inspecting Architect/Engineers);

(viii)                        Borrower shall procure and deliver to Lender, if required by Lender, evidence reasonably satisfactory to Lender that the amount theretofore invested by Mortgagor in the Project, together with the funds remaining to be advanced to Borrower by Lender under the terms of this Agreement and the Junior Mezzanine Loan Agreement and to Mortgagor by Senior Lender under the Senior Loan, or sums which Borrower agrees to make available, are adequate to meet all costs incurred and to be incurred in connection with the construction of the Project;

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(ix)                                Borrower shall procure and deliver to Lender, if required by Lender, evidence reasonably satisfactory to Lender supporting the amounts requested by Borrower, including, without limitation, statements, invoices and bills evidencing the requested amounts; and

(x)                                   Borrower shall procure and deliver to Lender a lien waiver and/or subordination agreement from each contractor or subcontractor who has performed work valued at or in excess of $150,000 at or upon the Land, or who has supplied material, supplies or equipment for the construction of the Project and who is intended to have been paid by the proceeds of the Additional Advance current through the last payment to such contractor or subcontractor.

20.                               TRANSFER OF LOAN; LOAN SERVICER.

(a)                                  Lender’s Right to Transfer  Borrower hereby acknowledges that Lender shall have the right to transfer, assign or sell the Loan Documents, or grant participation interests in all or any portion of the Loan, in such manner and to such entities as Lender in its sole and absolute discretion shall select.

(b)                                 Loan Servicer.  At the option of Lender, the Loan may be serviced by a servicer selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to such servicer pursuant to a servicing agreement between Lender and such servicer.  A sale may result in a change of the Loan servicer.  There also may be one or more changes of Loan servicer unrelated to a sale of the Note.  If there is a change of Loan servicer, Borrower will be given notice of the change.

(c)                                  Dissemination of Information.  Lender may forward to each purchaser, transferee, assignee, or servicer of, and each participant or investor in, the Loan (collectively, the “Investor”), any governmental regulators or others as may be required by securities law, all documents and information which Lender now has or may hereafter acquire relating to the Indebtedness and to Borrower, Mortgagor and Principal, except as limited by the Principal’s partnership agreement, including financial statements, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable.  Borrower irrevocably waives any and all rights it may have under applicable Laws to prohibit such disclosure.

21.                               LENDER’S EXPENSES; RIGHTS OF LENDER.  Borrower shall promptly pay to Lender, upon demand, with interest thereon from the date of demand at the Default Interest Rate, reasonable attorneys’ fees and all other reasonable costs and expenses paid or incurred by Lender in enforcing or exercising its rights or remedies created by, connected with or

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provided for in this Agreement or any of the other Loan Documents following an Event of Default, and payment thereof shall be secured by the Security Instrument.

22.                               MISCELLANEOUS.

(a)                                  Notices. All notices, demands and other communications (“Notice”) under or concerning this Agreement shall be in writing.  Each Notice shall be addressed to the intended recipient at its address set forth below, and a Notice shall be deemed given on the earliest to occur of (1) the date when the Notice is received by the addressee; (2) the first Business Day after the Notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the Notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested.

If to Lender:                                                                               Behringer Harvard St. Rose REIT, LLC

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

Attention:  Chief Legal Officer

Facsimile:  (214) 655-1610

with copy to:                                                                          Behringer Harvard St. Rose REIT, LLC

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

Attention:  Mark Alfieri

Facsimile:  (214) 655-1610

with copy to:                                                                          Wick Phillips, LLP

2100 Ross Avenue, Suite 950

Dallas, Texas  75201

Attention:  Walt Miller

Facsimile:  (214) 692-6255

If to Borrower:                                                                   SW 131 St. Rose Mezzanine Borrower LLC

2001 Bryan Street, Suite 3250

Dallas, Texas 75201

Attention: Timothy J. Hogan

Facsimile: (214) 922-8553

with a copy to:                                                                 SW 131 St. Rose Mezzanine Borrower LLC

7373 N. Scottsdale Road, Suite C-228

Scottsdale, Arizona  85253

Attention: Bruce Hart

Facsimile:  (480) 596-8848

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with copy to:                                                                          Jones Day

325 John H. McConnell Blvd., Suite 600

Columbus, Ohio 43216

Attention:  Michael K. Ording

Facsimile: (614) 461-4198

Any party to this Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 22(a).  Each party agrees that it will not refuse or reject delivery of any notice given in accordance with this Section 22(a), that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 22(a) to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service. Any notice under the Note and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 22(a).

(b)                                 Waivers.  No delay or omission in exercising any right or power arising from any default shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right or power arising from any default.  No waiver of any breach of any of the covenants or conditions of this Agreement shall be construed to be a waiver of or acquiescence in or consent to any previous or subsequent breach of the same or of any other condition or covenant.

(c)                                  Lender Not Partner of Borrower; Borrower in Control.  Neither the execution nor the performance of any of the Loan Documents by Lender, nor the exercise by the Lender of any of its rights, privileges or remedies conferred under the Loan Documents or under applicable law, shall be deemed to render the Lender a partner or a joint venturer with Borrower, any guarantor of the Loan or any other person, or to render Borrower an agent of Lender for any purposes.  Nothing contained herein shall characterize or be deemed to characterize, or be used as a basis for characterizing, Lender as a “mortgagee-in-possession”.  Lender and Borrower agree that Mortgagor remains in control of the Project, and that it determines the business plan for the Project and employment, management, leasing and operating directions and decisions for the Project.  All of Lender’s rights, and actions taken by Lender as provided or permitted, in or under this Agreement or the other Loan Documents are for and in its capacity as a secured lender attempting to protect the collateral security for the Loan and to collect the Indebtedness and any other amounts owing or outstanding under the Note or the Loan Documents.

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d)                                     No Third Party.  This Agreement is made for the sole benefit of Borrower and Lender and Lender’s successors and assigns, and no other person or persons shall have any rights or remedies under or by reason of this Agreement or any right to the exercise of any right or power hereunder or arising from any default, nor shall Lender owe any duty whatsoever to any claimant for labor performed or materials furnished in connection with the construction of the improvements to apply any undisbursed portion of the Loan to the payment of any such claims.

(e)                                  Time of Essence; Context.  Time is hereby declared to be of the essence of this Agreement and of every part hereof.  When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa.

(f)                                    Successors and Assigns.  This Agreement shall bind, and the rights granted by this Agreement shall inure to, the respective successors and assigns of Lender and Borrower.  However, a Sale or Encumbrance prohibited by Section 13(d) shall be an Event of Default.

(g)                                 Governing Jurisdiction.  This Agreement and all of the other Loan Documents (except as otherwise expressly provided therein with respect to the enforcement of specific remedies) shall be governed by and construed in accordance with the substantive law of the State of Texas without regard to the application of choice of law principles.

(h)                                 SUBMISSION TO JURISDICTION; SERVICE OF PROCESS.  BORROWER AND LENDER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SUBJECT MATTER HEREOF, ANY OTHER LOAN DOCUMENT AND THE SUBJECT MATTER THEREOF, OR THE LOAN.  EACH OF BORROWER AND LENDER TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN THE ABOVE-NAMED COURTS ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION BY ANY SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS  AGREEMENT, THE SUBJECT MATTER HEREOF, THE OTHER LOAN DOCUMENTS, THE SUBJECT

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MATTER THEREOF, OR THE LOAN (AS APPLICABLE) MAY NOT BE ENFORCED IN OR BY SUCH COURT, (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED IN STATE COURT TO FEDERAL COURT, OR TO REMAND AN ACTION INSTITUTED IN FEDERAL COURT TO STATE COURT AND (C) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER.  BORROWER AND LENDER EACH HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN TO IT PURSUANT TO SECTION 22(a) HEREOF, BUT ANY SUCH SERVICE WILL BE EFFECTIVE ONLY WHEN RECEIVED AT SUCH ADDRESS.  BORROWER AND LENDER EACH AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE OTHER PARTY.  FINAL JUDGMENT AGAINST A PARTY IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE PARTY THEREIN DESCRIBED, OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION.

(i)                                     WAIVER WITH RESPECT TO DAMAGES.  BORROWER ACKNOWLEDGES THAT LENDER DOES NOT HAVE ANY FIDUCIARY OR OTHER SPECIAL RELATIONSHIP WITH, OR FIDUCIARY OR SPECIAL DUTY TO, BORROWER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND THE RELATIONSHIP BETWEEN LENDER AND BORROWER, IN CONNECTION HEREWITH AND THEREWITH, IS SOLELY THAT OF DEBTOR AND CREDITOR.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER SHALL NOT ASSERT, AND BORROWER HEREBY WAIVES, ANY CLAIMS AGAINST LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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(j)                                     Entire Agreement.  This Agreement and all of the other Loan Documents constitute the entire understanding between the parties hereto with respect to the subject matter hereof, superseding all prior written or oral understandings, and may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto or thereto that is to be bound by the modification, amendment or termination.  Notwithstanding the foregoing, the provisions of this Agreement are not intended to supersede the provisions of the Security Instrument but shall be construed as supplemental thereto.  Borrower and Lender each hereby acknowledges that this Agreement and the other Loan Documents accurately reflect the agreements and understandings of the parties hereto with respect to the subject matter hereof and hereby waives any claims against the other which it may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement or such other Loan Documents.

(k)                                  Headings.  The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

(l)                                     Severability.  Each provision of this Agreement shall be interpreted so as to be effective and valid under applicable law, but if any such provision shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Agreement.

(m)                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same document.

(n)                                 WAIVER OF JURY TRIAL.  BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF THE LENDER OR BORROWER RELATED THERETO.  BORROWER AND LENDER EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT, AND THAT THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

(o)                                 Sole and Absolute Discretion.  Any option, consent, approval, or discretion or similar right of Lender set forth in this Agreement or any of

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the other Loan Documents may be exercised by Lender in its sole, absolute and unreviewable discretion, unless the provisions of this Agreement or the other Loan Documents specifically requires a different standard.

(p)                                 Straight Debt Harbor.  It is the intent of Borrower and Lender that the Loan shall be treated as a security that satisfies the requirements of Section 856(m)(1)(A) and Section 856(m)(2) of the Code (the “Straight Debt Safe Harbor”).  Accordingly, notwithstanding any indication herein to the contrary, the parties hereto agree that the terms of the Loan shall be interpreted in such a manner that the Loan satisfies the Straight Debt Safe Harbor for so long as it is owned by Lender; and the terms of the Note shall be applied such that the Note has a constant effective yield to maturity, as determined under Section 1372 of the Code, at a fixed rate over the entire term of the Note equal to the Interest Rate (as defined in the Note) (or, during any time at which an Event of Default is continuing, at the Default Interest Rate); provided, however, that such contraction shall not alter the dates of the principal or interest payments (described in Section 1.1 of the Note) or the amounts of the principal or interest payments required to be paid on an interest payment date (described in Section 1.1. of the Note) prior to the Maturity Date or earlier prepayment date.

(q)                                 Assignment.  Lender may, without the consent of any other party, assign its rights and obligations under this Agreement and the Loan Documents to any Affiliate of Lender.

(r)                                    Retainage of Subcontractors.  Lender understands and agrees that no retainage will be withheld for general conditions or the following subcontractor trades: floor and roof trusses, cabinets and countertops, appliances, lumber, drywall, concrete and reinforcing materials, cultured stone and CMU materials, interior trim, electric light fixtures, windows, doors and millwork, HVAC components, metals, floor coverings, surveying and stocking, materials testing and utilities.  Borrower understands and agrees that ten (10%) retainage will be withheld for all other subcontractors provided that at such time as the Project is at least fifty percent (50%) completed (as confirmed by the Senior Lender’s construction consultant, if any), retainage may be reduced to five percent (5%) for such other subcontractors.

23.          SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.  Borrower shall do all things necessary to preserve the existence of Borrower and Mortgagor as a separate Special Purpose Bankruptcy Remote Entity unless Lender otherwise consents, in its sole discretion, in writing.  Borrower covenants and agrees that with respect to Borrower and Mortgagor, until payment in full of the Indebtedness, it will not do, or permit Mortgagor to do, directly or indirectly, any of the following unless Lender consents thereto, in its

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sole discretion, in writing.  A “Special Purpose Bankruptcy Remote Entity” means a corporation, limited partnership or limited liability company which shall not:

(a)                                  engage in any business or activity other than the ownership, construction, operation and maintenance, in each case directly or indirectly, of the Land and the Project (in case of Mortgagor) or the Equity Interests in Mortgagor (in case of Borrower) and activities incidental thereto;

(b)                                 acquire or own any material assets other than (i) the Equity Interests, (ii) the Land or the Project, and (iii) such incidental personal property as may be necessary for the operation of the Project or as may arise out of the other activities of Borrower or Mortgagor;

(c)                                  merge into or consolidate with any person, or dissolve, terminate or liquidate, or transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

(d)                                 fail to preserve its existence as a person duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or amend, modify, or terminate the provisions of its organizational documents if such amendment, modification, or termination would adversely affect the ability of such Person to perform its obligations hereunder or under the other Loan Documents or would affect any other clause of this Section 23;

(e)                                  own any subsidiary (except, in the case of Borrower, the Mortgagor) or make any investment in any person (except, in the case of Borrower, the Mortgagor);

(f)                                    commingle its assets with the assets of any of its general partners, members, shareholders, Affiliates, principals or of any other Person in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, member, shareholder, principal or Affiliate of Borrower or Mortgagor or any other Person;

(g)                                 incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Senior Loan, the Loan and the loan made pursuant to the Junior Mezzanine Loan Agreement, (ii) obligations under interest rate hedging arrangements related to the Senior Loan and (iii) trade and operational indebtedness incurred in the ordinary course of business (including construction and operation of the Project) or for its administrative functions;

(h)                                 fail to maintain its records, books of account and bank accounts separate and apart from those of its general partners, members, shareholders, principals and Affiliates and any other Person;

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(i)                                     enter into any contract or agreement with any general partner, member, shareholder, principal or Affiliate of Borrower or Mortgagor except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, member, shareholder, principal or Affiliate of Borrower or Mortgagor;

(j)                                     seek the dissolution or winding up of Borrower or Mortgagor;

(k)                                  maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, member, shareholder, principal or Affiliate of Borrower or Mortgagor or any other Person.

(l)                                     hold itself out to be responsible for the debts of another person, except through endorsement of negotiable instruments in the ordinary course of collection;

(m)                               make any loans or advances to any third party, including any general partner, member, shareholder, principal or Affiliate of Borrower or Mortgagor (except, in the case of Borrower, to the Mortgagor);

(n)                                 fail to file its own tax returns, if any, as may be required under applicable law, to the extent that Borrower or Mortgagor is (i) not part of a consolidated group filing a consolidated return or returns or (ii) not treated as a “disregarded entity” for tax purposes not required to file tax returns under applicable law; or

(o)                                 fail either to hold itself out to the public as a legal person separate and distinct from any other person or to conduct its business solely in its own name if the result is (i) to mislead others as to the identity of the person with which such other party is transacting business; or (ii) to suggest that it is responsible for the debts of any third party (including any general partner, principal or Affiliate of Borrower or Mortgagor), provided, however, Mortgagor and Borrower may hold itself out as doing business under the “Trammel Crow Residential” or “Alexan Communities” names.

In addition to the foregoing, Borrower shall have at least one independent manager who is provided by a nationally recognized company that provides professional independent directors and who shall not be at the time of initial appointment, and may not have been during the preceding five years (i) a stockholder, director, officer, employee, partner, member, attorney or counsel of Mortgagor or an Affiliate of Mortgagor or Borrower, (ii) a customer, supplier (other than a supplier of registered agent or registered office service) or other Person who derives any of its purchases or revenues from its activities with Mortgagor or Borrower, (iii) a Person or other entity controlling or under common control with any such stockholder, director, officer employee, partner, customer, supplier (other than a supplier of registered agent or registered office service) or other Person or (iv) a member of the immediate family of any such

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stockholder, director, officer, employee, partner, customer, supplier or other Person (the “Independent Director”).  At any time while the Loan is outstanding, the consent of the Independent Director should be required to: (i) file, consent to the filing of, or join in any filing of, a bankruptcy or insolvency petition; (ii) dissolve, liquidate, merge or consolidate; (iii) engage in any business or activity other than the ownership, construction, operation and maintenance, directly or indirectly, of the Project; and (iv) amend the articles of organization, limited liability agreement or partnership agreement.

24.          JUNIOR MEZZANINE LOAN.

(a)                                  Borrower and Lender are entering into the Junior Mezzanine Loan Agreement contemporaneously with this Agreement.  Under this Agreement and the Junior Mezzanine Loan Agreement, Lender may advance to Borrower an aggregate maximum principal amount up to, but not in excess of, the Maximum Aggregate Advance Amount.  The Borrower and Lender agree that, at any given time, any principal amounts advanced to Borrower by Lender under this Agreement and the Junior Mezzanine Loan Agreement shall be allocated as follows:

(i)                                     At all times while principal amounts are outstanding and/or additional principal amounts may be advanced under this Agreement or the Junior Mezzanine Loan Agreement, an aggregate principal amount of at least $2,000 shall be advanced to Borrower by Lender under this Agreement and the Junior Mezzanine Loan Agreement, taken together, and the principal amount outstanding under this Agreement shall be at least $1,000 and the principal amount outstanding under the Junior Mezzanine Loan Agreement shall be at least $1,000;

(ii)                                  If an aggregate principal amount of more than $2,000 has been advanced to Borrower by Lender under this Agreement and the Junior Mezzanine Loan Agreement, Lender may decide whether additional amounts requested by Borrower pursuant to a Draw Request are funded pursuant to this Agreement or pursuant to the Junior Mezzanine Loan Agreement, or in part pursuant to this Agreement and in part pursuant to the Junior Mezzanine Loan Agreement, and if in parts pursuant to both this Agreement and the Junior Mezzanine Loan Agreement, the respective parts funding pursuant to each, so long as the aggregate amount advanced to Borrower pursuant to this Agreement and the Junior Mezzanine Loan Agreement in all cases equals the amount requested by Borrower in the Draw Request.

(b)                                 Borrower acknowledges that Lender has advised it that Lender desires that at no time will the Senior Mezzanine Advance Amount exceed the Estimated Value.  Accordingly, Borrower agrees that if at any time the Senior Mezzanine Advance Amount is more than the Estimated Value,

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Lender shall, subject to Section 24(a)(i), be deemed to have advanced principal under the Junior Mezzanine Loan Agreement in an amount equal to the amount by which the Senior Mezzanine Advance Amount exceeds the Estimated Value and to have used such advance to repay the portion of the Loan then outstanding so as to reduce the Senior Mezzanine Advance Amount to the Estimated Value.  Conversely, Borrower agrees that if at any time the Senior Mezzanine Advance Amount is less than the Estimated Value, Lender shall, subject to Section 24(a)(i), be deemed to have advanced principal against the Loan in an amount equal to the lesser of (i) the Junior Mezzanine Advance Amount minus $1,000 and (ii) the amount by which the Estimated Value exceeds the Senior Mezzanine Advance Amount, and in such event Lender shall be deemed to have used the amount so advanced to repay a portion of the loan outstanding under the Junior Mezzanine Loan Agreement.  An advance pursuant to this Section 24(b) will not reduce the amount Borrower is entitled to draw under this Agreement and the Junior Mezzanine Loan Agreement, it being the intent of Lender and Borrower that Borrower will be entitled to obtain advances up to the Maximum Aggregate Advance Amount.  An advance and contemporaneous repayment made, or deemed to be made, pursuant to this Section 24(b) will not be considered an advance in excess of the Maximum Aggregate Advance Amount for purposes of this Agreement.

(c)                                  Borrower acknowledges that Lender has advised it that Lender desires that at no time will the Senior Mezzanine Advance Amount and the accrued and unpaid interest on the Loan, taken together, exceed the Estimated Value.  Therefore, to the extent that, after any adjustments pursuant to Section 24(b), the Senior Mezzanine Advance Amount and the accrued and unpaid interest on the Loan, taken together, exceed the Estimated Value, then such accrued and unpaid interest will be deemed to be payable under the loan pursuant to the Junior Mezzanine Loan Agreement rather than payable under the Loan to the extent necessary to prevent the Senior Mezzanine Advance Amount and the accrued and unpaid interest on the Loan, taken together, from exceeding the Estimated Value.  Any such interest deemed to be payable under the loan pursuant to the Junior Mezzanine Loan Agreement pursuant to this Section 24(c) shall automatically to revert to being payable under the Loan to the extent possible without causing the Senior Mezzanine Advance Amount and the accrued and unpaid interest on the Loan, taken together, from exceeding the Estimated Value.  In no event shall the accrued and unpaid interest under the Loan, when combined with the accrued and unpaid interest owing under the loan pursuant to the Junior Mezzanine Loan Agreement, exceed the amount of interest that would be owing (taking into account payments of interest made prior to the time in question) if interest had accrued at the rate applicable under the Note and the note issued pursuant to the Junior Mezzanine Loan Agreement on a principal balance equal to the Senior Mezzanine Advance Amount plus the Junior Mezzanine Advance Amount.

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(d)                                 Lender shall endeavor to give Borrower written notice of any advance, repayment or adjustment pursuant to this Section 24 simultaneously with such action, and Lender shall, upon request by Borrower, give Borrower written notice of the amount outstanding under the Loan and the loan under the Junior Mezzanine Loan Agreement.

25.          SUBDIVISION AND RELEASE.

(a)                                  On or before June 30, 2009, Borrower will have caused the Mortgagor to have (i) obtained all final, non-appealable approvals of all applicable Governmental Authorities necessary to cause the Land to be lawfully subdivided into separate and conforming legal lots comprised of the Commercial Tract and the Residential Tract, substantially as reflected on the proposed subdivision map (a copy of which is attached as Exhibit A-1 to the Senior Loan Agreement); (ii) recorded (or cause to have been recorded) within the applicable real property records of Clark County, Nevada the final subdivision map as so approved by all applicable Governmental Authorities (the “Final Map”); and (iii) caused the Title Insurer to have issued an endorsement to the title insurance insuring that, after giving effect to the recordation of the Final Map, the Residential Tract constitutes a separate, legal lot pursuant to applicable laws.  If any Governmental Authority conditions approval of the proposed subdivision map on revisions thereto, Lender shall be deemed to have consented to such revisions if and to the extent the Senior Lender consents to such revisions in accordance with the Senior Loan Documents.

(b)                                 Lender shall execute and deliver (or shall direct the trustee under the Security Instrument to execute and deliver) a partial release or reconveyance of the lien of the Security Instrument with respect to the Commercial Tract, subject to and conditioned upon the satisfaction of each of the following conditions precedent:

(i)                                     The Final Map shall have been recorded in the applicable real property records of Clark County, Nevada;

(ii)                                  The Title Insurer shall have issued an endorsement to the title insurance insuring that the Residential Tract constitutes a separate legal lot in accordance with the requirements of applicable law;

(iii)                               Borrower or Mortgagor shall have prepared and delivered to Lender, a reciprocal easement agreement (and any documents referenced therein or executed therewith), in such form as is approved by the Senior Lender in accordance with the Senior Loan Documents, duly executed by Mortgagor and Commercial Tract Borrower, encumbering the entirety of the Land and establishing non-exclusive, perpetual and reciprocal easements for ingress,

50

egress, access and public utilities over and across the Land (the “REA”); and

(iv)                              Borrower shall have reimbursed Lender for its out-of-pocket expenses incurred in connection with such partial release.

(c)                                  Lender agrees to execute and deliver a subordination of lien, in form and substance reasonably acceptable to Borrower and the Senior Lender, subordinating the liens and security interests of the Security Instrument to the REA.

[Signatures Follow on Next Page]

51

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

BORROWER:

SW 131 ST. ROSE MEZZANINE BORROWER LLC,

a Delaware limited liability company

By:	SW 130 St. Rose Limited Partnership,
a Delaware limited partnership,
its sole member

	By:	SW 129 St. Rose Limited Partnership,
a Delaware limited partnership,
its general partner

		By:	SW 104 Development GP LLC,
a Delaware limited liability company,
its general partner

			By:	/s/ Timothy J. Hogan
Timothy J. Hogan, Vice President

LENDER:

BEHRINGER HARVARD ST. ROSE REIT, LLC,

a Delaware limited liability company

By:	Behringer Harvard St. Rose Venture, LLC,
a Delaware limited liability company,
its manager

	By:	Behringer Harvard St. Rose, LLC,
a Delaware limited liability company,
its manager

		By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President-Corporate
Development & Legal and Secretary

EXHIBIT A

DESCRIPTION OF THE LAND

All that land situated in the County of Clark, State of Nevada, more particularly described as follows:

PARCEL 1:

The North Half (N ½) of the Northwest Quarter (NW ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M., Clark County, Nevada.

PARCEL 2:

The South Half (S ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M.

EXCEPTING THEREFROM that portion lying within St. Rose Parkway.

PARCEL 3:

That portion of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.M., City of Henderson, Clark County, Nevada, more particularly described as follows:

The South Half (S ½) of the Northwest Quarter (NW ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35.

TOGETHER WITH:

Those portions of the North Half (N ½) of the South Half (S ½) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35 lying Northwesterly of the Northwesterly right of way of St. Rose Parkway.

PARCEL 4:

Being a portion of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M., Clark County, Nevada.

TOGETHER WITH that portion of the North Half (N ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼), also together with that portion of the North Half (N ½) of the Northwest Quarter (NW ¼) of said Section 35, lying Northwesterly of St. Rose Parkway, further described as follows:

BEGINNING at the Southeast (SE) corner of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35, said corner being marked by an aluminum cap marked “PLS 5269, 1994, NW 1/16”;

Thence South 41°41’09” East, 174.75 feet to the Northwesterly line of St. Rose Parkway as granted in Book 250 as Document No. 202951, Official Records, Clark County, Nevada;

Thence along said Northwesterly line, South 46°18’51” West, 297.97 feet to a point of intersection of said Northwesterly line with the South line of the North Half (N ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35;

Thence along the lines of said North Half (N ½) the following Three (3) courses:

1)              North 89°22’43” West, 553.55 feet;

2)              North 00°33’34” West, 330.00 feet;

3)              South 89°22’04” East, 663.09 feet to the POINT OF BEGINNING;

EXCEPTING THEREFROM:

A portion of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35, described as follows:

BEGINNING at the Southwest (SW) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35;

Thence North 00°33’55” West, 330.09 feet to the Northwest (NW) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence South 89°21’56” East, 663.21 feet to the Northeast Corner of the South Half (S1/2) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence South 00°32’39” East, 330.06 feet to the Southeast (SE) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence North 41°41’09” West, 316.13 feet; Thence South 48°18’51” West, 153.68 feet to the beginning of a 500 foot radius curve, concave Northwesterly; Thence along said curve to the right, 369.29 feet through a central angle of 42°19’05” to the POINT OF BEGINNING.

(Deed Reference 20070720 / 2463 and 2464)

SURVEYOR’S PERIMETER LEGAL DESCRIPTION:

THE FOLLOWING IS A METES AND BOUNDS LEGAL DESCRIPTION OF PARCELS 1, 2, 3 AND 4 COMBINED PREPARED BY THE CERTIFYING SURVEYOR.

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 35, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M., CITY OF HENDERSON, CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 35; THENCE SOUTH 41°41’09” EAST, A DISTANCE OF 174.75 FEET TO THE NORTHWESTERLY RIGHT-OF-WAY LINE OF ST. ROSE PARKWAY (300.00 FEET WIDE);   THENCE SOUTH 48°18’51”

WEST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1,278.38 FEET TO THE SOUTH LINE OF THE NORTH HALF (N 1/2) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 35; THENCE DEPARTING SAID RIGHT-OF-WAY LINE, NORTH 89°24’01” WEST ALONG SAID SOUTH LINE, A DISTANCE OF 477.63 FEET TO THE WEST LINE OF SAID SECTION 35;   THENCE DEPARTING SAID SOUTH LINE, NORTH 00°34’46” WEST ALONG SAID WEST LINE, A DISTANCE OF 990.37 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 35;   THENCE DEPARTING SAID WEST LINE, SOUTH 89°22’04” EAST ALONG SAID SOUTH LINE, A DISTANCE OF 663.09 FEET TO THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 35, SAME BEING THE BEGINNING OF A CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 500.00 FEET;   THENCE DEPARTING SAID SOUTH LINE, NORTHEASTERLY 369.29 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 42°19’05”;   THENCE NORTH 48°18’51” EAST, A DISTANCE OF 153.68 FEET; THENCE SOUTH 41°41’09” EAST, A DISTANCE OF 316.13 FEET TO THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 35, SAME BEING THE POINT OF BEGINNING.

Prepared by:

Michael A. Lathan, PLS No. 14414

DRC Surveying Nevada, Inc.

9330 West Martin Avenue

Las Vegas, Nevada  89148

EXHIBIT B

[INTENTIONALLY OMITTED]

EXHIBIT C

PLANS

[ATTACHED]

EXHIBIT D

CONSTRUCTION BUDGET

LINE ITEMS	Total Costs

LAND COSTS
LAND	14,200,000.00
TOTAL LAND COSTS	14,200,000.00

HARD COSTS
Construction Hard Costs	34,235,846.00
Hard Costs Contingency	1,431,465.00
TOTAL HARD COSTS	35,667,311.00

SOFT COSTS
Taxes	220,000.00
Legal	375,000.00
Closing Costs	100,000.00
Municipal Fees	4,150,000.00
Architect	700,000.00
Engineering & Surveying	200,000.00
Preleasing	175,000.00
Marketing	465,000.00
Mezzanine Loan Fee	631,296.00
Non-Accrual Mezzanine Interest	6,413,523.00
Financing Costs	1,501,870.00
Deferred Developer Offsite Overhead	3,613,196.00
Interest Reserve	1,181,558.00
Operating Deficit	275,237.00
Soft Cost Contingency	275,000.00
TOTAL SOFT COSTS	20,276,680.00
TOTAL BUDGET	70,143,991.00

SOURCE
Mezzanine Debt	21,043,197.00
Equity Partner	5,172,333.00
TCR Cash-including Pre Development Costs	1,715,265.00
Deferred Equity-Offsite Overhead	3,613,196.00
TOTAL SOURCES	31,543,991.00
LOAN PROCEEDS	38,600,000.00

EXHIBIT E

DRAW REQUEST

[BORROWER’S LETTERHEAD]

DRAW REQUEST NO.

TO:  BEHRINGER HARVARD ST. ROSE REIT, LLC (“Lender”)

LOAN NO.	DATE
PROJECT	ALEXAN ST. ROSE
LOCATION	HENDERSON, NEVADA
BORROWER	SW 131 ST. ROSE MEZZANINE BORROWER LLC

FOR PERIOD ENDING

In accordance with the Senior Mezzanine Loan Agreement in the amount of up to $21,043,197 dated December     , 2008 between Borrower and Lender, Borrower requests that $                     be advanced from Loan proceeds.  The proceeds should be credited to the account of                                         , Account No.                     , at                                         .

1.	ORIGINAL CONTRACT SUM		$

2.	TOTAL CHANGE ORDERS		$

3.	CONTRACT SUM TO DATE (Line 1 + 2)		$

4.	TOTAL COMPLETED & STORED TO DATE		$

5.	SOFT COSTS		$

6.	RETAINAGE:

	a.	% of Completed Work	$

	b.	% of Stored Material	$

	Total Retainage		$

7.	TOTAL EARNED LESS RETAINAGE		$
(Line 4 less Line 6 Total)

8.	LESS PREVIOUS PAYMENTS		$

9.	CURRENT PAYMENT DUE		$

10.	BALANCE TO FINISH, PLUS RETAINAGE		$
(Line 3 less Line 7)

The undersigned Borrower represents that, to the best of Borrower’s knowledge, information, and belief, the Work covered by this application has been completed substantially in accordance with the above-referenced Contract, that all amounts have been paid by Borrower for Work for which previous payments were received from Owner, and that the current payment requested herein represents a just estimate of reimbursement to Borrower.  Borrower further represents that: (i) there are no known mechanic’s liens or materialmen’s liens outstanding at the date of this application (other than items being contested in accordance with the Loan Documents); (ii) all due and payable bills with respect to the Work have been paid to date  (other than items being contested in accordance with the Loan Documents) or are included in the amount requested in this application; (iii) except for such bills not paid but so included, there is no known basis for the filing of any mechanic’s liens or materialmen’s liens on the Work or the Project (other than items being contested in accordance with the Loan Documents); and (iv) effective waivers and releases of liens have been obtained from all subcontractors through the immediately preceding advance of Loan proceeds (other than items being contested in accordance with the Loan Documents).

This Draw Request is executed                     , 200    .

BORROWER:

SW 131 ST. ROSE MEZZANINE BORROWER LLC,

a Delaware limited liability company

By:	SW 130 St. Rose Limited Partnership,
a Delaware limited partnership,
its sole member

	By:	SW 129 St. Rose Limited Partnership,
a Delaware limited partnership,
its general partner

		By:	SW 104 Development GP LLC,
a Delaware limited liability company,
its general partner

By:
Name:
Title:

NOTES:

Each Draw Request shall include invoices, receipts and/or copies of checks evidencing the Cost of Work performed during the preceding month and unconditional lien releases for all prior payments, from General Contractor and all Subcontractors.  Raw materials or work-in-process at a manufacturer’s plant location are not eligible for payment.  For materials not yet incorporated in the Work, the following shall be provided by Borrower as a condition to payment:

1.                                       Items shall be listed separately on the Draw Request;

2.                                       An appropriate transfer of title shall be executed;

3.                                       The methods used to store off-Site items shall be described;

4.                                       Items in storage shall be identified as property of Borrower or Mortgagor, and a description of the identification methods used shall be submitted for approval by Lender;

5.                                       A written inventory of items and method used to verify such inventory, including Borrower’s certification that all quantities have been received in good condition, shall be submitted for approval by Lender; and

6.                                       Proof of insurance in Borrower’s name shall be secured.

Lender shall have the right to verify storage by a physical inspection prior to invoice approval and at any time thereafter.  Such payment shall not relieve Borrower of the responsibility for protecting, safeguarding, and proper installation of the materials.

EXHIBIT F

OWNERSHIP CHART

[ATTACHED]

EXHIBIT G

PENDING ACTIONS AT LAW

None.

EXHIBIT H

VIOLATIONS OF PROPERTY AGREEMENTS

None.

EXHIBIT I

LEASES

None.

EXHIBIT J

FINANCIAL INFORMATION

Borrower must provide the following items, as applicable, to Lender, in addition to any other items requested by Lender prior to Closing or during the term of this Agreement:

a)              Detailed accrued expense listing for each quarter ended during the current calendar year and for the prior full fiscal year

b)             Detailed straight line rent schedule for each quarter ended during the current calendar year and for the prior full fiscal year

c)              Details/abstracts of all permits and licenses for tenants (i.e. satellite dishes on roof)

d)             Detailed listing of all tenants with termination options

e)              Listing of all service contracts and equipment leases, including contracts for elevator, landscaping, electricity, cleaning, HVAC service, security, pest control, disposal, parking lot maintenance, insurance, etc.

f)                Access to service contracts

g)             Detail of the cash receipts and disbursements journal, downloaded to Excel if possible for the prior full fiscal year and the year to date period of the current year

h)             Detailed general ledger of revenues and expenses for each quarter during the current calendar year and the prior full fiscal year

i)                 Detailed income statements by month for the current year and for the prior full fiscal year

j)                 Copies of property tax invoices for the current year and the previous full fiscal year

k)              Operating expense reconciliations by tenant for the current year to date period and the previous full fiscal year

l)                 Rent roll – current year and prior year end

m)           Lease abstracts, including amendments, exhibits and side letters for each tenant

n)             Management/leasing agreement, current year and prior year end

o)             Check registers for the period from the current year to date period being reviewed through the date of the accountants/auditors field work

p)             Access to vendor accounts payable files

q)             Leases in effect during the prior full fiscal year and during the current year being reviewed

EXHIBIT K

FORM OF SUBORDINATION OF MANAGEMENT AGREEMENT

[ATTACHED]

JUNIOR MEZZANINE LOAN AGREEMENT

BY

AND BETWEEN

SW 131 ST. ROSE MEZZANINE BORROWER LLC
(“Borrower”)

AND

BEHRINGER HARVARD ST. ROSE REIT, LLC
(“Lender”)

1.	RECITALS		2
2.	DEFINITIONS		2
3.	THE LOAN; DISBURSEMENT OF LOAN		9

	(a)	Loan	9
	(b)	Loan Disbursements	9

4.	INTEREST PAYMENTS; NO USURY, LOAN COMMITMENT FEE; PREPAYMENT; MATURITY; REPAYMENT		9

	(a)	Interest	9
	(b)	No Usury	10
	(c)	Intentionally Deleted	11
	(d)	Prepayment	11
	(e)	Maturity Date	11

5.	SECURITY FOR LOAN; GUARANTY		11

	(a)	Security Instrument	11
	(b)	Other Loan Documents	11
	(c)	Guaranty	11

6.	CONDITIONS PRECEDENT TO CLOSING OF THE LOAN		11

	(a)	Loan Documents	11
	(b)	Third Party Agreements	12
	(c)	Certification	12
	(d)	Financial Statements	12
	(e)	Insurance Policies	12
	(f)	Contracts	13
	(g)	Title Insurance Policy	13
	(h)	ALTA Survey	13
	(i)	Flood Plain Certification	13
	(j)	Appraisal	13
	(k)	Environmental Report	13
	(l)	Certification of Organizational Documents	13
	(m)	Legal Opinion	13
	(n)	UCC Searches	14
	(o)	Utilities	14
	(p)	Environmental Disclosure	14
	(q)	No Default	14

7.	TITLE INSURANCE		14
8.	INSURANCE		14

	(a)	Insurance Requirements	14
	(b)	Initial Policies; Renewals	16
	(c)	Notices	16
	(d)	Notice of Casualty	16
	(e)	Settlement of Claim	16

i

	(f)	Application of Insurance Proceeds	17

9.	EMINENT DOMAIN		17

	(a)	Notice of Condemnation	17
	(b)	Settlement of Claim	18
	(c)	Application of Condemnation Awards	18
	(d)	Continuing Obligation to Repair	18
	(e)	Lender Not Required to Act	18

10.	RIGHTS OF ACCESS AND INSPECTION		18
11.	EXPENSES		19
12.	FINANCIAL REPORTS, PROPERTY REPORTS AND ANNUAL BUDGET		19
13.	GENERAL COVENANTS OF BORROWER		21

	(a)	Commencement and Completion of Project	21
	(b)	Lender Approval	21
	(c)	Operation and Maintenance of Project	22
	(d)	Restricted Sale and Encumbrance of Project and of Borrower Interests; Other Indebtedness	23
	(e)	General Indemnity	24
	(f)	Leases	25
	(g)	Notices	26
	(h)	Development	26
	(i)	Management	26
	(j)	Senior Loan	26
	(k)	Principal Place of Business; Choice of Law	27
	(l)	Compliance with Governmental Prohibitions	27

14.	FURTHER ASSURANCES		28
15.	APPRAISALS		28
16.	GENERAL REPRESENTATIONS AND WARRANTIES OF BORROWER		28

	(a)	Organization; Corporate Powers; Authorization of Borrowing	28
	(b)	Title to Property; Matters Affecting Property	29
	(c)	Financial Statements	31
	(d)	Budget Projections	31
	(e)	Intentionally Deleted	32
	(f)	No Loan Broker	32
	(g)	No Default	32
	(h)	Solvency	32
	(i)	Violations of Governmental Prohibitions	32

17.	EVENT OF DEFAULT		33

	(a)	Non-Payment	33
	(b)	Insurance	33
	(c)	Special Purpose Entity Covenants	33
	(d)	Borrower	33
	(e)	Guaranty	33
	(f)	Construction	33

	(g)	Fraud or Material Misrepresentation	33
	(h)	Sale, Encumbrance or Other Indebtedness	34
	(i)	Reports and Documents	34
	(j)	Other Breaches under this Agreement.	34
	(k)	Other Breaches Under Other Loan Documents	34
	(l)	Senior Loan Documents	34
	(m)	Judgments	34
	(n)	Bankruptcy Proceedings	35

18.	REMEDIES		35

	(a)	Actions upon Event of Default	35
	(b)	Lender’s Right to Perform	36
	(c)	Appointment of Lender as Attorney-in-Fact	36
	(d)	Cross-Default to Note, Security Instrument, and Other Loan Documents	36
	(e)	Recourse Limitations	37

19.	ADDITIONAL ADVANCES		37

	(a)	Disbursement of Additional Advances	37
	(b)	Conditions Precedent to Additional Advance.	38

20.	TRANSFER OF LOAN; LOAN SERVICER		39

	(a)	Lender’s Right to Transfer	39
	(b)	Loan Servicer	39
	(c)	Dissemination of Information	39

21.	LENDER’S EXPENSES; RIGHTS OF LENDER		39
22.	MISCELLANEOUS		40

	(a)	Notices	40
	(b)	Waivers	41
	(c)	Lender Not Partner of Borrower; Borrower in Control	41
	(d)	No Third Party	42
	(e)	Time of Essence; Context	42
	(f)	Successors and Assigns	42
	(g)	Governing Jurisdiction	42
	(h)	SUBMISSION TO JURISDICTION; SERVICE OF PROCESS	42
	(i)	WAIVER WITH RESPECT TO DAMAGES	43
	(j)	Entire Agreement	44
	(k)	Headings	44
	(l)	Severability	44
	(m)	Counterparts	44
	(n)	WAIVER OF JURY TRIAL	44
	(o)	Sole and Absolute Discretion	44
	(p)	Straight Debt Harbor	45
	(q)	Assignment	45
	(r)	Retainage of Subcontractors	45

23.	SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER		45

24.	SENIOR MEZZANINE LOAN	48
25.	SUBDIVISION AND RELEASE	49

JUNIOR MEZZANINE LOAN AGREEMENT

This JUNIOR MEZZANINE LOAN AGREEMENT (this “Agreement”) is made and entered into as of December 31, 2008, by and between SW 131 ST. ROSE MEZZANINE BORROWER LLC, a Delaware limited liability company, whose address is 2001 Bryan Street, Suite 3250, Dallas, Texas 75201 (“Borrower”), and BEHRINGER HARVARD ST. ROSE REIT, LLC, a Delaware limited liability company, whose address is 15601 Dallas Parkway, Suite 600, Addison, Texas, 75001 (“Lender”).

R E C I T A L S:

This Agreement is made with reference to the following facts:

A.         Borrower is directly or indirectly the legal and beneficial owner of one-hundred percent (100%) of the Equity Interests in SW 132 ST. ROSE SENIOR BORROWER LLC, a Delaware limited liability company (“Mortgagor”).

B.            Mortgagor is the owner of that certain land located in Henderson, Clark County, Nevada, and more particularly described on Exhibit A attached hereto, together with appurtenances (the “Land”). The Land is comprised of a portion that is zoned RH-36 (High Density Residential), which is generally the western 18.151 acres of the Land (the “Residential Tract”) and a portion that is zoned CC-PUD (Community Commercial with Planned Unit Development Overlay), which is generally the eastern 6.271 acres of the Land (the “Commercial Tract”). Mortgagor will construct on the Residential Tract a 430-unit apartment complex (the “Project”).

C.            Contemporaneously herewith, Mortgagor will enter into a Construction Loan Agreement with Bank of America, N.A. and the lenders who from time to time agree to fund parts of such loan (“Senior Lender”), providing a loan in the amount of Thirty Eight Million Six Hundred Thousand and No/Dollars ($38,600,000) (the “Senior Loan”), secured by a deed of trust, of even date herewith (together with any and all extensions, renewals, substitutions, replacements, amendments, modifications and/or restatements thereof) in favor of Senior Lender encumbering the Land and the Project.

D.            Contemporaneously with entering into the Senior Loan, SW 122 St. Rose Senior Borrower LLC, a Delaware limited liability company (“Commercial Tract Borrower”), will enter into a Term Loan Agreement with Bank of America, N.A., as lender for its sole account (“Commercial Tract Lender”), providing a loan in the amount of Two Million Nine Hundred Fifty Thousand and No/Dollars ($2,950,000) (the “Commercial Tract Loan”), secured by a deed of trust, of even date herewith (together with any and all extensions, renewals, substitutions, replacements, amendments, modifications and/or restatements thereof) in favor of Commercial Tract Lender encumbering the Land and the Project.

E.             Borrower has requested that Lender, as lender, make one or more loans to Borrower in the aggregate amount of Twenty One Million Forty Three Thousand One Hundred Ninety Seven and No/Dollars ($21,043,197) (the “Maximum Aggregate Advance Amount”), one of such loans (the “Loan”) will be made pursuant to this Agreement, which Loan is to be advanced as hereinafter provided and is to be evidenced by the Note. $14,185,154 of the Maximum Aggregate Advance Amount will be advanced under the Senior Mezzanine Loan Agreement, subject to the terms and provisions of the Senior Mezzanine Loan Agreement, and $1,000 of the Loan will be advanced under this Agreement at the execution of this Agreement (the “Initial Advance”), subject to the terms and provisions of this Agreement. The Note is to be secured by the Junior Subordinate Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement (the “Security Instrument”) and other collateral as specified in Section 5 below.

F.             Mortgagor is currently pursuing a subdivision of the Land and intends to convey to Commercial Tract Borrower the Commercial Tract. When Commercial Tract Borrower acquires title to the Commercial Tract (the “Transfer Date”), the lien of the Security Instrument will be partially released as to the Commercial Tract.

G.            The proceeds of the Loan are to be used by Borrower to, among other things, pay the costs and expenses, if any, referred to in Section 3(b) below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             RECITALS. The recitals set forth above are true and correct and are incorporated herein by reference.

2.             DEFINITIONS. The following terms, when used in this Agreement (including when used in the above recitals), shall have the following meanings:

(a)                                  “Accounting Records”: shall mean such records used to prepare financial statements including but not limited to: (i) supporting documentation for cash disbursements (including check copies and invoices); (ii) supporting documentation for cash receipts (including deposit slips); (iii) contracts; (iv) check registers; (v) monthly bank account reconciliations; (vi) general ledger; (vii) job cost detail of construction in progress in the same form as provided to Senior Lender; (viii) detail of draw requests on the Senior Loan; (ix) Senior Lender’s monthly loan statement; and (x) such other documentation in the possession of Borrower or its Affiliates or which Borrower will use all commercially reasonable efforts to acquire, as Lender shall reasonably require for the preparation of financial statements for the Project, Mortgagor or Borrower.

(b)                                 “ADA” shall mean Americans with Disabilities Act of 1990, Pub. L. No. 89-670, 104 Stat. 327 (1990), as amended, and all regulations promulgated pursuant thereto.

(c)                                  “Additional Advance”: shall have the meaning given in Section 19 hereof.

(d)                                 “Affiliate”: of any specified person or entity shall mean any other person or entity, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person or entity. For purposes of this definition, “control” shall mean the ability, whether by the ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to make management decisions on behalf of, or independently to select the managing partner of, a partnership, or otherwise to have the power independently to remove and then select a majority of those individuals exercising managerial authority over an entity. Control of an entity shall be conclusively presumed in the case of the ownership of more than 50% of the equity interests in the entity.

(e)                                  “Annual Budget”: shall mean, for any period, the budget submitted to Lender and in effect for such period as provided in Section 12 hereof.

(f)                                    “Approved Change Orders”: shall mean any change orders to the Plans requested by the Borrower and approved by the Lender as outlined in Section 13(b) hereof.

(g)                                 “Available Assets”: shall have the meaning given in the Guaranty.

(h)                                 “Bankruptcy Proceedings”: shall have the meaning given in Section 17(n).

(i)                                     “Borrower”: means the entity identified as “Borrower” in the first paragraph of this Agreement, together with its successors and assigns.

(j)                                     “Business Day”: shall mean all days other than Saturday, Sunday or any other day on which national banks doing business in Dallas, Texas are not open for business.

(k)                                  “Code”: the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provisions of any successor federal income tax law. Any reference to a particular provision of the Code shall include any amendment of such provision or the corresponding provision of any successor federal income tax law.

(l)                                     “Collateral”: shall have the meaning given in the Security Instrument.

(m)                               “Commercial Deed of Trust”: shall mean that certain deed of trust made by the Mortgagor for the benefit of the Commercial Tract Lender, which prior to the Transfer Date, will encumber both the Residential Tract and the Commercial Tract, and after the Transfer Date will encumber only the Commercial Tract.

(n)                                 “Commercial Tract”: shall have the meaning given in the Recitals of this Agreement.

(o)                                 “Commercial Tract Borrower”: shall have the meaning given in the Recitals of this Agreement.

(p)                                 “Commercial Tract Lender”: shall have the meaning given in the Recitals of this Agreement.

(q)                                 “Commercial Tract Loan”: shall have the meaning given in the Recitals of this Agreement.

(r)                                    “Completion”: shall have the meaning given in the Guaranty.

(s)                                  “Construction Budget”: shall mean the construction budget attached hereto as Exhibit D.

(t)                                    “Default Interest Rate”: shall have the meaning given in the Note.

(u)                                 “Draw Request”: shall mean a request for additional advances on the Loan and/or under the Senior Mezzanine Loan Agreement submitted by Borrower in the form attached hereto as Exhibit E.

(v)                                 “Encumbrance”: shall mean any pledge, encumbrance, hypothecation or other grant of security interest, whether direct or indirect, voluntary or involuntary or by operation of law, and whether or not consented to by Lender, of or in (i) all or any portion of, or interest in, the Project (other than any encumbrance by the Senior Loan Documents and the Permitted Exceptions), or (ii) any Equity Interests in Mortgagor, or (iii) any part of the Principal’s Equity Interests in Borrower.

(w)                               “Environmental Indemnity”: shall mean the Mezzanine Environmental Indemnity Agreement of even date herewith, executed by Borrower and containing representations, warranties, covenants and indemnities in favor of Lender with respect to Hazardous Materials.

(x)                                   “Equity Interests”: means, with respect to any Person, shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in such Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire from such Person any such equity interest issued by such Person.

(y)                                 “Estimated Collateral Value Statement”: shall have the meaning given in the Guaranty.

(z)                                   “Estimated Value” means the estimated value of the property encumbered by the Security Instrument, as such value may be determined from time to time by Lender, less the amount, if any, of all other debt secured by such property that is senior to both the Loan and the loan under the Senior Mezzanine Loan Agreement.

(aa)                            “Event of Default”: shall have the meaning given in Section 17 hereof.

(bb)                          “Final Map”: shall have the meaning given in Section 25 hereof.

(cc)                            “General Contractor”: means TCR Nevada Construction Limited Partnership, a Texas limited partnership.

(dd)                          “Governmental Authority”: shall mean any federal, state, county, municipal, parish, provincial, tribal or other government, or any department, commission, board, court, agency (including, without limitation, the U. S. Environmental Protection Agency), whether of the United States of America or any other country, or any instrumentality of any of them, or any other political subdivision thereof (a) in which any portion of the Land is located, (b) in which any of Mortgagor, Borrower, Guarantor or Lender is located or conducts business, or (c) exercising jurisdiction over Mortgagor, Borrower, Guarantor or Lender, or any of the Land, and any entity exercising legislative, judicial, regulatory, or administrative functions of, or pertaining to, government including, without limitation, any arbitration panel, any court or any commission.

(ee)                            “Governmental Requirements”: shall mean all laws, ordinances, rules, regulations, orders and directives of any Governmental Authority applicable to any of Mortgagor, Borrower, Guarantor, Lender or any of the Land, including, without limitation, all applicable licenses, building codes, restrictive covenants, zoning and subdivision ordinances, flood disaster, health and environmental laws and regulations, and the ADA.

(ff)                                “Guarantor”: shall mean CFP Residential, L.P., Kenneth J. Valach, J. Ronald Terwilliger, and Bruce Hart.

(gg)                          “Guaranty”: means that certain Mezzanine Guaranty, of even date herewith, executed by the Guarantors, jointly and severally, in favor of Lender.

(hh)                          “Hazardous Materials”: shall have the meaning given in the Environmental Indemnity.

(ii)                                  “Indebtedness”: shall mean the principal of, interest on, and any other amounts due at any time under, this Agreement, the Note, the Security

Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Collateral.

(jj)                                  “Initial Advance”: shall have the meaning given in the Recitals of this Agreement.

(kk)                            “Inspecting Architects/Engineers”: shall mean architects and/or engineers selected by Borrower and reasonably acceptable to Lender.

(ll)                                  “Junior Mezzanine Advance Amount” means the principal amount outstanding under the Loan.

(mm)                      “Land”: shall have the meaning given in the Recitals of this Agreement; provided, however, that from and after the Transfer Date, the Land shall be deemed to be comprised solely of the Residential Tract.

(nn)                          “Leases”: shall mean all present and future leases, subleases, licenses, concessions or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Project, or any portion of the Project, and all modifications, extensions or renewals.

(oo)                          “Lender”: means the entity identified as “Lender” in the first paragraph of this Agreement and its successors and assigns.

(pp)                          “Loan”: shall have the meaning given in the Recitals of this Agreement.

(qq)                          “Loan Documents”: shall mean the Note, this Loan Agreement, the Security Instrument, the Guaranty, the Environmental Indemnity, and all other documents executed by Borrower or Guarantors to evidence, secure or set out the terms of the Loan, each as the same may hereafter be amended, modified and restated from time to time.

(rr)                                “Management Agreement”: shall mean the Management Agreement, to be entered into between Mortgagor and Manager, upon the approval of Lender, pursuant to which Manager will agree to manage the operations of the Project, as the same may be amended from time to time, or any other management agreement approved by Lender pursuant to Section 13(i) .

(ss)                            “Manager”: shall mean a property management company approved by Lender pursuant to Section 13(i) hereof.

(tt)                                “Maturity Date” shall have the meaning given in the Note.

(uu)                          “Maximum Aggregate Advance Amount” shall have the meaning given in the Recitals of this Agreement.

(vv)                          “Mortgagor”: shall have the meaning given in the Recitals of this Agreement.

(ww)                      “Note”: shall mean that certain Junior Mezzanine Promissory Note, dated of even date herewith, in the Maximum Aggregate Advance Amount, made payable by Borrower to the order of Lender, evidencing all amounts outstanding under the Loan from time to time, as the same may be amended from time to time.

(xx)                              “Permits”: shall mean all licenses, permits, approvals, franchises, privileges, immunities, grants, ordinances, classifications, certificates and registrations which are necessary for Mortgagor to develop, construct and operate the Project.

(yy)                          “Permitted Exceptions”: shall mean (1) the title exceptions included in the Policy required to be delivered to Lender pursuant to Section 7(a) hereof, as the same may be endorsed from time to time with the consent of the Lender, (2) liens and security interests securing the Loan, the Senior Loan and, prior to the Transfer Date, the Commercial Tract Loan, (3) liens for taxes, assessments or other governmental charges or levies that are not then due or that are being contested in good faith and in accordance with applicable statutory procedures, (4) mechanic’s liens against the Project which are bonded off, released of record or otherwise remedied to Lender’s reasonable satisfaction within 30 days of the date of creation, (5) Leases entered into on terms allowed by this Agreement and (6) other matters approved in writing by Lender, which includes any liens and security interests granted in connection with the Senior Mezzanine Loan Agreement or the loan thereunder.

(zz)                              “Person”: shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, or unincorporated association, any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of the foregoing.

(aaa)                      “Plans”: shall mean the plans and specifications identified in Exhibit C hereto.

(bbb)                   “Policy”: shall have the meaning given in Section 7(a) hereof.

(ccc)                      “Principal”: shall mean SW 130 St. Rose Limited Partnership, a Delaware limited partnership, the sole member of Borrower and the holder of all Equity Interests in Borrower, and any person or entity who becomes the owner of any Equity Interest in Borrower after the date of this Agreement and is identified as such in an amendment or supplement to this Agreement.

(ddd)                   “Project”: shall have the meaning given in the Recitals of this Agreement. The Project includes the Residential Tract.

(eee)                      “REA”: shall have the meaning given in Section 25 hereof.

(fff)                            “Residential Tract”: shall have the meaning given in the Recitals of this Agreement.

(ggg)                   “Sale”: shall mean any sale, assignment, transfer, conveyance or other disposition, whether voluntary or involuntary, and whether or not consented to by Lender of (i) all or any portion of, or interest in, the Land or the Project (other than the conveyance of the Commercial Tract to the Commercial Tract Borrower), (ii) all or any portion of the Equity Interests in Mortgagor, or (iii) all or any portion of the Principal’s Equity Interests in Borrower.

(hhh)                   “Security Instrument”: shall have the meaning given in the Recitals to this Agreement.

(iii)                               “Senior Deed of Trust”: shall mean that certain deed of trust securing the Senior Loan.

(jjj)                               “Senior Indemnity”: shall mean the Environmental Indemnity Agreement between Mortgagor, Senior Lender and the other parties thereto.

(kkk)                      “Senior Loan”: shall have the meaning given in the Recitals of this Agreement.

(lll)                               “Senior Loan Agreement”: shall mean the Construction Loan Agreement between Senior Lender and Mortgagor evidencing the Senior Loan.

(mmm)             “Senior Loan Documents”: shall mean the Senior Note, the Senior Deed of Trust, the Senior Loan Agreement, the Senior Indemnity Agreement, any guaranty provided by the guarantors to the Senior Loan, financing statements filed in connection with the Senior Loan, and all other documents executed by Mortgagor or Guarantor in favor of Senior Lender to evidence or secure the Senior Loan or reasonably related to the Senior Loan, including, but not limited to, budgets and draw requests, as each may be amended, modified or restated with the consent of Senior Lender.

(nnn)                   “Senior Mezzanine Advance Amount” means the principal amount outstanding on the Senior Mezzanine Loan Agreement.

(ooo)                   “Senior Mezzanine Loan Agreement” means that certain Senior Mezzanine Loan Agreement between Borrower and Lender dated of even date herewith.

(ppp)                   “Senior Note”: shall mean the promissory notes evidencing the Senior Loan and all schedules, riders, allonges and addenda, as such promissory notes may be amended from time to time with the consent of Senior Lender.

(qqq)                   “Title Insurer”: shall mean Chicago Title Insurance Company.

(rrr)                            “Third Party Agreement”: shall mean any agreement other than Leases and the Permitted Exceptions that will be binding on the Project, Mortgagor or Borrower after the closing of the Loan.

(sss)                      “Transfer Date”: shall have the meaning given in the Recitals of this Agreement.

3.             THE LOAN; DISBURSEMENT OF LOAN.

(a)                                  Loans. On the basis of the covenants, agreements and representations of Borrower contained herein and comparable provisions of the Senior Mezzanine Loan Agreement and subject to the terms and conditions hereinafter set forth and comparable provisions of the Senior Mezzanine Loan Agreement, Lender shall lend to Borrower the Maximum Aggregate Advance Amount, the proceeds of which are to be disbursed by Lender in accordance with the provisions of Section 3(b) hereof and comparable provisions of the Senior Mezzanine Loan Agreement.

(b)                                 Loan Disbursements. At the execution of this Agreement, Lender has advanced the Initial Advance to the Borrower. All Additional Advances against the Loan will be disbursed in accordance with Section 19 hereof. Upon submission by Borrower of a Draw Request, Lender shall (subject to satisfaction of the terms and conditions of Section 19) advance to Borrower hereunder against the Loan the amount requested by Borrower less the portion thereof, if any, simultaneously advanced pursuant to the Senior Mezzanine Loan Agreement. In no event shall the aggregate principal amount outstanding hereunder exceed the Maximum Aggregate Advance Amount less the Senior Mezzanine Advance Amount as it stands at such time.

4.             INTEREST PAYMENTS; NO USURY, LOAN COMMITMENT FEE; PREPAYMENT; MATURITY; REPAYMENT.

(a)                                  Interest. Interest on the principal balance of the Loan shall accrue and shall be payable in the amounts and at the times set forth in the Note. Borrower agrees to pay, on the Maturity Date, the unpaid principal balance of the Loan, together with all accrued but unpaid interest thereon.

(b)                                 No Usury. The provisions of this Agreement, the Note, the Security Instrument and of all other agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, including, but not limited to, the Loan Documents, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount contracted for, charged, taken, reserved, paid, or agreed to be paid to Lender for the use, forbearance, retention or detention of the money loaned under the Note and related indebtedness exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit; and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be paid over to Borrower, and not to the payment of interest. All interest (including any amounts or payments judicially or otherwise under the law deemed to be interest) contracted for, charged, taken, reserved, paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Note, including any extensions or renewals thereof, until payment in full of the Indebtedness so that the interest on the Loan for such full period will not exceed at any time the maximum amount permitted by applicable law. To the extent that Lender is relying on Chapter 303, as amended, of the Texas Finance Code to determine the maximum amount of interest permitted by applicable law on the principal of the Loan, Lender will utilize the weekly rate ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits a greater amount of interest on the Loan than is permitted under Texas law, Lender will rely on United States federal law instead of such Chapter 303, as amended, for the purpose of determining the maximum amount permitted by applicable law. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the maximum lawful rate under such Chapter 303, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. This Section 4(b) will control all agreements between Borrower and Lender.

(c)                                  Intentionally Deleted.

(d)                                 Prepayment. All amounts due and owing under the Note from time to time may only be prepaid in accordance with the terms of the Note except at any time after 150 days after Completion.

(e)                                  Maturity Date.

(i)                                     The outstanding principal balance of the Note and all accrued and unpaid interest thereon shall become due and payable on the Maturity Date unless the same is otherwise accelerated in accordance with the provisions hereof or the other Loan Documents.

(ii)                                  Subject to the provisions of Section 13(d) hereof, in the event that the Senior Note is paid in full at any time prior to the Maturity Date of the Loan, the Indebtedness shall then be immediately due and payable regardless of the then stated Maturity Date of the Loan.

5.             SECURITY FOR LOAN; GUARANTY.

(a)                                  Security Instrument. The Loan shall be secured by, among other things, the Security Instrument.

(b)                                 Other Loan Documents. The Loan shall be further secured and supported by the Environmental Indemnity and the other Loan Documents.

(c)                                  Guaranty. As additional security for the Loan, the Guarantors shall execute and deliver to Lender the Guaranty.

6.             CONDITIONS PRECEDENT TO CLOSING OF THE LOAN. Prior to the funding of the Loan (unless otherwise provided), all of the following conditions shall have been satisfied, and/or Borrower, Guarantor or Mortgagor, as applicable, shall have furnished to Lender the following, all in form and substance satisfactory to Lender in its sole and absolute discretion:

(a)                                  Loan Documents. Borrower, Guarantor and Mortgagor, as applicable, shall have provided to Lender duly executed and, where appropriate, notarized originals of the Loan Documents, each satisfactory to Lender in its sole and absolute discretion, including the following:

(i)                                     this Agreement;

(ii)                                  the Note;

(iii)                               the Security Instrument, in recordable form in the State of Nevada;

(iv)                              the Guaranty;

(v)                                 the Environmental Indemnity;

(vi)                              Certification of Organizational Documents; and

(vii)                           such other agreements by Borrower as may be required by other provisions of this Agreement.

(b)                                 Third Party Agreements.

(i)                                     Copies. Borrower shall have provided to Lender executed copies, certified by Borrower as being true, correct and complete, of the Senior Loan Documents and the other Third Party Agreements then in effect, if any.

(ii)                                  Intercreditor and Subordination Agreement. Senior Lender shall have provided to Lender an executed copy of that certain Intercreditor and Subordination Agreement by and between Senior Lender and Lender dated of even date herewith.

(c)                                  Certification. Borrower shall have provided to Lender a certification by Borrower as of the date of this Agreement (which is the date that the commitment of Lender to make the Loan to Borrower becomes binding on Lender) of the Construction Budget and the reasonably estimated costs of the improvements that would be capitalized by Mortgagor as real property for federal income tax purposes consistent with past practices of the affiliates of Mortgagor.

(d)                                 Financial Statements. Borrower shall have provided to Lender with (i) respect to Borrower, Mortgagor, and the Project, financial statements and other financial information (including but not limited to the items listed on Exhibit J after Completion of the Project and to the extent not already provided pursuant to Section 12 hereof), certified by Borrower and Mortgagor as being true, correct and complete in all material respects, and in the form and containing the detail and supporting information as required by Lender for the underwriting for the Loan, and (ii) with respect to all Guarantors, the Estimated Collateral Value Statement, dated as of June 30, 2008.

(e)                                  Insurance Policies. Borrower shall have provided to Lender the original insurance policies, certified copies thereof or certificates thereof, together with evidence of premium payments, for the insurance as more fully provided in Section 8 hereof, which should include Hazard and Public Liability and Worker’s Compensation Insurance.

(f)                                    Contracts. Borrower shall have provided or will provide to Lender copies of any contracts regarding the Project entered into by Mortgagor with any contractors or engineers and, if requested by Lender, copies of contracts, if any, with any subcontractors for the construction or installation of the improvements made or to be made in connection with the Project.

(g)                                 Title Insurance Policy. Lender shall have received, reviewed and approved Mortgagee’s Policy of Title Insurance described in Section 7 hereof.

(h)                                 ALTA Survey. Lender shall have received a current ALTA survey of the Land (the “Survey”) completed in accordance with Senior Lender’s requirements, satisfactory to Lender and to the Title Insurer and certified to Senior Lender, Lender (and its successors and assigns) and the Title Insurer.

(i)                                     Flood Plain Certification. To the extent not provided on the Survey, Lender shall have received evidence that the Land is not located within any flood plain or, if the Land is located within a flood plain, Borrower has obtained and is maintaining in full force and effect a policy or policies of flood insurance pursuant to Section 8 hereof. Any such certifications shall also be certified to Lender and its successors and assigns.

(j)                                     Appraisal. Lender shall have received an appraisal of the Project prepared by a licensed appraiser acceptable to Lender, in form and substance required by Senior Lender, but also addressed to Lender and its successors and assigns, in an amount equal to or greater than $80,900,000.

(k)                                  Environmental Report. Lender shall have received an environmental report covering the Land, prepared by a professional acceptable to Lender, in form and substance as required by Senior Lender, and also certified to Lender and its successors and assigns.

(l)                                     Certification of Organizational Documents. Lender shall have received a written certification attaching the required documents with respect to both Mortgagor and Borrower, confirming (i) that true, complete and correct copies of the organizational documents have been attached to the certification, (ii) that no modifications of such documents exist which have not been provided to Lender, and (iii) that the provisions of Section 23 hereof have been incorporated into the organizational documents.

(m)                               Legal Opinion. Lender shall have received a written legal opinion or legal opinions from Borrower’s counsel (which counsel must be acceptable to Lender) in form acceptable to Lender and its counsel, opining as to such matters as Lender may reasonably require, including an opinion regarding: (1) due organization and valid existence, (2) authority, (3) enforceability of the Loan Documents, and (4) no usury.

(n)                                 UCC Searches. Lender shall have received full Uniform Commercial Code searches, performed by a search company and in jurisdictions satisfactory to Lender, with respect to Borrower and the Mortgagor disclosing no matters objectionable to Lender.

(o)                                 Utilities. Lender shall have received evidence that all sewer, water, electrical, telephone and any other utility services necessary to obtain a certificate of occupancy for the Project are available at the Land in adequate supply for the use and operation of the Land and each provider of utility services has a binding obligation to deliver the necessary services to the completed residences. This evidence may include letters from the applicable utility providers.

(p)                                 Environmental Disclosure. In accordance with all applicable laws, Borrower shall provide a true, correct and complete copy of any disclosure document or other instrument required by any such law relating to environmental matters.

(q)                                 No Default. The representations and warranties of Borrower contained in this Agreement shall be true, correct and complete in all material respects, except the representations in Section 16(c) which need be accurate only as of the effective date of such financial statements, and no Event of Default, as defined below, or circumstance or event which upon the lapse of time, the giving of notice or both, could become an Event of Default shall have occurred.

Lender acknowledges, by its execution of this Agreement, that all conditions listed in this Section 6 have been satisfied to Lender’s satisfaction or waived by Lender, both as to the Initial Advance under the Loan and any Additional Advance to be made in the future.

7.             TITLE INSURANCE. Concurrently with the closing of the Loan, Borrower shall deliver or cause to be delivered to Lender, a Mortgagee’s Policy of Title Insurance (“Policy”) naming Mortgagor as fee simple owner of the Land issued by the Title Insurer, meeting the following requirements: (i) with coverage amount not less than the Loan Amount; (ii) dated as of a date not earlier than the date of Closing; and (iii) the legal description insured under such policy shall include any easements benefiting the Land.

8.             INSURANCE.

(a)                                  Insurance Requirements.  Borrower shall obtain and keep in full force and effect builder’s risk insurance (the “Builder’s Risk Insurance Policy”) coverage or permanent Commercial Property Causes of Loss — Special Form insurance coverage as appropriate, reasonably satisfactory to Lender, on the Project. All insurance policies shall be issued by carriers with a Best’s Insurance Reports policy holder’s rating of A- or better, and a financial size category of Class IX or larger. The policies shall provide for the following, and any other coverage that Lender may from time to time deem reasonably necessary.

(i)                                     Lender’s contact information in its capacity as mortgagee and/or additional insured, as appropriate:

Behringer Harvard St. Rose REIT, LLC and its affiliates, successors and/or assigns

15601 Dallas Parkway, Ste. 600

Addison, Texas 75001

Attn:       Risk Management

(ii)                                  Commercial Property Causes of Loss — Special Form and/or Builders Risk in the amount of 100% of the replacement cost of all structures and personal property located or to be located on the Project. Coverage shall include ordinance and law, increased cost of construction, and demolition costs. If the policy is written on a CO-INSURANCE basis, the policy MUST contain an AGREED AMOUNT ENDORSEMENT as evidence that the coverage is in an amount sufficient to insure the full amount of the mortgage indebtedness. Unless inconsistent with the requirements of the Senior Lender or the Commercial Tract Lender, “Behringer Harvard St. Rose REIT, LLC and its affiliates, successors and/or assigns” is to be named as the “Mortgagee” and “Loss Payee” (without contribution).

(iii)                               Commercial General Liability coverage in a minimum amount of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate, together with excess liability coverage in a minimum amount of not less than $15,000,000.00. “Behringer Harvard St. Rose REIT, LLC and its affiliates, successors and/or assigns” is to be named as “Additional Insured”. Please note this coverage must be separately issued and provided for both (i) Mortgagor, (ii) Borrower, and (iii) Mortgagor’s general contractor.

(iv)                              Rent Loss or business interruption coverage in a minimum amount of not less that the appraised rentals for a minimum of twelve (12) months.

(v)                                 Flood hazard coverage in at least the minimum amount available, if the Project is located in a special flood hazard area (“Flood Hazard Area”) as designated by the Federal Emergency Management Agency on its Flood Hazard Boundary Map and Flood Insurance Rate Maps, and the Department of Housing and Urban Development, Federal Insurance Administration, Special Flood Hazard Area Maps. Unless inconsistent with the requirements of the Senior Lender or the Commercial Tract Lender, “Behringer Harvard St. Rose REIT, LLC and its affiliates, successors and/or assigns” is to be named as the “Mortgagee” and “Loss Payee” (without contribution).

(vi)                              Earthquake coverage in the amounts/deductibles and in the form and substance reasonably satisfactory to the Lender in the event the Project is located in an area with a high degree of seismic activity.

(vii)                           Workers Compensation insurance as required by law.

(viii)                        Such other types and amounts of insurance with respect to the premises and the operation thereof which are commonly maintained in the case of the other property and buildings similar to the Project in nature, use, location, height, and type of construction, as may from time to time be reasonably required by Lender in its capacity as mortgage.

(ix)                                Each policy shall provide that it may not be canceled, reduced or terminated without at least thirty (30) days prior written notice to the Lender.

(x)                                   Proof of insurance required under (ii), (iv), (v), (vi) shall be evidenced on Accord Form 28 Evidence of Commercial Property Insurance.  Proof of insurance required under (iii) and (vii) shall be evidenced on Accord Form 25 Certificate of Liability Insurance.

(xi)                                The evidence of insurance must identify the Borrower as an Insured/Additional Insured.

(xii)                             The Project location must be referenced on the evidence of insurance.

(b)                                 Initial Policies; Renewals.  The initial policies shall be prepaid and delivered to the Lender prior to closing, and all renewal policies shall be provided to Lender as evidence of such insurance.  Certificates as referenced in Section 8(a)(x) may be substituted for actual policies.

(c)                                  Notices.  Borrower shall cause a copy of the certificate(s) to be sent to Jill Buffington via — e-mail jbuffington@bhfunds.com or facsimile (214) 655-1610 [Phone: (469) 341-2420], with the original being mailed to the Lender as shown above in Section 8(a)(i).

(d)                                 Notice of Casualty.  Borrower shall give to Lender immediate notice of any material loss occurring on or with respect to the Project.

(e)                                  Settlement of Claim.  In case of loss covered by any of such policies, Lender is authorized to adjust, collect and compromise, in its discretion, all claims thereunder if an Event of Default has occurred and is continuing at the time, subject to the rights of the Senior Lender, prior to the Transfer Date, the Commercial Tract Lender, and the rights of the lender under the Senior Mezzanine Loan Agreement.  In the event of any adjustment, collection and compromise by Lender, Borrower covenants to sign upon demand, or Lender may sign or endorse on Borrower’s behalf, all necessary proofs of loss, receipts, releases and other papers required by the insurance companies to be signed by Borrower.  Borrower hereby irrevocably appoints Lender as its attorney-in-fact for the purposes set forth in the preceding sentence, subject to the rights of the Senior Lender, prior to the Transfer Date, the Commercial Tract Lender, and the rights of the lender under the Senior Mezzanine Loan Agreement.  Subject to the rights of the Senior Lender, prior to the Transfer Date, the Commercial Tract Lender, and the rights of the lender under the Senior Mezzanine Loan Agreement, Lender may deduct from such insurance proceeds any reasonable expenses incurred by Lender in the collection and settlement thereof, including attorneys’ and adjustors’ fees and charges.  Nothing contained in this Agreement shall create any responsibility or obligation of the Lender to collect any amounts owing on any insurance policy, to rebuild or replace the damaged or destroyed portions of the Project or to perform any other related act.  The Lender shall not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Borrower hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

(f)                                    Application of Insurance Proceeds.  Any insurance proceeds received by Mortgagor or Borrower under any of such casualty policies shall, subject to the rights of the Senior Lender, prior to the Transfer Date, the Commercial Tract Lender, and the rights of the lender under the Senior Mezzanine Loan Agreement, be applied, at the option of the Lender, toward pre-payment or reimbursement of the Loan and any other amounts evidenced or secured by the Loan Documents, or to the rebuilding or repairing of the Project so damaged or destroyed, as the Lender in its sole and unreviewable discretion may elect; provided, however, that Lender will allow insurance proceeds to be used for restoration of the Project if (i) the conditions for Borrower’s use of insurance contained in the Senior Loan Documents are satisfied (substituting Lender for Senior Lender thereunder in making related decisions) or (ii) so directed by the Senior Lender, the lender under the Senior Mezzanine Loan Agreement or, prior to the Transfer Date, the Commercial Tract Lender.  Lender’s election to apply such insurance proceeds to the Loan and other amounts evidenced or secured by the Loan Documents shall not relieve Borrower of the duty to rebuild or repair.

9.             EMINENT DOMAIN.

(a)                                  Notice of Condemnation.  Borrower shall give to Lender immediate notice of any taking by condemnation of any portion of the Project or the institution of any proceedings the effect of which is to achieve a taking of any portion of the Project by condemnation.

(b)                                 Settlement of Claim.  In case the Project, or any part or interest in any thereof, is taken by condemnation, then subject to the rights of the Senior Lender, the lender under the Senior Mezzanine Loan Agreement or, prior to the Transfer Date, the Commercial Tract Lender, the Lender is hereby empowered to collect and receive all compensation and awards of any kind whatsoever (referred to collectively herein as “Condemnation Awards”) which may be paid for any property taken or for damages to any property not taken (all of which Borrower hereby assigns to the Lender, subject to the rights of the Senior Lender, the lender under the Senior Mezzanine Loan Agreement and, prior to the Transfer Date, the Commercial Tract Lender in the same).  Borrower covenants to sign upon demand, or Lender may sign or endorse on Borrower’s behalf, all necessary proofs of loss, receipts, releases and other papers required by the condemning authority to be signed by Borrower for such purpose.  Borrower hereby irrevocably appoints Lender as its attorney-in-fact for the purposes set forth in this Section 9.  Lender may deduct from any Condemnation Awards, any expenses reasonably incurred by Lender in the collection and settlement thereof, including reasonable attorneys’ and adjusters’ fees and charges.

(c)                                  Application of Condemnation Awards.  All Condemnation Awards so received shall, subject to the rights of the Senior Lender the lender under the Senior Mezzanine Loan Agreement or, prior to the Transfer Date, the Commercial Tract Lender, be forthwith applied by the Lender, as it may elect in its sole and unreviewable discretion, to the payment or reimbursement of the Loan or the other amounts evidenced or secured by the Loan Documents, or to the repair and restoration of any property not so taken or damaged; provided, however, that Lender will allow Condemnation Awards to be used for restoration of the Project if (i) the conditions for Borrower’s use of Condemnation Awards contained in the Senior Loan Documents are satisfied (substituting Lender for Senior Lender thereunder in making related decisions) or (ii) so directed by the Senior Lender the lender under the Senior Mezzanine Loan Agreement or, prior to the Transfer Date, the Commercial Tract Lender.

(d)                                 Continuing Obligation to Repair.  No election made by the Lender under this Section 9 shall relieve Borrower of the duty to repair and restore.

(e)                                  Lender Not Required to Act.  Nothing contained in this Agreement shall create a responsibility or obligation of Lender to collect any amounts owing on account of any such condemnation or proceedings relating to the Project, to rebuild or replace any damaged or destroyed property or to perform any other related act.

10.          RIGHTS OF ACCESS AND INSPECTION.  Borrower shall cause Mortgagor to permit agents, representatives and employees of Lender to inspect the Land and the installation of the Project or any part thereof during reasonable business hours upon reasonable advance notice.  Without limiting the foregoing, Lender shall also be permitted access to the Project in order to examine, copy and audit Mortgagor’s books and records (including as part of any audit performed pursuant to Section 12(f) hereof) and any plans, drawings, contracts, books or records relating to the Project.  Borrower shall, to the extent within its control, cause any contractors or subcontractors to cooperate with Lender or its agents in connection with any inspection.  Lender is under no duty to visit or observe the Project or to examine any books or records.  Any site visit, observation or examination by Lender shall be solely for the purpose of protecting Lender’s security and preserving Lender’s rights under the Loan Documents.  Neither Borrower, Mortgagor nor any other party is entitled to rely on any site visit, observation or testing by Lender or its agents or representatives.  Lender owes no duty of care to protect Borrower, Mortgagor or any other party against, or to inform Borrower or any other party of, any adverse condition affecting the Project, including any defects in the design or construction of any improvements on the Land or the presence of any Hazardous Materials on the Land.  So long as no Event of Default has occurred and is continuing, Lender shall give Borrower and Mortgagor reasonable prior notice of its intent to enter the Project.

11.          EXPENSES.  Borrower shall pay, as and when due, all reasonable costs and expenses incurred in the procuring and making of the Loan by Lender, including without limitation, to the extent reasonable, Title Insurer’s fees and premiums, charges for examination of title to the Land, expenses of surveys, transfer taxes and recording expenses, appraisal and appraisal review fees, fees of an inspector and fees and expenses of any attorneys, accountants, engineers, architects, surveyors, contractors, inspectors or other consultants, professionals or independent contractors employed, retained or utilized by Lender in connection with the Loan.  Borrower shall cause Mortgagor to pay when due any and all insurance premiums, taxes, assessments, water, sewer and other utility charges, impact fees, liens and encumbrances on the Project and any other amounts payable for the cost of improvements to the Land, provided that Borrower and/or Mortgagor may in good faith contest any such liens, claims or amounts so long as it provides, for any filed lien, a bond in accordance with statutory requirements or other security reasonably satisfactory to Lender.  Borrower shall pay upon demand or reimburse Lender for any and all reasonable fees, costs and expenses incurred by Lender in collecting the Indebtedness after an Event of Default including reasonable attorneys’ fees.  All such amounts shall be paid to Lender or at Lender’s direction to such other person to whom payments are due or Lender may, at its option, pay such amounts and all sums paid shall be deemed a portion of the Indebtedness and shall bear interest at the Default Interest Rate.

12.          FINANCIAL REPORTS, PROPERTY REPORTS AND ANNUAL BUDGET.  The parent company of Lender is a real estate fund that issues securities, maintains U.S. GAAP audited financial statements and/or is publicly registered with the United States Securities and Exchange Commission (“SEC”).  As a result, such parent company is subject to GAAP financial statement requirements and other reporting requirements. These requirements include but are not limited to quarterly and annual financial reporting (including for public companies on Form 10-Q and Form 10-K and reporting under Rule 3-14 of Regulation S-X, which requires the filing of pro forma financial statements of acquired properties).  In addition, certain accounting requirements may dictate that Lender report Borrower, Mortgagor and/or the

Project as a subsidiary of Lender.  Therefore, Borrower agrees to provide Lender with all information that Borrower or its Affiliates have in their possession and Borrower will use all commercially reasonable efforts to obtain such information not in its possession as Lender reasonably requires in order to prepare, audit and/or review financial statements of the Project, Mortgagor and Borrower for the applicable reporting periods.

(a)                                  Borrower agrees that all accounting for the Project will be conducted by Borrower and/or the Mortgagor and also by Lender.  Borrower agrees to provide Lender with copies of all Accounting Records (other than leases, which Borrower and/or the Mortgagor may make available at the Project rather than copying) on a monthly basis in order to enable Lender to prepare and maintain financial statements on Borrower, Mortgagor and/or the Project in accordance with accounting principles generally accepted in the United States of America.

(b)                                 Borrower agrees to provide Accounting Records by the 10th of the month for the preceding month.

(c)                                  Borrower agrees to allow Lender and Lender’s external independent accountants access to original Accounting Records if needed in the process of their quarterly reviews and various audit processes.

(d)                                 Borrower agrees to cooperate with any inquiries or interviews by Lender or its external independent accountants as may be necessary in relation to Lender’s or its Affiliates’ compliance with the Sarbanes-Oxley Act of 2002.

(e)                                  In addition, Borrower shall furnish to Lender:

(i)                                     within 30 days after the end of each fiscal year of Mortgagor, and at any other time upon Lender’s request, a statement that identifies all owners of any interest in Mortgagor and the interest held by each, if Mortgagor is a corporation, all officers and directors of Mortgagor, and if Mortgagor is a limited liability company, all members and managers (whether members or not);

(ii)                                  within 10 days after the end of each month, a monthly property management report for the Project, showing the number of inquiries made and rental applications received from tenants or prospective tenants, deposits received from tenants and any other information reasonably requested by Lender;

(iii)                               within 10 days following the end of each month, a monthly statement of income and expense for the Project; and

(iv)                              beginning sixty (60) days prior to the first occupancy of the Project and for each succeeding calendar year, not later than ninety (90) days prior to the commencement of such calendar year, an annual budget which sets forth, in sufficient detail, Borrower’s projection of gross receipts and expenses for such period (the “Annual Budget”).  Each Annual Budget shall be for a calendar year except that the Annual Budgets for the year of first occupancy of the Project shall only cover the remainder of the then-current year.

(f)                                    If Borrower fails to provide in a timely manner the Accounting Records, statements, schedules and reports required by this Section 12, Lender shall have the right to have Mortgagor’s and Borrower’s books and records audited or to perform any other procedure reasonably requested by Lender, at Borrower’s expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 21.

(g)                                 If Lender acquires the Project through foreclosure, Borrower shall deliver, or cause to be delivered, to Lender upon written demand all books and records relating to the Project or its operation. Otherwise, during the term of the Loan, to the extent that copies of such books and records have not been provided pursuant to the provisions of this Section 12 set forth above, Borrower will provide Lender with all cost records necessary for Lender to perform its accounting procedures including, but not limited to, balance sheets, income statements, trial balance activity reports, general ledger detail reports, cash receipts journal, check register or cash disbursements journal and copies of checks and vendor invoices for all invoices paid.   Borrower agrees to make available to Lender for examination and copying any other books and records upon Lender’s written demand.

(h)                                 Borrower authorizes Lender to obtain one (1) credit report per calendar year; provided, however, that Lender may obtain a credit report on Borrower, Mortgagor and Guarantors at any time, even if a credit report has been obtained in the same calendar year, if an Event of Default has occurred.

13.          GENERAL COVENANTS OF BORROWER.  Until the full and final payment of the Loan, unless Lender waives compliance in writing, Borrower hereby covenants and agrees as follows:

(a)                                  Commencement and Completion of Project.  Borrower shall or shall cause Mortgagor to prosecute the construction and installation with diligence so that the construction and Completion of the Project (other than payment of claims that are being contested in accordance with the Loan Documents) shall have occurred by the completion deadline set forth in the Senior Loan Documents.

(b)                                 Lender Approval.  No changes to the Construction Budget or the completion date required by the Senior Loan Documents shall be permitted without Lender’s written consent, with the exception of (i) completion date extensions due to force majeure and (ii) reallocation of amounts among the line items of the Construction Budget; provided that Borrower shall provide Lender with notice of any changes in connection with (i) and (ii) above or any change orders modifying the Plans as provided below.  Lender shall have the right to approve all contractors (except General Contractor) and all construction contracts between Mortgagor and such contractors, with the exception of construction contracts that do not exceed $100,000.00.  No changes to the Plans shall be permitted without Lender’s written consent, with the exception of (i) changes required by governmental authorities or Senior Lender and (ii) other changes that, individually, do not increase or decrease Project costs by more than $100,000 and, in the aggregate, do not increase or decrease Project costs by more than $300,000.  Lender shall have ten (10) business days to provide any approval required under this Section 13(b) but if Lender does not provide written notice that it does not approve within the ten (10) business days, then the action shall be deemed approved.

(c)                                  Operation and Maintenance of Project.  In addition to the terms, conditions and provisions set forth in the other Loan Documents:

(i)                                     Payment of Lawful Claims.  Borrower shall pay or discharge all lawful claims, including taxes, assessments and governmental charges or levies imposed upon Borrower or its income or profits or upon any property belonging to Borrower prior to the date upon which penalties attach thereto; provided that Borrower may in good faith contest any such taxes, assessments, charges or levies so long as it provides, for any filed lien, a bond in accordance with statutory requirements or other security reasonably satisfactory to Lender.  Without limiting the generality of the foregoing, Borrower shall, or shall cause Mortgagor to, pay (a) all taxes and recording expenses, including stamp taxes, if any, relating to all documents and instruments securing the Loan, (b) the fees and commissions (if any) lawfully due to brokers engaged by Borrower or its Affiliates in connection with this transaction (and Borrower shall hold Lender harmless from all such claims, whether or not lawfully due), and (c) the fees and expenses of Lender’s counsel relating to Lender’s consultation with such counsel in connection with the negotiation, documentation and closing of the Loan and any subsequent modifications of the Loan.

(ii)                                  No Amendments.  Borrower shall not, nor shall it permit Mortgagor to, without Lender’s prior written consent, enter into any amendments or modifications of (a) if Borrower or Mortgagor is a corporation, Borrower’s and Mortgagor’s by-laws and articles of incorporation, (b) if Borrower or Mortgagor is a limited liability company, such entity’s operating agreement or articles of organization, (c) if Borrower or Mortgagor is a limited partnership, such entity’s partnership agreement or partnership certificate, (d) the construction contract between Mortgagor and General Contractor except for change orders (i) implementing changes required by governmental authorities or Senior Lender and (ii) other changes that, individually, do not increase or decrease Project costs by more than $100,000 and, in the aggregate, do not increase or decrease Project costs by more than $300,000, (e) the Management Agreement, or (f) the Senior Loan Documents.

(iii)                               Maintenance and Repair of Project.  After completion of the Project, Borrower shall cause Mortgagor to (a) maintain the Project, including the parking and landscaping portions thereof, in good condition and repair, (b) promptly make all necessary structural and non-structural repairs to the Project, (c) not demolish, alter, remove or add to any improvements on the Land, excepting (i) the repair and restoration of improvements following damage thereto as required by this Agreement, and (ii) as otherwise required by any applicable law, rule or regulations, and (d) not erect any new buildings, structures or building additions on the Land, without the prior written consent of Lender.  Borrower shall pay when due all claims for labor performed and materials furnished therefor in connection with any improvements or construction activities on the Land; provided that Borrower may in good faith contest any liens, claims or amounts so long as it provides, for any filed lien, a bond in accordance with statutory requirements or other security reasonably satisfactory to Lender.

(d)                                 Restricted Sale and Encumbrance of Project and of Borrower Interests; Other Indebtedness.  Borrower shall not engage in any Sale or Encumbrance without the prior written consent of Lender (which may be withheld by Lender in Lender’s sole and absolute discretion).  Borrower will not issue any additional Equity Interests in Borrower, except to Lender or Lender’s designee.  In addition, Borrower shall not permit Mortgagor to issue any additional Equity Interests in Mortgagor.  In addition, Borrower shall not, nor shall it permit Mortgagor to, incur any indebtedness, whether secured or unsecured, other than (i) the Senior Loan and this Loan, (ii) obligations under interest rate hedging arrangements related to the Senior Loan and (iii) trade and operational indebtedness incurred in the ordinary course of business (including construction and operation of the Project) or for its administrative functions.  Notwithstanding the foregoing, Lender’s consent shall not be required for:

(i)                                     the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase and otherwise in compliance with Section 13(f) hereof;

(ii)                                  a Sale of obsolete, worn out or damaged property or fixtures that is contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than Permitted Exceptions, those created by the Loan Documents, the Senior Loan Documents or the Commercial Deed of Trust or those otherwise consented to by Lender;

(iii)                               a Sale that results from theft, condemnation or other involuntary conversion;

(iv)                              the Sale (including through consumption) of personal property in the ordinary course of business that is contemporaneously replaced by items of equal or better function and quality;

(v)                                 the grant of an easement if, before the grant, Lender determines (which determination must be made reasonably) that the easement will not materially affect the operation or value of the Project and Borrower pays to Lender, upon demand, all reasonable costs and expenses incurred by Lender in connection with reviewing Borrower’s request (it being understood that Lender has approved the REA);

(vi)                              the creation of (1) a lien for taxes, assessments or other governmental charges or levies that are not then due or that are being contested in good faith and in accordance with applicable statutory procedures or (2) a mechanic’s lien against the Project which is bonded off, released of record or otherwise remedied to Lender’s reasonable satisfaction within 30 days of the date of creation; and

(vii)                           transfer of the Commercial Tract to the Commercial Tract Borrower on or after the Transfer Date.

Nothing in this Section 13(d) prohibits Mortgagor from providing the Commercial Deed of Trust.

(e)                                  General Indemnity.  Borrower shall, at Borrower’s expense, protect, defend, indemnify, save and hold Lender and each of its members and its respective members, stockholders, directors, officers, employees and agents (collectively the “Indemnified Parties”) harmless against any and all claims, demands, losses, expenses (including court costs and reasonable attorney’s fees and expenses), damages and causes of action (whether legal or equitable in nature) asserted by any person or entity arising out of, caused by or relating to the Project and the Lender’s exercise of its rights under the Loan Documents upon an Event of Default, except to the extent the same arises out of, is caused by or results from the gross negligence or willful misconduct of an Indemnified Party.  Borrower shall pay to Lender upon demand all claims, judgments, damages, losses and expenses (including court costs and reasonable attorneys’ fees and expenses) incurred by Lender as a result of any legal or other action arising out of the aforesaid matters.  Borrower acknowledges that the Indemnified Parties may defend any matter covered by the above indemnification by counsel of the relevant Indemnified Party’s choice, and the costs of such defense (including reasonable attorney’s fees) are part of the costs covered by the indemnity.  The foregoing indemnification shall survive repayment of the Loan.

(f)                                    Leases.

(i)                                     Residential Lease Requirements.  Mortgagor shall have the right, and Borrower may permit Mortgagor to, enter into residential Leases without Lender’s prior written consent, so long as all Leases for residential dwelling units (A) are on forms approved by Lender, (B) shall not include options to purchase, and (C) shall be for initial terms of at least six months and not more than two years (with the exception of Leases for up to 3% of the units in the Project, which may have terms of less than six months).

(ii)                                  Commercial Lease Requirements.  Mortgagor shall not, nor shall Borrower permit Mortgagor to, enter into any non-residential Leases without Lender’s prior written consent in each instance.  Mortgagor shall not, nor shall Borrower permit Mortgagor to, modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Agreement) without the prior written consent of Lender.  Borrower shall, without request by Lender, deliver a copy of each executed non-residential Lease to Lender promptly after such Lease is signed.

(iii)                               Advance Rent.  Mortgagor shall not, nor shall Borrower permit Mortgagor to, receive or accept rent under any Lease (whether residential or non-residential) for more than two months in advance.

(iv)                              Performance of Obligations.  Borrower shall cause Mortgagor to pay, perform and discharge, as and when payment, performance and discharge are due, all obligations of Mortgagor as landlord under all Leases.

(v)                                 Security Interest.  Except for the assignment to Lender the lender under the Senior Mezzanine Loan Agreement, Senior Lender or,

prior to the Transfer Date, the Commercial Tract Lender, Borrower shall not permit Mortgagor to further assign, pledge, transfer or otherwise encumber the Leases or the rents under the Leases.

(vi)                              Defense; Pursuit of Remedies.  Borrower shall or shall cause Mortgagor to, at its sole cost and expense, appear in and defend any action or proceeding arising from or connected with any of the Leases or any obligation or liability of Mortgagor as landlord thereunder.  Borrower shall, or shall cause Mortgagor to, use commercially reasonable efforts to pursue all remedies, including claims for damages available at law or in equity, against any tenant under a Lease who defaults in the performance of its obligations under the Lease.

(g)                                 Notices.  Borrower shall promptly notify Lender in writing of any litigation affecting (a) Borrower, Mortgagor and any general partner, managing member or controlling shareholder of Borrower or Mortgagor (excluding a general partner, managing member or controlling shareholder which is a natural person or trust), or (b) the Project, to the extent the same may result in a material adverse change in (i) the financial condition of any of the foregoing parties, (ii) Borrower’s ability to timely perform any of its obligations under any of the Loan Documents or Mortgagor’s ability to timely perform any of its obligations under any of the Senior Loan Documents or (iii) the physical condition or operation of the Project.

(h)                                 Development.  If after the date of this Agreement, Borrower or Mortgagor intends to engage a developer of the Project, Lender shall have the right to approve such new developer and the written development agreement for the Project.

(i)                                     Management.  The Project shall be managed at all times by Manager (or another professional residential rental property manager satisfactory to Lender under a contract approved by Lender).  At the time such property management agreement is executed, at the request of Lender, Mortgagor and the Manager shall enter into a Subordination of Management Agreement in the form attached as Exhibit K or another form reasonably acceptable to Lender.  Lender hereby accepts the Manager as the initial property manager.  If Borrower or Mortgagor intends to change the management of the Project, Lender shall have the right to approve such new property manager and the written contract for the management of the Project and require that Mortgagor and such new property manager enter into a Subordination of Management Agreement on the form attached as Exhibit K or on another form reasonably acceptable to Lender.

(j)                                     Senior Loan.  Borrower shall, or shall cause Mortgagor to, fully and timely pay all amounts owing under the Senior Loan Documents and timely and fully perform all of Mortgagor’s covenants and agreements contained therein.  Borrower shall provide Lender with copies of all notices (except routine notices which would not include any notice related to any failure to comply with any terms of the Senior Loan Documents or regarding any event of default under the Senior Loan Documents) given or received by Mortgagor under or pursuant to the Senior Loan Documents, promptly upon delivery or receipt as the case may be.  Without limiting the Lender’s right to declare an Event of Default on account of a failure to comply with the terms and provisions of the Senior Loan Documents, if Borrower or Mortgagor fail to so pay or perform such obligations, and if such failure either (i) becomes an Event of Default hereunder or (ii) prior to becoming an Event of Default continues for twenty (20) days after Lender gives written notice to Borrower to cure, the Lender may pay or perform the same pursuant to Section 18(b) hereof.  Notwithstanding the foregoing, (i) Lender shall have no obligation whatsoever to pay any of the amounts evidenced or secured by, or to perform any of the covenants or obligations imposed by, any Senior Loan Documents, and (ii) any such payment by Lender shall not cure Mortgagor’s default hereunder or under the Senior Loan Documents but shall only protect Lender’s interest in the Project.  Borrower shall not, nor shall it permit Mortgagor to, amend or modify any of the Senior Loan Documents without the prior written consent of Lender.

(k)                                  Principal Place of Business; Choice of Law.  Borrower shall not change its principal place of business or, if Borrower has more than one place of business, its chief executive office, from its address set forth in the first paragraph of this Agreement.  In addition, Borrower shall not make an election under the Uniform Commercial Code to treat, as the governing law for perfection of uncertificated securities, the law of any jurisdiction other than the jurisdiction of its formation.  Lender agrees not to unreasonably withhold its consent to any change in Borrower’s principal place of business or the governing law with respect to uncertificated securities so long as (1) Borrower and any other party reasonably requested by Lender executes all documents and instruments reasonably deemed necessary by Lender to perfect the security interests granted pursuant to the Loan Documents, (2) Borrower pays all of the Lender’s reasonable costs and expenses of perfecting such security interests and (3) if requested by Lender, Borrower delivers to Lender an opinion from counsel reasonably satisfactory to Lender opining as to the continued perfection of such security interest.

(l)                                     Compliance with Governmental Prohibitions.  No portion of the Loan proceeds will be used, disbursed or distributed by Borrower for any purpose, or to any person, in violation of any Law (as defined in Section 16 (i)) including, without limitation, any of the Terrorism Laws (as defined in Section 16 (i)).  Borrower shall provide Lender with immediate written notice (a) of any failure of any of the representations and warranties set forth in Section 16(i) of this Agreement to be true, correct and complete in all material respects at any time, or (b) if Borrower obtains knowledge that Borrower or any holder at any time of any direct or indirect equitable, legal or beneficial interest in Borrower (other than Lender or an affiliate or designee of Lender) is the subject of any of the Terrorism Laws.  Borrower shall immediately and diligently take, or cause to be immediately and diligently taken, all necessary action to comply with all Terrorism Laws and to cause the representations and warranties set forth in Section 16(i) to be true, correct and complete in all material respects.

14.          FURTHER ASSURANCES.  Borrower shall, from time to time, upon Lender’s request, at Borrower’s sole cost and expense, execute, deliver, record and furnish such documents and do such other acts as Lender may reasonably deem necessary or desirable to (i) perfect and maintain valid liens upon the security contemplated by the Loan Documents, (ii) correct any errors of a typographical or other manifest nature which may be contained in any of the Loan Documents, (iii) evidence Borrower’s compliance with the Loan Documents, and (iv) consummate fully and carry out the intent of the transactions contemplated under this Agreement or the Loan Documents.

15.          APPRAISALS.  Lender has the right to obtain a new appraisal or update an existing appraisal of the Project at any time while the Loan or any portion thereof remains outstanding (a) when, in Lender’s reasonable judgment, such an appraisal is warranted as a result of Lender’s internal evaluation of the Loan, and/or (b) to comply with statutes, rules, regulations or directives of governmental agencies having jurisdiction over Lender.  Borrower shall pay, upon demand, all reasonable appraisers’ fees and related expenses incurred by Lender from time to time in obtaining such appraisal reports; provided, however, that Borrower shall not be required to pay for a re-appraisal more than once every three years unless an Event of Default has occurred and is continuing.

16.          GENERAL REPRESENTATIONS AND WARRANTIES OF BORROWER.  Borrower represents and warrants to Lender, which representations and warranties shall survive the termination of this Agreement, the repayment of the Loan, any investigations, inspections or inquiries made by Lender or any of Lender’s representatives, and any disbursements made by Lender hereunder, as follows:

(a)                                  Organization; Corporate Powers; Authorization of Borrowing.

(i)                                     Organization.  Borrower’s ownership structure set forth on Exhibit F attached hereto is a true and correct depiction of the Equity Interests in Borrower and Mortgagor, and each entity set forth on Exhibit F is duly organized and is validly existing and in good standing under the laws of the state of its organization, and Mortgagor is qualified to do business in the jurisdiction where the Land is located.

(ii)                                  Power and Authority.  Borrower has the full limited liability company power and authority to execute the Loan Documents and to undertake and consummate the transactions contemplated hereby and thereby, and to pay, perform and observe the conditions, covenants, agreements and obligations herein and therein contained; and the Loan Documents have been duly and validly executed by Borrower and constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as such enforcement may be qualified or limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and general principles of equity.

(iii)                               Not a Foreign Person.  Neither Borrower, nor any entity that is a holder of an Equity Interest in Borrower, is organized under the laws of any jurisdiction other than the United States or one of the states thereof.

(iv)                              No Defaults Under Existing Agreements.  The consummation of the transactions contemplated hereby and the performance by Borrower of its obligations under the Loan Documents will not result in any breach of, or constitute a default under, the Senior Loan Documents, any other material Third Party Agreements or any mortgage, deed of trust, bank loan or security agreement, or other material instrument to which Borrower or Mortgagor are a party or by which the Land or Borrower or Mortgagor are bound.

(v)                                 True and Correct Copies of Documents.  All due diligence documents required to be delivered by Borrower to Lender hereunder (including those due diligence documents referred to in Section 6 hereof) are true, correct and complete copies thereof and the same have not been amended or modified except as expressly disclosed therein.

(vi)                              Outstanding Debt to Lender.  During the term of the Loan, Borrower will not borrow funds from Lender or an Affiliate of Lender other than the Loan and the loan made pursuant to the Senior Mezzanine Loan Agreement and as contemplated by the partnership agreement of Principal.

(b)                                 Title to Property; Matters Affecting Property.

(i)                                     Title to Property.  Mortgagor has good and marketable fee simple title to the Land, subject only to the Senior Loan Documents, the Loan Documents and the Permitted Exceptions, and good, marketable and freely alienable title to all personal property located on the Land, subject only to the Senior Loan Documents, the Loan Documents and the Permitted Exceptions; Borrower will cause Mortgagor to protect or cause to be protected the title to the

Project, and Borrower will forever warrant and defend the same against any other claims of any persons or parties whomsoever, subject to the Senior Loan Documents, the Loan Documents and the Permitted Exceptions.

(ii)                                  Mortgagor’s Equity Interests.  Borrower owns and will own one hundred percent (100%) of the Equity Interests in Mortgagor, and Borrower has not transferred, conveyed, pledged or encumbered (and will not transfer, convey, pledge or encumber) such interests except to Lender.

(iii)                               No Actions.  There are no actions, suits or proceedings at law or in equity (including condemnation or eminent domain proceedings) currently pending, or to the knowledge of Borrower threatened, against Mortgagor, Borrower, or the Project or, to the knowledge of Borrower, involving the validity or enforceability of the Senior Loan Documents or the Loan Documents or the priority of the liens granted thereunder, by or before any governmental authority having or exercising jurisdiction over the Project.  Borrower will promptly notify Lender of any such future actions, suits or proceedings.  Except as provided in Exhibit G, to Borrower’s knowledge, neither Borrower, nor Mortgagor, nor the Project is in default with respect to, or in violation of, any order, writ, injunction, decree or demand of any court or any governmental authority having or exercising jurisdiction over the Project.

(iv)                              No Contracts Giving Rise to Liens.  Neither Borrower, nor Mortgagor, has made any contract or arrangement of any kind, that does or could give rise to a lien on the Project, except for (i) the Senior Loan Documents, the Loan Documents and the Permitted Exceptions and (ii) contracts related to design and construction of the Project which have been provided to Lender.  Borrower has not made any contract or arrangement of any kind that does or could give rise to a lien or encumbrance on any of the Equity Interests in Mortgagor.

(v)                                 No Construction.  Prior to the disbursement of the Loan and the recordation of the Security Instrument, no construction whatsoever has been performed on the Land by Borrower or its Affiliates.

(vi)                              Compliance with Property Agreements.  Except as provided in Exhibit H, the Project when constructed will in all respects conform to and comply with all covenants, conditions, restrictions, reservations, regulatory agreements, conditional or special use permits and zoning ordinances affecting the Project whether or not recorded against the Project.

(vii)                           Leases.  Except as provided in Exhibit I, there are no Leases of the Land in effect as of the closing of the Loan.

(viii)                        Tax Treatment.  Borrower and Mortgagor are (and at all times during the term of the Loan will be) disregarded as entities separate from Principal within the meaning of Treasury Regulation §301.7701-3(b)(i)(2).  Borrower and Mortgagor have not elected (and at all times during the term of the Loan will not elect) to be classified as an association taxable as a corporation within the meaning of Treasury Regulation §301.7701-3(c).

(ix)                                Permits.  All Permits required for the operation and construction of the Project are in effect or Borrower expects them to be available as required for construction of the Project in accordance with the schedule required by the Senior Loan Documents.  Once issued, all such Permits will remain in effect and the Project and its contemplated use and operation will comply therewith.  All discretionary approvals for the construction of the Project in accordance with the Plans have been obtained or will be obtained prior to commencement of construction of the Project.

(x)                                   Hazardous Substances.  So long as Mortgagor owns the Project, Borrower shall cause Mortgagor to (a) keep the Project free from Hazardous Substances, except those in de minimis amounts ancillary to the Project activities that are used in compliance with all environmental laws, (b) promptly notify Lender if Borrower or Mortgagor becomes aware that any Hazardous Substance is on or near the Land or the Project in violation of any environmental laws or if the Project otherwise is in violation of any environmental laws, and (c) remove such Hazardous Substances contamination that violates any environmental laws and/or cure such violations as required by law.

(c)                                  Financial Statements.  The financial statements heretofore delivered to Lender by Borrower, Mortgagor and Principal are true and correct in all material respects, have been prepared in accordance with sound accounting practices, and fairly present the financial condition(s) of the person(s) referred to therein as of the date(s) indicated; no materially adverse change has occurred in the financial condition(s) reflected in such financial statements since the date(s) shown thereon and no additional borrowings or liabilities have been made or incurred by such person(s) since the date(s) thereof other than the borrowing contemplated hereby, the Senior Loan, or other borrowings disclosed in writing to and approved by Lender.  The Estimated Collateral Value Statement, dated as of June 30, 2008, for each Guarantor accurately lists the Available Assets of the Guarantor (as defined in the Guaranty) as of such date and the value of such Available Assets calculated on the basis provided in the notes thereto.

(d)                                 Budget Projections.  Borrower’s and/or Mortgagor’s budget projections indicate that monthly income from Project operations will be sufficient to pay the combined monthly accrual of interest on the Senior Loan and the Loan by the Maturity Date and the projections are reasonable in Borrower’s opinion and have been prepared in a manner consistent with the past practices of affiliates of Borrower.

(e)                                  Intentionally Deleted.

(f)                                    No Loan Broker.  Borrower has not dealt with any person, firm or corporation who is or may be entitled to any finder’s fee, brokerage commission, loan commission or other sum in connection with the execution of this Agreement or the making of the Loan by Lender to Borrower.  Borrower does hereby indemnify and agree to defend and hold Lender harmless from and against any and all loss, liability or expense, including court costs and reasonable attorneys’ fees and expenses, which Lender may suffer or sustain should such warranty or representation prove inaccurate in whole or in part.

(g)                                 No Default.  There are no defaults under any of the Senior Loan Documents or the Loan Documents on the part of Borrower, Mortgagor or, to the knowledge of Borrower, the other parties signatory thereto, and no event has occurred and is continuing which, with the giving of notice or the passage of time, or both, would constitute a default under any thereof.

(h)                                 Solvency.  As of the date hereof, Borrower and Mortgagor are each solvent and able to pay their debts as the same shall become due and payable.

(i)                                     Violations of Governmental Prohibitions.  Neither the making of the Loan, nor the receipt of Loan proceeds by Borrower, violates any federal, state, county, municipal and other governmental and quasi-governmental statutes, laws, rules, orders, regulations, ordinances, judgments or decrees (collectively, “Law”) applicable to Borrower, including, without limitation, any of the Terrorism Laws.  Neither the making of the Loan, nor the receipt of Loan proceeds by Borrower or Mortgagor, violates any of the Terrorism Laws applicable thereto.  To Borrower’s best knowledge, no holder of any direct or indirect equitable, legal or beneficial interest in Borrower or Principal (other than Lender or an affiliate or designee of Lender) is the subject of any of the Terrorism Laws.  No portion of the Loan proceeds will be used, disbursed or distributed by Borrower for any purpose, or to any person, directly or indirectly, in violation of any Law including, without limitation, any of the Terrorism Laws.  “Terrorism Laws” means Executive Order 13224 issued by the President of the

United States of America, the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations), and the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), and all other present and future federal, state and local laws, ordinances, regulations, policies and any other requirements of any governmental agency (including, without limitation, the United States Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as hereafter supplemented, amended or modified from time to time, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing.

17.          EVENT OF DEFAULT.  Borrower shall be in default under this Agreement upon the occurrence of any of the following events (hereinafter referred to as an “Event of Default”):

(a)                                  Non-Payment.  The failure of Borrower to pay when due any amount required by the Note, this Agreement or any other Loan Documents which continues, in the case of monthly interest payments required under the Note, for twenty (20) days or, in the case of other sums payable under the Note, this Agreement or the Loan Documents, for 10 days following written demand for payment on Borrower by Lender.

(b)                                 Insurance.  The failure of Borrower to keep in force any insurance policy required hereunder or to deliver evidence of its renewal to Lender and the continuation of such failure for 10 days following written demand on Borrower by Lender.

(c)                                  Special Purpose Entity Covenants.  The failure of Borrower to comply with the provisions of Section 23.

(d)                                 Borrower.  The liquidation, dissolution or termination of Borrower.

(e)                                  Guaranty.  The Guaranty for any reason shall cease to be in full force and effect, or be declared null and void or unenforceable in whole or in part; or the validity or enforceability of the Guaranty shall be challenged or denied by any Guarantor.  Notwithstanding the foregoing, a challenge or denial of the validity or enforceability of the Guaranty will not be considered an Event of Default if, excluding the Available Assets of the challenging guarantor, the collective aggregate value of the Available Assets of the Guarantor (defined collectively in the Guaranty) does not fall below $80,000,000.00.

(f)                                    Construction.  The cessation of the construction of any or all of the Project after work thereon has commenced for a period of more than 30 consecutive days without the written consent of Lender, except for any cessation due to events of force majeure as expressly permitted by the documents evidencing or securing the Senior Loan, except as otherwise provided in Section 13(b) of the Loan Agreement.

(g)                                 Fraud or Material Misrepresentation  Fraud or material misrepresentation by Borrower, Mortgagor or any of their partners, officers, directors or managers, or by any Guarantor in connection with (i) the application for or creation of the Indebtedness, (ii) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or (iii) any request for Lender’s consent to any proposed action.

(h)                                 Sale, Encumbrance or Other Indebtedness.  The taking of any action by Borrower, Mortgagor, or any other person contrary to the provisions of Section 13(d) of this Agreement.

(i)                                     Reports and Documents.  The failure of Borrower to deliver any notice, report, assignment, certificate, instrument or other document which Borrower is required to deliver to Lender under any of the Loan Documents within the twenty (20) days following written demand by Lender therefor.

(j)                                     Other Breaches under this Agreement. The failure by Borrower to perform any of its obligations under this Agreement, as and when required, except as specifically set forth otherwise herein, which continues for a period of 30 days after notice of such failure by Lender to Borrower, if such failure is not reasonably susceptible of cure within such 30 day period, and if Borrower promptly commences such cure within such 30 day period and diligently prosecutes the same to completion, then the cure period shall be extended for such period of time as may be reasonably necessary to effect a cure but in no event shall such period exceed 90 days.

(k)                                  Other Breaches Under Other Loan Documents.  The failure of Borrower or any Guarantor, indemnitor or obligor to perform and observe any covenant, obligation, agreement or undertaking under any Loan Document other than this Agreement following such notice and/or grace period, if any, as may be provided therein for curing such failure.

(l)                                     Senior Loan Documents.  The failure of Borrower or Mortgagor or any Guarantor to perform and observe any covenant, obligation, agreement or undertaking under any Senior Loan Documents following any notice or cure period, if any, as may be provided therein for curing such failure.

(m)                               Judgments.

(i)                                     An order, judgment or decree shall be entered by any court of competent jurisdiction appointing a custodian, receiver, trustee, or liquidator of Borrower or of all or any substantial part of any of Borrower’s assets; or

(ii)                                  The failure of Borrower to pay any money judgment against it at least twenty (20) days prior to the date on which the assets of the Borrower may be sold to satisfy such judgment; or

(iii)                               The failure to have discharged within a period of twenty (20) days after the commencement thereof any attachment, sequestration, or similar proceedings against any of the assets of Borrower.

(n)                                 Bankruptcy Proceedings.

(i)                                     If Borrower or Mortgagor shall become insolvent, make a transfer in fraud of, or a general assignment for the benefit of, creditors, or admit in writing its inability, generally to pay its debts as they become due; or

(ii)                                  If Borrower or Mortgagor shall have a receiver, custodian, liquidator or trustee appointed for all or substantially all of its assets or for the Project in any proceeding brought by Borrower, Mortgagor or the Project, or any such receiver or trustee is appointed in any proceeding brought against Borrower, Mortgagor or the Project and such appointment is not promptly contested and is not dismissed or discharged within ninety (90) days after such appointment; or

(iii)                               If Borrower or Mortgagor shall file a petition under Title 11 of the United States Code as amended or under any similar Federal or state law or statute; or

(iv)                              If Borrower or Mortgagor shall have a petition filed against it commencing an involuntary case under any present or future Federal or state bankruptcy or similar law and such petition is not dismissed or discharged within ninety (90) days after the filing thereof; or

(v)                                 If Borrower or Mortgagor shall request any composition, rearrangement, liquidation, extension, reorganization or other relief as a debtor under any present or future Federal or state bankruptcy or similar law now or hereafter existing.

The proceedings or events set forth in paragraph (n) are collectively referred to as “Bankruptcy Proceedings”.

18.          REMEDIES.

(a)                                  Actions upon Event of Default.  Upon the occurrence and during the continuance of an Event of Default beyond any applicable grace and cure period, Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against the Collateral or the Project, including, without limitation, at its option and without prior notice or demand, declare the unpaid principal balance of the Note and all accrued but unpaid interest thereon, as well as all other sums owing under the Loan Documents, immediately due and payable. Lender may make any advances on the Loan after the happening of any one or more of said Events of Default without thereby waiving the right to demand payment in full of the Note and such other amounts and without liability to make any other or further advances.

(b)                                 Lender’s Right to Perform.  If Borrower fails to perform any covenant or obligation contained herein or in the other Loan Documents and such failure continues for a period of 30 days after written notice of such failure by Lender to Borrower, or if such failure is not reasonably susceptible of cure within such 30 day period and if Borrower promptly commences such cure within such 30 day period and diligently prosecutes the same to completion, then the cure period shall be extended for such period of time as may be reasonably necessary to effect a cure but in no event shall such period exceed 90 days, without in any way limiting Lender’s right to exercise any of its rights, powers or remedies as provided hereunder, or under any of the other Loan Documents, Lender may, but shall have no obligation to, perform, or cause performance of, such covenant or obligation, and all costs, expenses, liabilities, penalties and fines of Lender reasonably incurred or paid in connection therewith shall be payable by Borrower to Lender upon demand and if not paid shall be added to the Indebtedness (and to the extent permitted under applicable laws, secured by the Security Instrument and other Loan Documents) and shall bear interest from the date expended at the Default Interest Rate.  Notwithstanding the foregoing, Lender shall have no obligation to send notice to Borrower of any such failure.

(c)                                  Appointment of Lender as Attorney-in-Fact.  Borrower hereby irrevocably, unconditionally and presently constitutes Lender as Borrower’s attorney-in-fact, with full power of substitution, to be exercised by Lender only upon the occurrence and during the continuation of an Event of Default, to exercise its rights under the Security Instrument (in its own name or the name of a designee) for purposes of preserving and protecting the Project or the Collateral and, as Lender in its sole discretion deems necessary or proper, to execute, acknowledge (when appropriate) and deliver all instruments and documents in the name of Borrower which may be necessary or desirable in order to do any and every act which Borrower might do on its own behalf in the performance of its obligations hereunder.  This power of attorney is a power coupled with an interest and is irrevocable.

(d)                                 Cross-Default to Note, Security Instrument and Other Loan Documents.  At the option of Lender, any Event of Default by Borrower under this Agreement shall constitute a default under the Note, the Security Instrument or any of the other Loan Documents to the same extent as though the Note had by its own terms become due and payable at maturity and payment thereof had been refused, and in such event Lender may, without liability to Borrower, assert and exercise any and all rights and remedies provided for herein or in the Note, the Security Instrument or any of the other Loan Documents or otherwise as may be provided by law.  Such rights and remedies may be asserted concurrently or successively from time to time (either before or after commencement of foreclosure proceedings or before or after the exercise of any other remedy of Lender) until the Note, including interest thereon, and all of the Indebtedness of Borrower to Lender under this Agreement and the other Loan Documents, have been paid in full.

(e)                                  Recourse Limitations.  Borrower’s liability in connection with this Agreement, the Note and the other Loan Documents (including Borrower’s liability for all amounts due hereunder or thereunder) is collectible only from the Project and other property encumbered by the Security Instrument.  In no case will any person who holds a direct or indirect ownership interest in Borrower, or any officer, director, manager, trustee, employee, agent or affiliate of Borrower or any such direct or indirect owner, have any responsibility for Borrower’s obligations in connection with this Agreement, the Note and the other Loan Documents (including Borrower’s liability for any amounts due hereunder or thereunder); provided, however, that nothing in this Section 18(e) limits the liability of any person under a guaranty or other agreement executed by such person.

19.          ADDITIONAL ADVANCES

(a)                                  Disbursement of Additional Advances.    Borrower may submit a Draw Request in the form attached as Exhibit E from time to time, but no more frequently than monthly (or twice monthly for the following subcontractors: framing, drywall, retaining walls, electrical, trim, carpentry, HVAC, floor coverings, concrete, final-clean and plumbing), for the payment of the cost of labor, materials, and services supplied for the construction of the Project and other costs incurred in connection with the Project, all to the extent contemplated in the Construction Budget (“Additional Advance”).  Lender may require, at Borrower’s expense, an inspection of, and favorable report upon, the Project, as built at the time of the Draw Request, by the Inspecting Architects/Engineers prior to making any Additional Advance.  Each Draw Request shall be submitted by Borrower to Lender not less than ten (10) Business Days prior to the date upon which the Additional Advance requested is desired by Borrower.  Upon satisfaction of all conditions precedent to Lender’s obligation to make Additional Advances hereunder, and provided that the Additional Advance, when aggregated with the Senior Mezzanine Advance Amount, does not exceed the Maximum Aggregate Advance Amount and is consistent with the Construction Budget, Lender shall fund to Borrower the requested Additional Advance (less the portion of the amount in the related Draw Request that is simultaneously funded under the Senior Mezzanine Loan Agreement), on the later of (i) the date such advance is requested in the Draw Request, and (ii)  five (5) Business Days after receipt of a complete Draw Request, together with the required accompanying materials, reasonably satisfactory to Lender.

(b)                                 Conditions Precedent to Additional Advance.

(i)                                     There shall exist no Event of Default;

(ii)                                  The Senior Loan is in full force and effect;

(iii)                               There exists no default by Mortgagor under the Senior Loan;

(iv)                              The representations and warranties made in this Agreement shall be true and correct in all material respects on and as of the date of each Additional Advance, with the same effect as if made on such date, other than (i) those which by their specific terms relate only to the Closing Date or another specified date, and (ii) those which relate to Section 6(d) and Section 16(c) hereof which need be true and correct only as of the effective date of this Agreement;

(v)                                 Borrower shall have provided to Lender (a) the form lease for residential units within the Project (it being agreed that Borrower has already provided such form to Lender) and (b) copies of any non-residential Leases affecting the Project;

(vi)                              Borrower shall have provided to Lender copies of all available Plans prepared by any engineers or architects in connection with the Project;

(vii)                           Lender shall have received copies of any inspection reports prepared by the Inspecting Architects/Engineers with respect to the specific Additional Advance and/or by any Governmental Authority having jurisdiction over the Project and Lender shall have received inspection reports, in form and substance reasonably acceptable to Lender, from the Inspecting Architect/Engineers at not less than thirty (30)-day intervals (and Lender shall request such reports from the Inspecting Architect/Engineers);

(viii)                        Borrower shall procure and deliver to Lender, if required by Lender, evidence reasonably satisfactory to Lender that the amount theretofore invested by Mortgagor in the Project, together with the funds remaining to be advanced to Borrower by Lender under the terms of this Agreement and the Senior Mezzanine Loan Agreement and to Mortgagor by Senior Lender under the Senior Loan, or sums which Borrower agrees to make available, are adequate to meet all costs incurred and to be incurred in connection with the construction of the Project;

(ix)                                Borrower shall procure and deliver to Lender, if required by Lender, evidence reasonably satisfactory to Lender supporting the amounts requested by Borrower, including, without limitation, statements, invoices and bills evidencing the requested amounts; and

(x)                                   Borrower shall procure and deliver to Lender a lien waiver and/or subordination agreement from each contractor or subcontractor who has performed work valued at or in excess of $150,000 at or upon the Land, or who has supplied material, supplies or equipment for the construction of the Project and who is intended to have been paid by the proceeds of the Additional Advance current through the last payment to such contractor or subcontractor.

20.          TRANSFER OF LOAN; LOAN SERVICER.

(a)                                  Lender’s Right to Transfer  Borrower hereby acknowledges that Lender shall have the right to transfer, assign or sell the Loan Documents, or grant participation interests in all or any portion of the Loan, in such manner and to such entities as Lender in its sole and absolute discretion shall select.

(b)                                 Loan Servicer.  At the option of Lender, the Loan may be serviced by a servicer selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to such servicer pursuant to a servicing agreement between Lender and such servicer.  A sale may result in a change of the Loan servicer.  There also may be one or more changes of Loan servicer unrelated to a sale of the Note.  If there is a change of Loan servicer, Borrower will be given notice of the change.

(c)                                  Dissemination of Information.  Lender may forward to each purchaser, transferee, assignee, or servicer of, and each participant or investor in, the Loan (collectively, the “Investor”), any governmental regulators or others as may be required by securities law, all documents and information which Lender now has or may hereafter acquire relating to the Indebtedness and to Borrower, Mortgagor and Principal, except as limited by the Principal’s partnership agreement, including financial statements, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable.  Borrower irrevocably waives any and all rights it may have under applicable Laws to prohibit such disclosure.

21.          LENDER’S EXPENSES; RIGHTS OF LENDER.  Borrower shall promptly pay to Lender, upon demand, with interest thereon from the date of demand at the Default Interest Rate, reasonable attorneys’ fees and all other reasonable costs and expenses paid or incurred by Lender in enforcing or exercising its rights or remedies created by, connected with or provided for in this Agreement or any of the other Loan Documents following an Event of Default, and payment thereof shall be secured by the Security Instrument.

22.          MISCELLANEOUS.

(a)                                  Notices. All notices, demands and other communications (“Notice”) under or concerning this Agreement shall be in writing.  Each Notice shall be addressed to the intended recipient at its address set forth below, and a Notice shall be deemed given on the earliest to occur of (1) the date when the Notice is received by the addressee; (2) the first Business Day after the Notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the Notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested.

If to Lender:                                                                               Behringer Harvard St. Rose REIT, LLC
15601 Dallas Parkway, Suite 600
Addison, Texas  75001
Attention:  Chief Legal Officer
Facsimile:  (214) 655-1610

with copy to:                                                                          Behringer Harvard St. Rose REIT, LLC
15601 Dallas Parkway, Suite 600
Addison, Texas  75001
Attention:  Mark Alfieri
Facsimile:  (214) 655-1610

with copy to:                                                                          Wick Phillips, LLP
2100 Ross Avenue, Suite 950
Dallas, Texas  75201
Attention:  Walt Miller
Facsimile:  (214) 692-6255

If to Borrower:                                                                   SW 131 St. Rose Mezzanine Borrower LLC
2001 Bryan Street, Suite 3250
Dallas, Texas 75201
Attention: Timothy J. Hogan
Facsimile: (214) 922-8553

with a copy to:                                                                 SW 131 St. Rose Mezzanine Borrower LLC
7373 N. Scottsdale Road, Suite C-228
Scottsdale, Arizona  85253
Attention: Bruce Hart
Facsimile:  (480) 596-8848

with copy to:                                                                          Jones Day
325 John H. McConnell Blvd., Suite 600
Columbus, Ohio 43216
Attention:  Michael K. Ording
Facsimile: (614) 461-4198

Any party to this Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 22(a).  Each party agrees that it will not refuse or reject delivery of any notice given in accordance with this Section 22(a), that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 22(a) to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service. Any notice under the Note and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 22(a).

(b)                                 Waivers.  No delay or omission in exercising any right or power arising from any default shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right or power arising from any default.  No waiver of any breach of any of the covenants or conditions of this Agreement shall be construed to be a waiver of or acquiescence in or consent to any previous or subsequent breach of the same or of any other condition or covenant.

(c)                                  Lender Not Partner of Borrower; Borrower in Control.  Neither the execution nor the performance of any of the Loan Documents by Lender, nor the exercise by the Lender of any of its rights, privileges or remedies conferred under the Loan Documents or under applicable law, shall be deemed to render the Lender a partner or a joint venturer with Borrower, any guarantor of the Loan or any other person, or to render Borrower an agent of Lender for any purposes.  Nothing contained herein shall characterize or be deemed to characterize, or be used as a basis for characterizing, Lender as a “mortgagee-in-possession”.  Lender and Borrower agree that Mortgagor remains in control of the Project, and that it determines the business plan for the Project and employment, management, leasing and operating directions and decisions for the Project.  All of Lender’s rights, and actions taken by Lender as provided or permitted, in or under this Agreement or the other Loan Documents are for and in its capacity as a secured lender attempting to protect the collateral security for the Loan and to collect the Indebtedness and any other amounts owing or outstanding under the Note or the Loan Documents.

(d)                                 No Third Party.  This Agreement is made for the sole benefit of Borrower and Lender and Lender’s successors and assigns, and no other person or persons shall have any rights or remedies under or by reason of this Agreement or any right to the exercise of any right or power hereunder or arising from any default, nor shall Lender owe any duty whatsoever to any claimant for labor performed or materials furnished in connection with the construction of the improvements to apply any undisbursed portion of the Loan to the payment of any such claims.

(e)                                  Time of Essence; Context.  Time is hereby declared to be of the essence of this Agreement and of every part hereof.  When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa.

(f)                                    Successors and Assigns.  This Agreement shall bind, and the rights granted by this Agreement shall inure to, the respective successors and assigns of Lender and Borrower.  However, a Sale or Encumbrance prohibited by Section 13(d) shall be an Event of Default.

(g)                                 Governing Jurisdiction.  This Agreement and all of the other Loan Documents (except as otherwise expressly provided therein with respect to the enforcement of specific remedies) shall be governed by and construed in accordance with the substantive law of the State of Texas without regard to the application of choice of law principles.

(h)                                 SUBMISSION TO JURISDICTION; SERVICE OF PROCESS.  BORROWER AND LENDER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SUBJECT MATTER HEREOF, ANY OTHER LOAN DOCUMENT AND THE SUBJECT MATTER THEREOF, OR THE LOAN.  EACH OF BORROWER AND LENDER TO THE

                                                EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN THE ABOVE-NAMED COURTS ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION BY ANY SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS  AGREEMENT, THE SUBJECT MATTER HEREOF, THE OTHER LOAN DOCUMENTS, THE SUBJECT MATTER THEREOF, OR THE LOAN (AS APPLICABLE) MAY NOT BE ENFORCED IN OR BY SUCH COURT, (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED IN STATE COURT TO FEDERAL COURT, OR TO REMAND AN ACTION INSTITUTED IN FEDERAL COURT TO STATE COURT AND (C) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER.  BORROWER AND LENDER EACH HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN TO IT PURSUANT TO SECTION 22(a) HEREOF, BUT ANY SUCH SERVICE WILL BE EFFECTIVE ONLY WHEN RECEIVED AT SUCH ADDRESS.  BORROWER AND LENDER EACH AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE OTHER PARTY.  FINAL JUDGMENT AGAINST A PARTY IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE PARTY THEREIN DESCRIBED, OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION.

(i)                                     WAIVER WITH RESPECT TO DAMAGES.  BORROWER ACKNOWLEDGES THAT LENDER DOES NOT HAVE ANY FIDUCIARY OR OTHER SPECIAL RELATIONSHIP WITH, OR FIDUCIARY OR SPECIAL DUTY TO, BORROWER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND THE RELATIONSHIP BETWEEN LENDER AND BORROWER, IN CONNECTION HEREWITH AND THEREWITH, IS SOLELY THAT OF DEBTOR AND CREDITOR.  TO

                                                THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER SHALL NOT ASSERT, AND BORROWER HEREBY WAIVES, ANY CLAIMS AGAINST LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(j)                                     Entire Agreement.  This Agreement and all of the other Loan Documents constitute the entire understanding between the parties hereto with respect to the subject matter hereof, superseding all prior written or oral understandings, and may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto or thereto that is to be bound by the modification, amendment or termination.  Notwithstanding the foregoing, the provisions of this Agreement are not intended to supersede the provisions of the Security Instrument but shall be construed as supplemental thereto.  Borrower and Lender each hereby acknowledges that this Agreement and the other Loan Documents accurately reflect the agreements and understandings of the parties hereto with respect to the subject matter hereof and hereby waives any claims against the other which it may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement or such other Loan Documents.

(k)                                  Headings.  The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

(l)                                     Severability.  Each provision of this Agreement shall be interpreted so as to be effective and valid under applicable law, but if any such provision shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Agreement.

(m)                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same document.

(n)                                 WAIVER OF JURY TRIAL.  BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN

                                                DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF THE LENDER OR BORROWER RELATED THERETO.  BORROWER AND LENDER EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT, AND THAT THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

(o)                                 Sole and Absolute Discretion.  Any option, consent, approval, or discretion or similar right of Lender set forth in this Agreement or any of the other Loan Documents may be exercised by Lender in its sole, absolute and unreviewable discretion, unless the provisions of this Agreement or the other Loan Documents specifically requires a different standard.

(p)                                 Straight Debt Harbor.  It is the intent of Borrower and Lender that the Loan shall be treated as a security that satisfies the requirements of Section 856(m)(1)(A) and Section 856(m)(2) of the Code (the “Straight Debt Safe Harbor”).  Accordingly, notwithstanding any indication herein to the contrary, the parties hereto agree that the terms of the Loan shall be interpreted in such a manner that the Loan satisfies the Straight Debt Safe Harbor for so long as it is owned by Lender; and the terms of the Note shall be applied such that the Note has a constant effective yield to maturity, as determined under Section 1372 of the Code, at a fixed rate over the entire term of the Note equal to the Interest Rate (as defined in the Note) (or, during any time at which an Event of Default is continuing, at the Default Interest Rate); provided, however, that such contraction shall not alter the dates of the principal or interest payments (described in Section 1.1 of the Note) or the amounts of the principal or interest payments required to be paid on an interest payment date (described in Section 1.1. of the Note) prior to the Maturity Date or earlier prepayment date.

(q)                                 Assignment.  Lender may, without the consent of any other party, assign its rights and obligations under this Agreement and the Loan Documents to any Affiliate of Lender.

(r)                                    Retainage of Subcontractors.  Lender understands and agrees that no retainage will be withheld for general conditions or the following subcontractor trades: floor and roof trusses, cabinets and countertops, appliances, lumber, drywall, concrete and reinforcing materials, cultured stone and CMU materials, interior trim, electric light fixtures, windows, doors and millwork, HVAC components, metals, floor coverings, surveying and stocking, materials testing and utilities.  Borrower understands and agrees that ten (10%) retainage will be withheld for all other subcontractors provided that at such time as the Project is at least fifty percent (50%) completed (as confirmed by the Senior Lender’s construction consultant, if any), retainage may be reduced to five percent (5%) for such other subcontractors.

23.          SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.  Borrower shall do all things necessary to preserve the existence of Borrower and Mortgagor as a separate Special Purpose Bankruptcy Remote Entity unless Lender otherwise consents, in its sole discretion, in writing.  Borrower covenants and agrees that with respect to Borrower and Mortgagor, until payment in full of the Indebtedness, it will not do, or permit Mortgagor to do, directly or indirectly, any of the following unless Lender consents thereto, in its sole discretion, in writing.  A “Special Purpose Bankruptcy Remote Entity” means a corporation, limited partnership or limited liability company which shall not:

(a)                                  engage in any business or activity other than the ownership, construction, operation and maintenance, in each case directly or indirectly, of the Land and the Project (in case of Mortgagor) or the Equity Interests in Mortgagor (in case of Borrower) and activities incidental thereto;

(b)                                 acquire or own any material assets other than (i) the Equity Interests, (ii) the Land or the Project, and (iii) such incidental personal property as may be necessary for the operation of the Project or as may arise out of the other activities of Borrower or Mortgagor;

(c)                                  merge into or consolidate with any person, or dissolve, terminate or liquidate, or transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

(d)                                 fail to preserve its existence as a person duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or amend, modify, or terminate the provisions of its organizational documents if such amendment, modification, or termination would adversely affect the ability of such Person to perform its obligations hereunder or under the other Loan Documents or would affect any other clause of this Section 23;

(e)                                  own any subsidiary (except, in the case of Borrower, the Mortgagor) or make any investment in any person (except, in the case of Borrower, the Mortgagor);

(f)                                    commingle its assets with the assets of any of its general partners, members, shareholders, Affiliates, principals or of any other Person in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, member, shareholder, principal or Affiliate of Borrower or Mortgagor or any other Person;

(g)                                 incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Senior Loan, the Loan and the loan made pursuant to the Senior Mezzanine Loan Agreement, (ii) obligations under interest rate hedging arrangements related to the Senior Loan and (iii) trade and operational indebtedness incurred in the ordinary course of business (including construction and operation of the Project) or for its administrative functions;

(h)                                 fail to maintain its records, books of account and bank accounts separate and apart from those of its general partners, members, shareholders, principals and Affiliates and any other Person;

(i)                                     enter into any contract or agreement with any general partner, member, shareholder, principal or Affiliate of Borrower or Mortgagor except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, member, shareholder, principal or Affiliate of Borrower or Mortgagor;

(j)                                     seek the dissolution or winding up of Borrower or Mortgagor;

(k)                                  maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, member, shareholder, principal or Affiliate of Borrower or Mortgagor or any other Person.

(l)                                     hold itself out to be responsible for the debts of another person, except through endorsement of negotiable instruments in the ordinary course of collection;

(m)                               make any loans or advances to any third party, including any general partner, member, shareholder, principal or Affiliate of Borrower or Mortgagor (except, in the case of Borrower, to the Mortgagor);

(n)                                 fail to file its own tax returns, if any, as may be required under applicable law, to the extent that Borrower or Mortgagor is (i) not part of a consolidated group filing a consolidated return or returns or (ii) not treated as a “disregarded entity” for tax purposes not required to file tax returns under applicable law; or

(o)                                 fail either to hold itself out to the public as a legal person separate and distinct from any other person or to conduct its business solely in its own name if the result is (i) to mislead others as to the identity of the person with which such other party is transacting business; or (ii) to suggest that it is responsible for the debts of any third party (including any general partner, principal or Affiliate of Borrower or Mortgagor), provided, however, Mortgagor and Borrower may hold itself out as doing business under the “Trammel Crow Residential” or “Alexan Communities” names.

In addition to the foregoing, Borrower shall have at least one independent manager who is provided by a nationally recognized company that provides professional independent directors and who shall not be at the time of initial appointment, and may not have been during the preceding five years (i) a stockholder, director, officer, employee, partner, member, attorney or counsel of Mortgagor or an Affiliate of Mortgagor or Borrower, (ii) a customer, supplier (other than a supplier of registered agent or registered office service) or other Person who derives any of its purchases or revenues from its activities with Mortgagor or Borrower, (iii) a Person or other entity controlling or under common control with any such stockholder, director, officer employee, partner, customer, supplier (other than a supplier of registered agent or registered office service) or other Person or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person (the “Independent Director”).  At any time while the Loan is outstanding, the consent of the Independent Director should be required to: (i) file, consent to the filing of, or join in any filing of, a bankruptcy or insolvency petition; (ii) dissolve, liquidate, merge or consolidate; (iii) engage in any business or activity other than the ownership, construction, operation and maintenance, directly or indirectly, of the Project; and (iv) amend the articles of organization, limited liability agreement or partnership agreement.

24.          SENIOR MEZZANINE LOAN.

(a)                                  Borrower and Lender are entering into the Senior Mezzanine Loan Agreement contemporaneously with this Agreement.  Under this Agreement and the Senior Mezzanine Loan Agreement, Lender may advance to Borrower an aggregate maximum principal amount up to, but not in excess of, the Maximum Aggregate Advance Amount.  The Borrower and Lender agree that, at any given time, any principal amounts advanced to Borrower by Lender under this Agreement and the Senior Mezzanine Loan Agreement shall be allocated as follows:

(i)                                     At all times while principal amounts are outstanding and/or additional principal amounts may be advanced under this Agreement or the Senior Mezzanine Loan Agreement, an aggregate principal amount of at least $2,000 shall be advanced to Borrower by Lender under this Agreement and the Senior Mezzanine Loan Agreement, taken together, and the principal amount outstanding under this Agreement shall be at least $1,000 and the principal amount outstanding under the Senior Mezzanine Loan Agreement shall be at least $1,000;

(ii)                                  If an aggregate principal amount of more than $2,000 has been advanced to Borrower by Lender under this Agreement and the Senior Mezzanine Loan Agreement, Lender may decide whether additional amounts requested by Borrower pursuant to a Draw Request are funded pursuant to this Agreement or pursuant to the Senior Mezzanine Loan Agreement, or in part pursuant to this Agreement and in part pursuant to the Senior Mezzanine Loan Agreement, and if in parts pursuant to both this Agreement and the

                                                Senior Mezzanine Loan Agreement, the respective parts funding pursuant to each, so long as the aggregate amount advanced to Borrower pursuant to this Agreement and the Senior Mezzanine Loan Agreement in all cases equals the amount requested by Borrower in the Draw Request.

(b)                                 Borrower acknowledges that Lender has advised it that Lender desires that at no time will the Senior Mezzanine Advance Amount exceed the Estimated Value.  Accordingly, Borrower agrees that if at any time the Senior Mezzanine Advance Amount is more than the Estimated Value, Lender shall, subject to Section 24(a)(i), be deemed to have advanced principal under this Agreement in an amount equal to the amount by which the Senior Mezzanine Advance Amount exceeds the Estimated Value and to have used such advance to repay the portion of the loan under the Senior Mezzanine Loan Agreement then outstanding so as to reduce the Senior Mezzanine Advance Amount to the Estimated Value.  Conversely, Borrower agrees that if at any time the Senior Mezzanine Advance Amount is less than the Estimated Value, Lender shall, subject to Section 24(a)(i), be deemed to have advanced principal against the loan made under the Senior Mezzanine Loan Agreement in an amount equal to the lesser of (i) the Junior Mezzanine Advance Amount minus $1,000 and (ii) the amount by which the Estimated Value exceeds the Senior Mezzanine Advance Amount, and in such event Lender shall be deemed to have used the amount so advanced to repay a portion of the Loan.  An advance pursuant to this Section 24(b) will not reduce the amount Borrower is entitled to draw under this Agreement and the Senior Mezzanine Loan Agreement, it being the intent of Lender and Borrower that Borrower will be entitled to obtain advances up to the Maximum Aggregate Advance Amount.  An advance and contemporaneous repayment made, or deemed to be made, pursuant to this Section 24(b) will not be considered an advance in excess of the Maximum Aggregate Advance Amount for purposes of this Agreement.

(c)                                  Borrower acknowledges that Lender has advised it that Lender desires that at no time will the Senior Mezzanine Advance Amount and the accrued and unpaid interest on the loan pursuant to the Senior Mezzanine Loan Agreement, taken together, exceed the Estimated Value.  Therefore, to the extent that, after any adjustments pursuant to Section 24(b), the Senior Mezzanine Advance Amount and the accrued and unpaid interest on the loan pursuant to the Senior Mezzanine Loan Agreement, taken together, exceed the Estimated Value, then such accrued and unpaid interest will be deemed to be payable under the Loan rather than payable under the loan pursuant to the Senior Mezzanine Loan Agreement to the extent necessary to prevent the Senior Mezzanine Advance Amount and the accrued and unpaid interest on the loan pursuant to the Senior Mezzanine Loan Agreement, taken together, from exceeding the Estimated Value.  Any such interest deemed to be payable under the Loan pursuant to this Section

                                                24(c) shall automatically to revert to being payable under the loan pursuant to the Senior Mezzanine Loan Agreement to the extent possible without causing the Senior Mezzanine Advance Amount and the accrued and unpaid interest on the loan pursuant to the Senior Mezzanine Loan Agreement, taken together, from exceeding the Estimated Value.  In no event shall the accrued and unpaid interest under the Loan, when combined with the accrued and unpaid interest owing under the loan pursuant to the Senior Mezzanine Loan Agreement, exceed the amount of interest that would be owing (taking into account payments of interest made prior to the time in question) if interest had accrued at the rate applicable under the Note and the note issued pursuant to the Senior Mezzanine Loan Agreement on a principal balance equal to the Junior Mezzanine Advance Amount plus the Senior Mezzanine Advance Amount.

(d)                                 Lender shall endeavor to give Borrower written notice of any advance, repayment or adjustment pursuant to this Section 24 simultaneously with such action, and Lender shall, upon request by Borrower, give Borrower written notice of the amount outstanding under the Loan and the loan under the Senior Mezzanine Loan Agreement.

25.          SUBDIVISION AND RELEASE.

(a)                                  On or before June 30, 2009, Borrower will have caused the Mortgagor to have (i) obtained all final, non-appealable approvals of all applicable Governmental Authorities necessary to cause the Land to be lawfully subdivided into separate and conforming legal lots comprised of the Commercial Tract and the Residential Tract, substantially as reflected on the proposed subdivision map (a copy of which is attached as Exhibit A-1 to the Senior Loan Agreement); (ii) recorded (or cause to have been recorded) within the applicable real property records of Clark County, Nevada the final subdivision map as so approved by all applicable Governmental Authorities (the “Final Map”); and (iii) caused the Title Insurer to have issued an endorsement to the title insurance insuring that, after giving effect to the recordation of the Final Map, the Residential Tract constitutes a separate, legal lot pursuant to applicable laws.  If any Governmental Authority conditions approval of the proposed subdivision map on revisions thereto, Lender shall be deemed to have consented to such revisions if and to the extent the Senior Lender consents to such revisions in accordance with the Senior Loan Documents.

(b)                                 Lender shall execute and deliver (or shall direct the trustee under the Security Instrument to execute and deliver) a partial release or reconveyance of the lien of the Security Instrument with respect to the Commercial Tract, subject to and conditioned upon the satisfaction of each of the following conditions precedent:

(i)                                     The Final Map shall have been recorded in the applicable real property records of Clark County, Nevada;

(ii)                                  The Title Insurer shall have issued an endorsement to the title insurance insuring that the Residential Tract constitutes a separate legal lot in accordance with the requirements of applicable law;

(iii)                               Borrower or Mortgagor shall have prepared and delivered to Lender, a reciprocal easement agreement (and any documents referenced therein or executed therewith), in such form as is approved by the Senior Lender in accordance with the Senior Loan Documents, duly executed by Mortgagor and Commercial Tract Borrower, encumbering the entirety of the Land and establishing non-exclusive, perpetual and reciprocal easements for ingress, egress, access and public utilities over and across the Land (the “REA”); and

(iv)                              Borrower shall have reimbursed Lender for its out-of-pocket expenses incurred in connection with such partial release.

(c)                                  Lender agrees to execute and deliver a subordination of lien, in form and substance reasonably acceptable to Borrower and the Senior Lender, subordinating the liens and security interests of the Security Instrument to the REA.

[Signatures Follow on Next Page]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

BORROWER:

SW 131 ST. ROSE MEZZANINE BORROWER LLC,
a Delaware limited liability company

By:	SW 130 St. Rose Limited Partnership,
a Delaware limited partnership,
its sole member

	By:	SW 129 St. Rose Limited Partnership,
a Delaware limited partnership,
its general partner

		By:	SW 104 Development GP LLC,
a Delaware limited liability company,
its general partner

			By:	/s/ Timothy J. Hogan
Timothy J. Hogan, Vice President

LENDER:

BEHRINGER HARVARD ST. ROSE REIT, LLC,
a Delaware limited liability company

By:	Behringer Harvard St. Rose Venture, LLC,
a Delaware limited liability company,
its manager

	By:	Behringer Harvard St. Rose, LLC,
a Delaware limited liability company,
its manager

		By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President-Corporate
Development & Legal and Secretary

EXHIBIT A

DESCRIPTION OF THE LAND

All that land situated in the County of Clark, State of Nevada, more particularly described as follows:

PARCEL 1:

The North Half (N ½) of the Northwest Quarter (NW ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M., Clark County, Nevada.

PARCEL 2:

The South Half (S ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M.

EXCEPTING THEREFROM that portion lying within St. Rose Parkway.

PARCEL 3:

That portion of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.M., City of Henderson, Clark County, Nevada, more particularly described as follows:

The South Half (S ½) of the Northwest Quarter (NW ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35.

TOGETHER WITH:

Those portions of the North Half (N ½) of the South Half (S ½) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35 lying Northwesterly of the Northwesterly right of way of St. Rose Parkway.

PARCEL 4:

Being a portion of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M., Clark County, Nevada.

TOGETHER WITH that portion of the North Half (N ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼), also together with that portion of the North Half (N ½) of the Northwest Quarter (NW ¼) of said Section 35, lying Northwesterly of St. Rose Parkway, further described as follows:

BEGINNING at the Southeast (SE) corner of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35, said corner being marked by an aluminum cap marked “PLS 5269, 1994, NW 1/16”;

Thence South 41°41’09” East, 174.75 feet to the Northwesterly line of St. Rose Parkway as granted in Book 250 as Document No. 202951, Official Records, Clark County, Nevada;

Thence along said Northwesterly line, South 46°18’51” West, 297.97 feet to a point of intersection of said Northwesterly line with the South line of the North Half (N ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35;

Thence along the lines of said North Half (N ½) the following Three (3) courses:

1)              North 89°22’43” West, 553.55 feet;

2)              North 00°33’34” West, 330.00 feet;

3)              South 89°22’04” East, 663.09 feet to the POINT OF BEGINNING;

EXCEPTING THEREFROM:

A portion of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35, described as follows:

BEGINNING at the Southwest (SW) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35;

Thence North 00°33’55” West, 330.09 feet to the Northwest (NW) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence South 89°21’56” East, 663.21 feet to the Northeast Corner of the South Half (S1/2) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence South 00°32’39” East, 330.06 feet to the Southeast (SE) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence North 41°41’09” West, 316.13 feet; Thence South 48°18’51” West, 153.68 feet to the beginning of a 500 foot radius curve, concave Northwesterly; Thence along said curve to the right, 369.29 feet through a central angle of 42°19’05” to the POINT OF BEGINNING.

(Deed Reference 20070720 / 2463 and 2464)

SURVEYOR’S PERIMETER LEGAL DESCRIPTION:

THE FOLLOWING IS A METES AND BOUNDS LEGAL DESCRIPTION OF PARCELS 1, 2, 3 AND 4 COMBINED PREPARED BY THE CERTIFYING SURVEYOR.

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 35, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M., CITY OF HENDERSON, CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 35; THENCE SOUTH 41°41’09” EAST, A DISTANCE OF 174.75 FEET TO THE NORTHWESTERLY RIGHT-OF-WAY LINE OF ST. ROSE PARKWAY (300.00 FEET WIDE);   THENCE SOUTH 48°18’51”

WEST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1,278.38 FEET TO THE SOUTH LINE OF THE NORTH HALF (N 1/2) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 35; THENCE DEPARTING SAID RIGHT-OF-WAY LINE, NORTH 89°24’01” WEST ALONG SAID SOUTH LINE, A DISTANCE OF 477.63 FEET TO THE WEST LINE OF SAID SECTION 35;   THENCE DEPARTING SAID SOUTH LINE, NORTH 00°34’46” WEST ALONG SAID WEST LINE, A DISTANCE OF 990.37 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 35;   THENCE DEPARTING SAID WEST LINE, SOUTH 89°22’04” EAST ALONG SAID SOUTH LINE, A DISTANCE OF 663.09 FEET TO THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 35, SAME BEING THE BEGINNING OF A CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 500.00 FEET;   THENCE DEPARTING SAID SOUTH LINE, NORTHEASTERLY 369.29 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 42°19’05”;   THENCE NORTH 48°18’51” EAST, A DISTANCE OF 153.68 FEET; THENCE SOUTH 41°41’09” EAST, A DISTANCE OF 316.13 FEET TO THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 35, SAME BEING THE POINT OF BEGINNING.

Prepared by:

Michael A. Lathan, PLS No. 14414

DRC Surveying Nevada, Inc.

9330 West Martin Avenue

Las Vegas, Nevada  89148

EXHIBIT B

[INTENTIONALLY OMITTED]

EXHIBIT C

PLANS

[ATTACHED]

EXHIBIT D

CONSTRUCTION BUDGET

LINE ITEMS	Total Costs

LAND COSTS
LAND	14,200,000.00
TOTAL LAND COSTS	14,200,000.00

HARD COSTS
Construction Hard Costs	34,235,846.00
Hard Costs Contingency	1,431,465.00
TOTAL HARD COSTS	35,667,311.00

SOFT COSTS
Taxes	220,000.00
Legal	375,000.00
Closing Costs	100,000.00
Municipal Fees	4,150,000.00
Architect	700,000.00
Engineering & Surveying	200,000.00
Preleasing	175,000.00
Marketing	465,000.00
Mezzanine Loan Fee	631,296.00
Non-Accrual Mezzanine Interest	6,413,523.00
Financing Costs	1,501,870.00
Deferred Developer Offsite Overhead	3,613,196.00
Interest Reserve	1,181,558.00
Operating Deficit	275,237.00
Soft Cost Contingency	275,000.00
TOTAL SOFT COSTS	20,276,680.00
TOTAL BUDGET	70,143,991.00

SOURCE
Mezzanine Debt	21,043,197.00
Equity Partner	5,172,333.00
TCR Cash-including Pre Development Costs	1,715,265.00
Deferred Equity-Offsite Overhead	3,613,196.00
TOTAL SOURCES	31,543,991.00
LOAN PROCEEDS	38,600,000.00

EXHIBIT E

DRAW REQUEST

[BORROWER’S LETTERHEAD]

DRAW REQUEST NO.

TO:  BEHRINGER HARVARD ST. ROSE REIT, LLC (“Lender”)

LOAN NO.	DATE
PROJECT	ALEXAN ST. ROSE
LOCATION	HENDERSON, NEVADA
BORROWER	SW 131 ST. ROSE MEZZANINE BORROWER LLC

FOR PERIOD ENDING

In accordance with the Junior Mezzanine Loan Agreement in the amount of up to $21,043,197 dated December     , 2008 between Borrower and Lender, Borrower requests that $                     be advanced from Loan proceeds.  The proceeds should be credited to the account of                                         , Account No.                     , at                                         .

1.	ORIGINAL CONTRACT SUM		$

2.	TOTAL CHANGE ORDERS		$

3.	CONTRACT SUM TO DATE (Line 1 + 2)		$

4.	TOTAL COMPLETED & STORED TO DATE		$

5.	SOFT COSTS		$

6.	RETAINAGE:

	a.	% of Completed Work	$

	b.	% of Stored Material	$

	Total Retainage		$

7.	TOTAL EARNED LESS RETAINAGE		$
(Line 4 less Line 6 Total)

8.	LESS PREVIOUS PAYMENTS		$

9.	CURRENT PAYMENT DUE		$

10.	BALANCE TO FINISH, PLUS RETAINAGE		$
(Line 3 less Line 7)

The undersigned Borrower represents that, to the best of Borrower’s knowledge, information, and belief, the Work covered by this application has been completed substantially in accordance with the above-referenced Contract, that all amounts have been paid by Borrower for Work for which previous payments were received from Owner, and that the current payment requested herein represents a just estimate of reimbursement to Borrower.  Borrower further represents that: (i) there are no known mechanic’s liens or materialmen’s liens outstanding at the date of this application (other than items being contested in accordance with the Loan Documents); (ii) all due and payable bills with respect to the Work have been paid to date  (other than items being contested in accordance with the Loan Documents) or are included in the amount requested in this application; (iii) except for such bills not paid but so included, there is no known basis for the filing of any mechanic’s liens or materialmen’s liens on the Work or the Project (other than items being contested in accordance with the Loan Documents); and (iv) effective waivers and releases of liens have been obtained from all subcontractors through the immediately preceding advance of Loan proceeds (other than items being contested in accordance with the Loan Documents).

This Draw Request is executed                     , 200    .

BORROWER:

SW 131 ST. ROSE MEZZANINE BORROWER LLC,

a Delaware limited liability company

By:	SW 130 St. Rose Limited Partnership,
a Delaware limited partnership,
its sole member

	By:	SW 129 St. Rose Limited Partnership,
a Delaware limited partnership,
its general partner

		By:	SW 104 Development GP LLC,
a Delaware limited liability company,
its general partner

By:
Name:
Title:

NOTES:

Each Draw Request shall include invoices, receipts and/or copies of checks evidencing the Cost of Work performed during the preceding month and unconditional lien releases for all prior payments, from General Contractor and all Subcontractors. Raw materials or work-in-process at a manufacturer’s plant location are not eligible for payment.  For materials not yet incorporated in the Work, the following shall be provided by Borrower as a condition to payment:

1.                                       Items shall be listed separately on the Draw Request;

2.                                       An appropriate transfer of title shall be executed;

3.                                       The methods used to store off-Site items shall be described;

4.                                       Items in storage shall be identified as property of Borrower or Mortgagor, and a description of the identification methods used shall be submitted for approval by Lender;

5.                                       A written inventory of items and method used to verify such inventory, including Borrower’s certification that all quantities have been received in good condition, shall be submitted for approval by Lender; and

6.                                       Proof of insurance in Borrower’s name shall be secured.

Lender shall have the right to verify storage by a physical inspection prior to invoice approval and at any time thereafter.  Such payment shall not relieve Borrower of the responsibility for protecting, safeguarding, and proper installation of the materials.

EXHIBIT F

OWNERSHIP CHART

[ATTACHED]

EXHIBIT G

PENDING ACTIONS AT LAW

None.

EXHIBIT H

VIOLATIONS OF PROPERTY AGREEMENTS

None.

EXHIBIT I

LEASES

None.

EXHIBIT J

FINANCIAL INFORMATION

Borrower must provide the following items, as applicable, to Lender, in addition to any other items requested by Lender prior to Closing or during the term of this Agreement:

a)              Detailed accrued expense listing for each quarter ended during the current calendar year and for the prior full fiscal year

b)             Detailed straight line rent schedule for each quarter ended during the current calendar year and for the prior full fiscal year

c)              Details/abstracts of all permits and licenses for tenants (i.e. satellite dishes on roof)

d)             Detailed listing of all tenants with termination options

e)              Listing of all service contracts and equipment leases, including contracts for elevator, landscaping, electricity, cleaning, HVAC service, security, pest control, disposal, parking lot maintenance, insurance, etc.

f)                Access to service contracts

g)             Detail of the cash receipts and disbursements journal, downloaded to Excel if possible for the prior full fiscal year and the year to date period of the current year

h)             Detailed general ledger of revenues and expenses for each quarter during the current calendar year and the prior full fiscal year

i)                 Detailed income statements by month for the current year and for the prior full fiscal year

j)                 Copies of property tax invoices for the current year and the previous full fiscal year

k)              Operating expense reconciliations by tenant for the current year to date period and the previous full fiscal year

l)                 Rent roll – current year and prior year end

m)           Lease abstracts, including amendments, exhibits and side letters for each tenant

n)             Management/leasing agreement, current year and prior year end

o)             Check registers for the period from the current year to date period being reviewed through the date of the accountants/auditors field work

p)             Access to vendor accounts payable files

q)             Leases in effect during the prior full fiscal year and during the current year being reviewed

EXHIBIT K

FORM OF SUBORDINATION OF MANAGEMENT AGREEMENT

[ATTACHED]